EXPLANATORY NOTE

This is a post-qualification amendment to an offering statement on Form 1-A filed by RSE Archive, LLC. The offering statement was originally filed by RSE Archive, LLC on August 13, 2019 and has been amended by RSE Archive, LLC on multiple occasions since that date. The offering statement, as amended by pre-qualification amendments, was initially qualified by the U.S. Securities and Exchange Commission on October 11, 2019.

Different series of RSE Archive, LLC have already been offered or have been qualified but not yet launched as of the date hereof, by RSE Archive, LLC under the offering statement, as amended and qualified. Each such series of RSE Archive, LLC will continue to be offered and sold by RSE Archive, LLC following the filing of this post-qualification amendment subject to the offering conditions contained in the offering statement, as qualified.

The purpose of this post-qualification amendment is to add to the offering statement, as amended and qualified, the offering of additional series of RSE Archive, LLC. The series already offered, or qualified but not yet launched as of the date hereof, under the offering statement, and the additional series being added to the offering statement by means of this post-qualification amendment, are outlined in the “Master Series Table” contained in the section titled “Interests in Series Covered by This Amendment” of the Offering Circular to this post-qualification amendment.

This Post-Qualification Offering Circular Amendment No. 14 amends the Post-Qualification Offering Circular No. 13 of  RSE Archive LLC, dated October 9,2020 as qualified on October 13, 2020, and as may be amended and supplemented from time to time (the “Offering Circular”), to add additional securities to be offered pursuant to the Offering Circular. Unless otherwise defined below, capitalized terms used herein shall have the same meanings as set forth in the Offering Circular. An offering statement pursuant to Regulation A relating to these securities has been filed with the Securities and Exchange Commission. Information contained in this Preliminary Offering Circular is subject to completion or amendment. To the extent not already qualified under Regulation A, these securities may not be sold nor may offers to buy be accepted before the offering statement filed with the Commission is qualified. We may elect to satisfy our obligation to deliver a Final Offering Circular by sending you a notice within two business days after the completion of our sale to you that contains the URL where the Final Offering Circular or the offering statement in which such Final Offering Circular was filed may be obtained.

POST-QUALIFICATION OFFERING CIRCULAR AMENDMENT NO. 14

SUBJECT TO COMPLETION; DATED OCTOBER 14, 2020

RSE ARCHIVE, LLC

250 LAFAYETTE STREET, 2nd FLOOR, NEW YORK, NY 10012

(347-952-8058) Telephone Number

www.rallyrd.com

This Post-Qualification Amendment relates to the offer and sale of series of interest, as described below, to be issued by RSE Archive, LLC (the “Company,” “RSE Archive,” “we,” “us,” or “our”).

		Series Membership Interests Overview
		Price to Public	Underwriting Discounts and Commissions (1)(2)(3)	Proceeds to Issuer	Proceeds to Other Persons

Series #52MANTLE	Per Unit	$132.00		$132.00
	Total Minimum	$105,600		$105,600
	Total Maximum	$132,000		$132,000

Series #71MAYS	Per Unit	$28.50		$28.50
	Total Minimum	$45,600		$45,600
	Total Maximum	$57,000		$57,000

Series #RLEXPEPSI	Per Unit	$8.90		$8.90
	Total Minimum	$14,240		$14,240
	Total Maximum	$17,800		$17,800

Series #10COBB	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #POTTER	Per Unit	$24.00	$24.00
	Total Minimum	$57,600	$57,600
	Total Maximum	$72,000	$72,000

Series #TWOCITIES	Per Unit	$72.50	$72.50
	Total Minimum	$11,600	$11,600
	Total Maximum	$14,500	$14,500

Series #FROST	Per Unit	$67.50	$67.50
	Total Minimum	$10,800	$10,800
	Total Maximum	$13,500	$13,500

Series #BIRKINBLEU	Per Unit	$58.00	$58.00
	Total Minimum	$46,400	$46,400
	Total Maximum	$58,000	$58,000

Series #SMURF	Per Unit	$17.25	$17.25
	Total Minimum	$27,600	$27,600
	Total Maximum	$34,500	$34,500

Series #70RLEX	Per Unit	$20.00	$20.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #EINSTEIN	Per Unit	$7.25	$7.25
	Total Minimum	$11,600	$11,600
	Total Maximum	$14,500	$14,500

Series #HONUS	Per Unit	$52.00	$52.00
	Total Minimum	$416,000	$416,000
	Total Maximum	$520,000	$520,000

Series #75ALI	Per Unit	$23.00	$23.00
	Total Minimum	$36,800	$36,800
	Total Maximum	$46,000	$46,000

Series #71ALI	Per Unit	$15.50	$15.50
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #APROAK	Per Unit	$75.00	$75.00
	Total Minimum	$60,000	$60,000
	Total Maximum	$75,000	$75,000

Series #88JORDAN	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BIRKINBOR	Per Unit	$26.25	$26.25
	Total Minimum	$42,000	$42,000
	Total Maximum	$52,500	$52,500

Series #33RUTH	Per Unit	$38.50	$38.50
	Total Minimum	$61,600	$61,600
	Total Maximum	$77,000	$77,000

Series #SPIDER1	Per Unit	$22.00	$22.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BATMAN3	Per Unit	$78.00	$78.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #ROOSEVELT	Per Unit	$19.50	$19.50
	Total Minimum	$15,600	$15,600
	Total Maximum	$19,500	$19,500

Series #ULYSSES	Per Unit	$51.00	$51.00
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #56MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #AGHOWL	Per Unit	$38.00	$38.00
	Total Minimum	$15,200	$15,200
	Total Maximum	$19,000	$19,000

Series #98JORDAN	Per Unit	$64.00	$64.00
	Total Minimum	$102,400	$102,400
	Total Maximum	$128,000	$128,000

Series #18ZION	Per Unit	$30.00	$30.00
	Total Minimum	$12,000	$12,000
	Total Maximum	$15,000	$15,000

Series #SNOOPY	Per Unit	$12.75	$12.75
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #APOLLO11	Per Unit	$32.00	$32.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #24RUTHBAT	Per Unit	$85.00	$85.00
	Total Minimum	$204,000	$204,000
	Total Maximum	$255,000	$255,000

Series #YOKO	Per Unit	$80.00	$80.00
	Total Minimum	$12,800	$12,800
	Total Maximum	$16,000	$16,000

Series #86JORDAN	Per Unit	$40.00	$40.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #RUTHBALL1	Per Unit	$14.50	$14.50
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #HULK1	Per Unit	$44.50	$44.50
	Total Minimum	$71,200	$71,200
	Total Maximum	$89,000	$89,000

Series #HIMALAYA	Per Unit	$70.00	$70.00
	Total Minimum	$112,000	$112,000
	Total Maximum	$140,000	$140,000

Series #55CLEMENTE	Per Unit	$38.00	$38.00
	Total Minimum	$30,400	$30,400
	Total Maximum	$38,000	$38,000

Series #38DIMAGGIO	Per Unit	$22.00	$22.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BOND1	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #LOTR	Per Unit	$29.00	$29.00
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #CATCHER	Per Unit	$25.00	$25.00
	Total Minimum	$10,000	$10,000
	Total Maximum	$12,500	$12,500

Series #SUPER21	Per Unit	$1.00	$1.00
	Total Minimum	$6,800	$6,800
	Total Maximum	$8,500	$8,500

Series #BATMAN1	Per Unit	$71.00	$71.00
	Total Minimum	$56,800	$56,800
	Total Maximum	$71,000	$71,000

Series #GMTBLACK1	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #BIRKINTAN	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #61JFK	Per Unit	$11.50	$11.50
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #50JACKIE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #POKEMON1	Per Unit	$25.00	$25.00
	Total Minimum	$100,000	$100,000
	Total Maximum	$125,000	$125,000

Series #LINCOLN	Per Unit	$20.00	$20.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #STARWARS1	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #56TEDWILL	Per Unit	$45.00	$45.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #68MAYS	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #TMNT1	Per Unit	$65.00	$65.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #CAPTAIN3	Per Unit	$37.00	$37.00
	Total Minimum	$29,600	$29,600
	Total Maximum	$37,000	$37,000

Series #51MANTLE	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #CHURCHILL	Per Unit	$1.00	$1.00
	Total Minimum	$6,000	$6,000
	Total Maximum	$7,500	$7,500

Series #SHKSPR4	Per Unit	$115.00	$115.00
	Total Minimum	$92,000	$92,000
	Total Maximum	$115,000	$115,000

Series #03KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #03LEBRON	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #03JORDAN	Per Unit	$20.50	$20.50
	Total Minimum	$32,800	$32,800
	Total Maximum	$41,000	$41,000

Series #39TEDWILL	Per Unit	$5.00	$5.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #94JETER	Per Unit	$45.00	$45.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #2020TOPPS	Per Unit	$10.00	$10.00
	Total Minimum	$80,000	$80,000
	Total Maximum	$100,000	$100,000

Series #FANFOUR1	Per Unit	$52.50	$52.50
	Total Minimum	$84,000	$84,000
	Total Maximum	$105,000	$105,000

Series #86RICE	Per Unit	$1.00	$1.00
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #DAREDEV1	Per Unit	$1.00	$1.00
	Total Minimum	$9,200	$9,200
	Total Maximum	$11,500	$11,500

Series #85MARIO	Per Unit	$50.00	$50.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #TOS39	Per Unit	$45.00	$45.00
	Total Minimum	$108,000	$108,000
	Total Maximum	$135,000	$135,000

Series #05LATOUR	Per Unit	$9.80	$9.80
	Total Minimum	$7,840	$7,840
	Total Maximum	$9,800	$9,800

Series #16SCREAG	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #14DRC	Per Unit	$54.00	$54.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #57MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #FAUBOURG	Per Unit	$75.00	$75.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #SOBLACK	Per Unit	$56.00	$56.00
	Total Minimum	$44,800	$44,800
	Total Maximum	$56,000	$56,000

Series #GATSBY	Per Unit	$50.00	$50.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #93DAYTONA	Per Unit	$21.00	$21.00
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #09TROUT	Per Unit	$20.00	$20.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #57STARR	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #16PETRUS	Per Unit	$5.00	$5.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #ALICE	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #SPIDER10	Per Unit	$5.00	$5.00
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #CLEMENTE2	Per Unit	$35.00	$35.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #37HEISMAN	Per Unit	$46.00	$46.00
	Total Minimum	$368,000	$368,000
	Total Maximum	$460,000	$460,000

Series #79STELLA	Per Unit	$5.00	$5.00
	Total Minimum	$55,200	$55,200
	Total Maximum	$69,000	$69,000

Series #03KOBE2	Per Unit	$4.00	$4.00
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #AF15	Per Unit	$25.00	$25.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #APEOD	Per Unit	$62.00	$62.00
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #15PTKWT	Per Unit	$108.00	$108.00
	Total Minimum	$86,400	$86,400
	Total Maximum	$108,000	$108,000

Series #AMZFNT15	Per Unit	$65.00	$65.00
	Total Minimum	$26,000	$26,000
	Total Maximum	$32,500	$32,500

Series #TKAM	Per Unit	$16.00	$16.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #NEWTON	Per Unit	$68.75	$68.75
	Total Minimum	$220,000	$220,000
	Total Maximum	$275,000	$275,000

Series #BATMAN6	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #HALONFR	Per Unit	$27.00	$27.00
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #AVENGERS1	Per Unit	$54.00	$54.00
	Total Minimum	$216,000	$216,000
	Total Maximum	$270,000	$270,000

Series #SUPER14	Per Unit	$25.00	$25.00
	Total Minimum	$104,000	$104,000
	Total Maximum	$130,000	$130,000

Series #DUNE	Per Unit	$13.25	$13.25
	Total Minimum	$10,600	$10,600
	Total Maximum	$13,250	$13,250

Series #TORNEK	Per Unit	$55.00	$55.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #ANMLFARM	Per Unit	$10.00	$10.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #JUSTICE1	Per Unit	$43.00	$43.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #59JFK	Per Unit	$13.00	$13.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #GRAPES	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #JOBSMAC	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #AVENGE57	Per Unit	$1.00	$1.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #PICNIC	Per Unit	$27.00	$27.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #62MANTLE	Per Unit	$25.00	$25.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #KEROUAC	Per Unit	$20.00	$20.00
	Total Minimum	$78,400	$78,400
	Total Maximum	$98,000	$98,000

Series #09BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #13BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #09RBLEROY	Per Unit	$25.00	$25.00
	Total Minimum	$86,000	$86,000
	Total Maximum	$107,500	$107,500

Series #00MOUTON	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #11BELAIR	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #06BRM	Per Unit	$10.00	$10.00
	Total Minimum	$14,800	$14,800
	Total Maximum	$18,500	$18,500

Series #17DUJAC	Per Unit	$8.00	$8.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #00NEWMAN	Per Unit	$5.00	$5.00
	Total Minimum	$12,400	$12,400
	Total Maximum	$15,500	$15,500

Series #NASA1	Per Unit	$30.00	$30.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #FAUBOURG2	Per Unit	$15.00	$15.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #03TACHE	Per Unit	$5.00	$5.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #04LEBRON	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #THOR	Per Unit	$20.00	$20.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #85NES	Per Unit	$4.00	$4.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #WILDGUN	Per Unit	$7.00	$7.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #88MARIO	Per Unit	$15.00	$15.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #GOLDENEYE	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #13MUSIGNY	Per Unit	$20.00	$20.00
	Total Minimum	$196,000	$196,000
	Total Maximum	$245,000	$245,000

Series #DIMAGGIO2	Per Unit	$10.50	$10.50
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #85JORDAN	Per Unit	$25.00	$25.00
	Total Minimum	$200,000	$200,000
	Total Maximum	$250,000	$250,000

Series #00BRADY	Per Unit	$12.00	$12.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #34GEHRIG	Per Unit	$7.00	$7.00
	Total Minimum	$28,000	$28,000
	Total Maximum	$35,000	$35,000

Series #69KAREEM	Per Unit	$11.00	$11.00
	Total Minimum	$22,000	$22,000
	Total Maximum	$27,500	$27,500

Series #16KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$640,000	$640,000
	Total Maximum	$800,000	$800,000

(1) Dalmore Group, LLC (the “BOR”) will be acting as a broker of record and entitled to a Brokerage Fee (as described in “Offering Summary” – “Use of Proceeds”) and described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses” for additional information.

(2) DriveWealth, LLC (the “Custodian”) will be acting as custodian of interests and hold brokerage accounts for interest holders in connection with the Company’s offerings and will be entitled to a Custody Fee (as described in “Offering Summary” – “Use of Proceeds”) and described in greater detail under “Plan of Distribution and Subscription Procedure – Custodian” and “– Fees and Expenses” for additional information. For all offerings of the Company which closed or launch prior to the agreement with the Custodian, signed on January 7 , 2020, interests are transferred into the Custodian brokerage accounts upon consent of the individual investors who purchased such shares or have transferred money into escrow in anticipation of purchasing such shares at the close of the currently ongoing offerings.

(3) No underwriter has been engaged in connection with the Offering (as defined below) and neither the BOR, nor any other entity, receives a finder’ fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests (as defined below). We intend to distribute all offerings of membership interests in any series of the Company principally through the Rally Rd.™ platform and any successor platform used by the Company for the offer and sale of interests, (the “Rally Rd.™ Platform” or the “Platform”), as described in greater detail under “Plan of Distribution and Subscription Procedure” for additional information.

The Company is offering, on a best efforts basis, a minimum (the “Total Minimum”) to a maximum (the “Total Maximum”) of membership interests of each of the following series of the Company, highlighted in gray in the “Master Series Table” in the “Interests In Series Covered By This Amendment” section. Series not highlighted in gray have completed their respective offerings at the time of this filing and the number of interests in the table represents the actual interests sold. The sale of membership interests is being facilitated by the BOR, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and member of FINRA and is registered in each state where the offer or sales of the Interests (as defined below) will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer.  For the avoidance of doubt, the BOR does not and will not solicit purchases of Interests or make any recommendations regarding the Interests to prospective investors.

All of the series of the Company offered hereunder may collectively be referred to herein as the “Series”.  The interests of all Series described above may collectively be referred to herein as the “Interests” and the offerings of the Interests may collectively be referred to herein as the “Offerings”.  See “Description of the Interests Offered” for additional information regarding the Interests.

The Company is managed by RSE Archive Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member entity owned by RSE Markets, Inc. (“RSE Markets”).

It is anticipated that the Company’s core business will be the identification, acquisition, marketing and management of memorabilia, collectible items and alcohol, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Series assets referenced in the “Interests In Series Covered By This Amendment” section may be referred to herein, collectively, as the “Underlying Assets”. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the closing of an Offering from which proceeds are used to acquire the Underlying Asset may be referred to herein as an “Asset Seller.” See “Description of the Business” for additional information regarding the Asset Class.

RSE Markets will serve as the asset manager (the “Asset Manager”) for each Series of the Company and provides services to the Underlying Assets in accordance with each Series’ Asset Management Agreement (see “Description of the Business” – “Description of the Asset Management Agreement” for additional information).

This Offering Circular describes each individual Series found in the “Interests In Series Covered By This Amendment” section.

The Interests represent an investment in a particular Series and thus indirectly the Underlying Asset and do not represent an investment in the Company or the Manager generally.  We do not anticipate that any Series will own any assets other than the Underlying Asset associated with such Series.  However, we expect that the operations of the Company, including the issuance of additional Series of Interests and their acquisition of additional assets, will benefit investors by enabling each Series to benefit from economies of scale and by allowing investors to enjoy the Company’s Underlying Asset collection at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”).

A purchaser of the Interests may be referred to herein as an “Investor” or “Interest Holder.”  There will be a separate closing with respect to each Offering (each, a “Closing”). The Closing of an Offering will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests for a Series have been accepted or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted.  If Closing has not occurred, an Offering shall be terminated upon (i) the date which is one year from the date such Offering Circular or Amendment, as applicable, is qualified by the U.S. Securities and Exchange Commission, or the “Commission”, which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion, or (ii) any date on which the Manager elects to terminate the Offering for a particular Series in its sole discretion.

No securities are being offered by existing security-holders.

Each Offering is being conducted under Tier II of Regulation A (17 CFR 230.251 et. seq.) and the information contained herein is being presented in Offering Circular format.  The Company is not offering, and does not anticipate selling, Interests in any of the Offerings in any state where the BOR is not registered as a broker-dealer. The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing escrow account with Atlantic Capital Bank, N.A., the “Escrow Agent”, and will not be commingled with the operating account of the Series, until, if and when there is a Closing with respect to that Series.  See “Plan of Distribution and Subscription Procedure” and “Description of Interests Offered” for additional information.

A purchase of Interests in a Series does not constitute an investment in either the Company or an Underlying Asset directly, or in any other Series of Interest.  This results in limited voting rights of the Investor, which are solely related to a particular Series, and are further limited by the Limited Liability Company Agreement of the Company (as amended from time to time, the “Operating Agreement”), described further herein.  Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the Operating Agreement that would adversely change the rights of the Interest Holders and removal of the Manager for “cause”.  The Manager and the Asset Manager thus retain significant control over the management of the Company, each Series and the Underlying Assets.  Furthermore, because the Interests in a Series do not constitute an investment in the Company as a whole, holders of the Interests in a Series are not expected to receive any economic benefit from, or be subject to the liabilities of, the assets of any other Series.  In addition, the economic Interest of a holder in a Series will not be identical to owning a direct undivided Interest in an Underlying Asset because, among other things, a Series will be required to pay corporate taxes before distributions are made to the holders, and the Asset Manager will receive a fee in respect of its management of the Underlying Asset.

This Offering Circular contains forward-looking statements which are based on current expectations and beliefs concerning future developments that are difficult to predict.  Neither the Company nor the Manager or Asset Manager can guarantee future performance, or that future developments affecting the Company, the Manager, the Asset Manager, or the Platform will be as currently anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for additional information.

There is currently no public trading market for any Interests, and an active market may not develop or be sustained.  If an active public or private trading market for our securities does not develop or is not sustained, it may be difficult or impossible for you to resell your Interests at any price. Even if a public or private market does develop, the market price could decline below the amount you paid for your Interests.

The Interests offered hereby are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that the Company’s investment objectives will be achieved or that a secondary market would ever develop for the Interests, whether via the Platform, via third party registered broker-dealers or otherwise. Prospective Investors should obtain their own legal and tax advice prior to making an investment in the Interests and should be aware that an investment in the Interests may be exposed to other risks of an exceptional nature from time to time. Please see “Risk Factors” for additional information.

GENERALLY, NO SALE MAY BE MADE TO YOU IN ANY OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(d)(2)(i)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO HTTP://WWW.INVESTOR.GOV.

NOTICE TO RESIDENTS OF THE STATES OF TEXAS AND WASHINGTON:

WE ARE LIMITING THE OFFER AND SALE OF SECURITIES IN THE STATES OF TEXAS AND WASHINGTON TO A MAXIMUM OF $5 MILLION IN ANY 12-MONTH PERIOD. WE RESERVE THE RIGHT TO REMOVE OR MODIFY SUCH LIMIT AND, IN THE EVENT WE DECIDE TO OFFER AND SELL ADDITIONAL SECURITIES IN THESE STATES, WE WILL FILE A POST-QUALIFICATION SUPPLEMENT TO THE OFFERING STATEMENT OF WHICH THIS OFFERING CIRCULAR IS A PART IDENTIFYING SUCH CHANGE.

The United States Securities and Exchange Commission does not pass upon the merits of or give its approval to any securities offered or the terms of the Offering, nor does it pass upon the accuracy or completeness of any Offering Circular or other solicitation materials. These securities are offered pursuant to an exemption from registration with the Commission; however, the Commission has not made an independent determination that the securities offered are exempt from registration. This Preliminary Offering Circular shall not constitute an offer to sell or the solicitation of an offer to buy, nor may there be any sales of these securities in, any state in which such offer, solicitation or sale would be unlawful before registration or qualification of the offer and sale under the laws of such state.

An investment in the Interests involves a high degree of risk. See “Risk Factors” for a description of some of the risks that should be considered before investing in the Interests.

TABLE OF CONTENTS

RSE ARCHIVE, LLC

SECTIONPAGE

EXPLANATORY NOTE1

INCORPORATION BY REFERENCE OF OFFERING CIRCULAR2

INTERESTS IN SERIES COVERED BY THIS AMENDMENT4

USE OF PROCEEDS – SERIES #03TACHE17

DESCRIPTION OF SERIES 2003 LA TACHE, ROMANEE-CONTI19

USE OF PROCEEDS – SERIES #04LEBRON21

DESCRIPTION OF SERIES 2004-05 UD JERSEY AUTO LEBRON JAMES CARD23

USE OF PROCEEDS – SERIES #THOR26

DESCRIPTION OF SERIES 1962 JOURNEY INTO MYSTERY #8328

USE OF PROCEEDS – SERIES #85NES30

DESCRIPTION OF SERIES 1985 NES PACK-INS32

USE OF PROCEEDS – SERIES #WILDGUN34

DESCRIPTION OF SERIES 1985 NES WILD GUNMAN36

USE OF PROCEEDS – SERIES #88MARIO38

DESCRIPTION OF SERIES 1988 SUPER MARIO BROS. 240

USE OF PROCEEDS – SERIES #GOLDENEYE42

DESCRIPTION OF SERIES 1997 N64 GOLDENEYE 00744

USE OF PROCEEDS – SERIES #13MUSIGNY46

DESCRIPTION OF SERIES 2013 MUSIGNY, LEROY48

USE OF PROCEEDS – SERIES #DIMAGGIO250

DESCRIPTION OF SERIES JOE DIMAGGIO ROLEX DATEJUST52

USE OF PROCEEDS – SERIES #85JORDAN54

DESCRIPTION OF SERIES 1985 MICHAEL JORDAN ROOKIE SNEAKERS56

USE OF PROCEEDS – SERIES #00BRADY58

DESCRIPTION OF SERIES 2000 TOM BRADY ROOKIE CARD60

USE OF PROCEEDS – SERIES #34GEHRIG62

DESCRIPTION OF SERIES 1934 GOUDEY LOU GEHRIG CARD64

USE OF PROCEEDS – SERIES #69KAREEM66

DESCRIPTION OF SERIES 1969 TOPPS LEW ALCINDOR ROOKIE CARD68

USE OF PROCEEDS – SERIES #16KOBE70

DESCRIPTION OF SERIES 2016 KOBE BRYANT FAREWELL GAME HARDWOOD72

RSE ARCHIVE, LLC FINANCIAL STATEMENTSF-1

EXHIBIT INDEXIII-1

INCORPORATION BY REFERENCE OF OFFERING CIRCULAR

The Offering Circular, including this Post-Qualification Amendment, is part of an offering statement (File No. 024-11057) that was filed with the Securities and Exchange Commission. We hereby incorporate by reference into this Post-Qualification Amendment all of the information contained in the following:

1.Supplement No. 1 Dated October 5, 2020 to the Post-Qualification Offering Circular Amendment No. 11 Dated September 28, 2020, with respect to Series #03KOBE2.

2.Part II of the Post-Qualification Amendment to Offering Circular No. 11 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Risk Factors

•Management’s Discussion and Analysis of Financial Condition and Results of Operation

•Plan of Distribution and Subscription Procedure

•Management

•Compensation

•Principal Interest Holders

3.Part II of the Post-Qualification Amendment to Offering Circular No. 10 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 10

4.Supplement No. 1 Dated August 31, 2020 to the Post-Qualification Offering Circular Amendment No. 9 Dated August 7, 2020, with respect to Series #16PETRUS.

5.Part II of the Post-Qualification Amendment to Offering Circular No. 9 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 9

6.Part II of the Post-Qualification Amendment to Offering Circular No.8 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 8

7.Part II of the Post-Qualification Amendment to Offering Circular No.7 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 7

8.Part II of the Post-Qualification Amendment to Offering Circular No.6 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Cautionary Note Regarding Forward-Looking Statements

•Trademarks and Trade Names

•Additional Information

•Offering Summary

•Potential Conflicts of Interest

•Dilution

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 6

•Description of The Business

•Description of Interests Offered

•Material United States Tax Considerations

•Where to Find Additional Information

Note that any statement we make in this Post-Qualification Amendment (or have made in the Offering Circular) will be modified or superseded by an inconsistent statement made by us in a subsequent offering circular supplement or Post-Qualification Amendment.

INTERESTS IN SERIES COVERED BY THIS AMENDMENT

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each Series. This information will be referenced in the following sections when referring to the Master Series Table. In addition, see the “Description of Underlying Asset” and “Use of Proceeds” section for each individual Series for further details.

Series / Series Name	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#52MANTLE / Series Mickey Mantle Card	10/11/2019	1952 Topps #311 Mickey Mantle Card	Purchase Option Agreement	Closed	10/18/2019	10/25/2019	$132.00	1,000	$132,000 (3)	$3,090	9/29/2020
#71MAYS / Series Willie Mays Jersey	10/11/2019	1971 Willie Mays Jersey	Purchase Option Agreement	Closed	10/25/2019	10/31/2019	$28.50	2,000	$57,000 (3)	$1,830	7/7/2020
#RLEXPEPSI / Series Rolex Gmt-Master II Pepsi	10/11/2019	Rolex GMT Master II 126710BLRO	Purchase Agreement	Closed	11/1/2019	11/6/2019	$8.90	2,000	$17,800 (3)	$22	6/30/2020
#10COBB / Series E98 Ty Cobb	10/11/2019	1910 E98 Ty Cobb Card	Purchase Option Agreement	Closed	11/8/2019	11/14/2019	$39.00	1,000	$39,000 (3)	$1,510	10/6/2020
#POTTER / Series Harry Potter	10/11/2019	1997 First Edition Harry Potter	Purchase Agreement	Closed	11/15/2019	11/21/2019	$24.00	3,000	$72,000 (3)	($510)	7/14/2020
#TWOCITIES / Series A Tale of Two Cities	10/11/2019	First Edition A Tale of Two Cities	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$72.50	200	$14,500 (3)	$55	7/21/2020
#FROST / Series A Boy’s Will	10/11/2019	First Edition A Boy's Will	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$67.50	200	$13,500 (3)	$865	7/28/2020
#BIRKINBLEU / Series Hermès Birkin Bag	11/1/2019	Bleu Saphir Lizard Hermès Birkin	Upfront Purchase	Closed	11/22/2019	11/27/2019	$58.00	1,000	$58,000 (3)	$170	8/4/2020
#SMURF / Series Rolex Submariner "Smurf"	11/1/2019	Rolex Submariner Date "Smurf" Ref. 116619LB	Upfront Purchase	Closed	11/22/2019	11/27/2019	$17.25	2,000	$34,500 (3)	$2,905	7/28/2020
#70RLEX / Series Rolex Beta 21	10/11/2019	1970 Rolex Ref. 5100 Beta 21	Purchase Agreement	Closed	11/29/2019	12/6/2019	$20.00	1,000	$20,000 (3)	$50	8/11/2020

#EINSTEIN / Series Philosopher-Scientist	10/11/2019	First Edition of Philosopher-Scientist	Purchase Option Agreement	Closed	12/6/2019	12/13/2019	$7.25	2,000	$14,500 (3)	$855	8/4/2020
#HONUS / Series T206 Honus Wagner Card	11/27/2019	1909-1911 T206 Honus Wagner Card	Purchase Option Agreement	Closed	12/11/2019	12/26/2019	$52.00	10,000	$520,000 (3)	$5,572	8/11/2020
#75ALI / Series Ali-Wepner Fight Boots	11/1/2019	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	Purchase Agreement	Closed	12/19/2019	12/29/2019	$23.00	2,000	$46,000 (3)	($10)	9/1/2020
#71ALI / Series “Fight of The Century” Contract	10/11/2019	1971 “Fight of the Century” Contract	Purchase Option Agreement	Sold - $40,000 Acquisition Offer Accepted on 02/07/2020	12/16/2019	12/30/2019	$15.50	2,000	$31,000 (3)	$1,090	2/6/2020
#APROAK / Series Audemars Piguet A-Series	11/1/2019	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	Upfront Purchase	Closed	12/6/2019	1/2/2020	$75.00	1,000	$75,000 (3)	($63)	9/15/2020
#88JORDAN / Series Michael Jordan 1988 Sneakers	11/1/2019	1988 Michael Jordan Nike Air Jordan III Sneakers	Purchase Agreement	Closed	1/19/2020	1/27/2020	$11.00	2,000	$22,000 (3)	$230	9/1/2020
#BIRKINBOR / Series Hermès Bordeaux Porosus Birkin Bag	12/18/2019	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	Purchase Option Agreement	Closed	2/13/2020	2/20/2020	$26.25	2,000	$52,500 (3)	$225	8/25/2020
#33RUTH / Series 1933 Goudey Babe Ruth Card	12/18/2019	1933 Goudey #144 Babe Ruth Card	Upfront Purchase	Closed	2/20/2020	2/26/2020	$38.50	2,000	$77,000 (3)	$603	9/22/2020
#SPIDER1 / Series 1963 Amazing Spider-Man #1	12/18/2019	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$22.00	1,000	$22,000 (3)	$230	9/15/2020
#BATMAN3 / Series 1940 Batman #3	12/18/2019	1940 D.C. Comics Batman #3 CGC NM 9.4	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$78.00	1,000	$78,000 (3)	$585	9/22/2020

#ROOSEVELT / Series African Game Trails	10/11/2019	First Edition African Game Trails	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$19.50	1,000	$19,500 (3)	$1,008	9/15/2020
#ULYSSES / Series Ulysses	10/11/2019	1935 First Edition Ulysses	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$51.00	500	$25,500 (3)	$695	9/22/2020
#56MANTLE / Series 1956 Topps Mickey Mantle Card	12/18/2019	1956 Topps #135 Mickey Mantle Card	Upfront Purchase	Closed	1/3/2020	3/11/2020	$1.00	10,000	$10,000 (3)	($650)	8/25/2020
#AGHOWL / Series Howl and Other Poems	10/11/2019	First Edition Howl and Other Poems	Purchase Option Agreement	Closed	3/6/2020	3/11/2020	$38.00	500	$19,000 (3)	$810	6/23/2020
#98JORDAN / Series Michael Jordan Jersey	10/11/2019	1998 Michael Jordan Jersey	Purchase Option Agreement	Sold - $165,000 Acquisition Offer Accepted on 05/08/2020	3/9/2020	3/22/2020	$64.00	2,000	$128,000 (3)	$4,160	5/14/2020
#18ZION / Series Zion Williamson 2018 Sneakers	11/1/2019	2018 Zion Williamson Adidas James Harden Sneakers	Upfront Purchase	Closed	3/27/2020	4/2/2020	$30.00	500	$15,000 (3)	$200	10/6/2020
#SNOOPY / Series 2015 Omega Speedmaster "Silver Snoopy"	11/27/2019	2015 Omega Speedmaster Moonwatch	Upfront Purchase	Closed	4/2/2020	4/7/2020	$12.75	2,000	$25,500 (3)	($55)	8/18/2020
#APOLLO11 / Series New York Times Apollo 11	11/1/2019	Apollo 11 Crew-Signed New York Times Cover	Upfront Purchase	Closed	4/8/2020	4/19/2020	$32.00	1,000	$32,000 (3)	$130	8/18/2020
#24RUTHBAT / Series 1924 Babe Ruth Bat	12/18/2019	1924 George "Babe" Ruth Professional Model Bat	Purchase Agreement	Closed	4/10/2020	5/3/2020	$85.00	3,000	$255,000 (3)	($513)	9/8/2020
#YOKO / Series Grapefruit	10/11/2019	First Edition Grapefruit	Purchase Option Agreement	Closed	4/29/2020	5/11/2020	$80.00	200	$16,000 (3)	$840	9/8/2020

#86JORDAN / Series 1986 Fleer Michael Jordan Card	4/30/2020	1986 Fleer #57 Michael Jordan Card	Upfront Purchase	Sold - $80,000 Acquisition Offer Accepted on 06/01/2020	5/6/2020	5/13/2020	$40.00	1,000	$40,000 (3)	$600	6/1/2020
#RUTHBALL1 / Series 1934-39 Babe Ruth Ball	4/30/2020	1934-39 Official American League Babe Ruth Single Signed Baseball	Purchase Agreement	Closed	5/8/2020	5/24/2020	$14.50	2,000	$29,000 (3)	$510	9/8/2020
#HULK1 / Series 1962 The Incredible Hulk #1	4/30/2020	1962 The Incredible Hulk #1 CGC VF 8.0	Purchase Agreement	Closed	5/12/2020	5/24/2020	$44.50	2,000	$89,000 (3)	$143	9/8/2020
#HIMALAYA / Series Hermès Himalaya Birkin Bag	12/18/2019	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	Purchase Option Agreement	Closed	5/19/2020	5/27/2020	$70.00	2,000	$140,000 (3)	$6,300	9/15/2020
#55CLEMENTE / Series 1955 Topps Roberto Clemente Card	4/30/2020	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$38.00	1,000	$38,000 (3)	$520	9/22/2020
#38DIMAGGIO / Series 1938 Goudey Joe DiMaggio Card	4/30/2020	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$22.00	1,000	$22,000 (3)	$680	9/15/2020
#BOND1 / Series Casino Royale	4/30/2020	1953 First Edition, First Issue Casino Royale	Upfront Purchase	Closed	6/4/2020	6/12/2020	$39.00	1,000	$39,000 (3)	$510	10/6/2020
#LOTR / Series The Lord of the Rings Trilogy	4/30/2020	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	Upfront Purchase	Closed	6/4/2020	6/12/2020	$29.00	1,000	$29,000 (3)	$10	9/29/2020
#CATCHER / Series The Catcher in the Rye	4/30/2020	1951 First Edition, First Issue The Catcher in the Rye	Upfront Purchase	Closed	6/4/2020	6/12/2020	$25.00	500	$12,500 (3)	$25
#SUPER21 / Series Superman #21	4/30/2020	1943 Superman #21 CGC VF/NM 9.0 comic book	Purchase Option Agreement	Closed	5/7/2020	6/17/2020	$1.00	8,500	$8,500 (3)	$615	10/6/2020
#BATMAN1 / Series 1940 Batman #1	4/30/2020	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	Purchase Agreement	Closed	6/11/2020	6/18/2020	$71.00	1,000	$71,000 (3)	$658	9/29/2020

#GMTBLACK1 / Series Rolex GMT-Master ref. 16758	4/30/2020	Rolex 18k Yellow Gold GMT-Master ref. 16758	Upfront Purchase	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520
#BIRKINTAN / Series Hermès Tangerine Ostrich Birkin Bag	4/30/2020	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	Purchase Option Agreement	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520
#61JFK / Series Inaugural Addresses	6/8/2020	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	Purchase Agreement	Closed	6/27/2020	7/7/2020	$11.50	2,000	$23,000 (3)	$5,520
#50JACKIE / Series 1950 Jackie Robinson Card	4/30/2020	1950 Bowman #22 Jackie Robinson Card	Upfront Purchase	Sold - $13,000 Acquisition Offer Accepted on 10/07/2020	6/10/2020	7/8/2020	$1.00	10,000	$10,000 (3)	$100
#POKEMON1 / Series 1999 Pokémon First Edition Set	4/30/2020	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	Upfront Purchase	Closed	6/23/2020	7/8/2020	$25.00	5,000	$125,000 (3)	$4,213
#LINCOLN / Series 1864 Abraham Lincoln Photo	6/8/2020	1864 Signed, Vignetted Portrait of Abraham Lincoln	Purchase Agreement	Closed	7/1/2020	7/9/2020	$20.00	4,000	$80,000 (3)	$13,900
#STARWARS1 / Series Star Wars #1	6/8/2020	1977 Star Wars #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/1/2020	7/14/2020	$1.00	12,000	$12,000 (3)	$980
#56TEDWILL / Series 1956 Ted Williams Jersey	6/8/2020	1956 Ted Williams Game-Worn Red Sox Home Jersey	Purchase Agreement	Closed	7/16/2020	7/26/2020	$45.00	2,000	$90,000 (3)	$7,825
#68MAYS / Series 1968 Willie Mays Bat	6/8/2020	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	Purchase Agreement	Closed	7/17/2020	7/26/2020	$19.50	2,000	$39,000 (3)	$5,510
#TMNT1 / Series Teenage Mutant Ninja Turtles #1	6/8/2020	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$65.00	1,000	$65,000 (3)	$3,720

#CAPTAIN3 / Series Captain America #3	4/30/2020	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$37.00	1,000	$37,000 (3)	$464
#51MANTLE / Series 1951 Bowman Mickey Mantle Card	6/8/2020	1951 Bowman #253 Mickey Mantle Card	Purchase Agreement	Closed	7/16/2020	7/30/2020	$17.00	2,000	$34,000 (3)	$3,060
#CHURCHILL / Series Second World War	4/30/2020	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	Upfront Purchase	Closed	7/7/2020	8/6/2020	$1.00	7,500	$7,500 (3)	$25
#SHKSPR4 / Series 1685 Shakespeare Fourth Folio	4/30/2020	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	Purchase Agreement	Closed	7/30/2020	8/6/2020	$115.00	1,000	$115,000 (3)	$7,282
#03KOBE / Series 2003-04 UD Kobe Bryant Card	7/20/2020	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	Purchase Agreement	Closed	8/2/2020	8/16/2020	$8.00	6,250	$50,000 (3)	$4,400
#03LEBRON / Series 2003-04 UD LeBron James Card	7/20/2020	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	Purchase Agreement	Closed	8/5/2020	8/16/2020	$17.00	2,000	$34,000 (3)	$7,560
#03JORDAN / Series 2003-04 UD Michael Jordan Card	7/20/2020	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	Purchase Agreement	Closed	8/6/2020	8/16/2020	$20.50	2,000	$41,000 (3)	$6,490
#39TEDWILL / Series 1939 Play Ball Ted Williams Card	7/20/2020	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	Purchase Agreement	Closed	8/13/2020	8/24/2020	$5.00	5,600	$28,000 (3)	($1,130)
#94JETER / Series 1994 Derek Jeter Jersey	7/20/2020	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	Purchase Agreement	Closed	8/9/2020	8/24/2020	$45.00	1,000	$45,000 (3)	$4,450
#2020TOPPS / Series 2020 Topps Complete Set	7/20/2020	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	Purchase Option Agreement	Closed	8/13/2020	8/25/2020	$10.00	10,000	$100,000 (3)	$100

#FANFOUR1 / Series 1961 Fantastic Four #1	4/30/2020	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	Purchase Option Agreement	Closed	8/23/2020	9/2/2020	$52.50	2,000	$105,000 (3)	$2,563
#86RICE / Series 1986 Topps Jerry Rice Card	7/20/2020	1986 Topps #161 Jerry Rice Rookie Card	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	23,000	$23,000 (3)	$1,636
#DAREDEV1 / Series Daredevil #1	6/8/2020	1964 Daredevil #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	11,500	$11,500 (3)	$985
#85MARIO / Series 1985 Super Mario Bros.	6/8/2020	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	Purchase Option Agreement	Closed	8/16/2020	9/15/2020	$50.00	3,000	$150,000 (3)	$6,775
#TOS39 / Series Tales of Suspense #39	7/20/2020	1963 Tales of Suspense #39 CGC NM 9.4 comic book	Purchase Agreement	Closed	8/27/2020	9/15/2020	$45.00	3,000	$135,000 (3)	$12,038
#05LATOUR / Series 2005 Château Latour	7/20/2020	One case of twelve (12) 75cl bottles of 2005 Château Latour	Purchase Agreement	Closed	9/3/2020	9/15/2020	$9.80	1,000	$9,800 (3)	$1,161
#16SCREAG / 2016 Screaming Eagle	7/20/2020	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	Purchase Agreement	Closed	9/3/2020	9/15/2020	$39.00	1,000	$39,000 (3)	$5,566
#14DRC / Series 2014 Domaine de la Romanée-Conti	7/20/2020	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	Purchase Agreement	Closed	9/3/2020	9/15/2020	$54.00	1,000	$54,000 (3)	$6,380
#57MANTLE / Series 1957 Topps Mickey Mantle Card	7/20/2020	1957 Topps #95 Mickey Mantle Card	Purchase Agreement	Closed	9/6/2020	9/21/2020	$1.00	8,000	$8,000 (3)	($1,182)
#FAUBOURG / Series Hermès Sellier Faubourg Birkin	4/30/2020	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	Purchase Option Agreement	Closed	9/9/2020	9/21/2020	$75.00	2,000	$150,000 (3)	$31,675
#SOBLACK / Series Hermès So Black Birkin	4/30/2020	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	Purchase Option Agreement	Closed	9/10/2020	10/1/2020	$56.00	1,000	$56,000 (3)	$4,087

#GATSBY / Series The Great Gatsby	6/8/2020	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	Purchase Option Agreement	Closed	9/14/2020	10/1/2020	$50.00	4,000	$200,000 (3)	$10,800
#93DAYTONA / Series Rolex Daytona ref. 16528	7/20/2020	1993 Rolex Oyster Perpetual Cosmograph Daytona ref. 16528	Purchase Agreement	Closed	9/24/2020	10/1/2020	$21.00	2,000	$42,000 (3)	$3,480
#09TROUT / Series 2009 Bowman Mike Trout Card	9/24/2020	2009 Bowman Chrome Draft Prospects #DBPP89 Mike Trout (Orange Refractor) Signed Rookie Card	Purchase Agreement	Closed	9/28/2020	10/8/2020	$20.00	11,250	$225,000 (3)	($4,540)
#57STARR / Series 1957 Topps Bart Starr Card	7/20/2020	1957 Topps #119 Bart Starr Rookie Card	Purchase Agreement	Closed	9/16/2020	10/8/2020	$1.00	8,000	$8,000 (3)	($1,182)
#16PETRUS / Series 2016 Chateau Petrus	7/20/2020	Two cases of six (6) 75cl bottles of 2016 Château Petrus	Purchase Agreement	Open	8/29/2020	Q4 2020 or Q1 2021	$5.00	7,200 / 9,000	$36,000 / $45,000	$5,214
#ALICE / Series Alice’s Adventures in Wonderland	7/20/2020	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	Purchase Option Agreement	Open	9/6/2020	Q4 2020 or Q1 2021	$1.00	9,600 / 12,000	$9,600 / $12,000	$1,480
#SPIDER10 / Series 1963 Amazing Spider-Man #10	8/21/2020	1963 Marvel Comics Amazing Spider-Man #10 CGC NM/M 9.8 comic book	Purchase Agreement	Open	9/6/2020	Q4 2020 or Q1 2021	$5.00	3,360 / 4,200	$16,800 / $21,000	$1,690
#CLEMENTE2 / Series 1959 Roberto Clemente Bat	9/24/2020	1959 Roberto Clemente Signature Model Bat	Purchase Agreement	Open	9/29/2020	Q4 2020 or Q1 2021	$35.00	1,600 / 2,000	$56,000 / $70,000	$8,175
#37HEISMAN / Series 1937 Heisman Memorial Trophy	8/21/2020	1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement	Open	10/3/2020	Q4 2020 or Q1 2021	$46.00	8,000 / 10,000	$368,000 / $460,000	$41,350
#79STELLA / Series Rolex Ref. 18038 Coral Stella	9/24/2020	1979 Rolex Ref. 18038 Coral “Stella Dial” Day-Date	Purchase Agreement	Open	10/5/2020	Q4 2020 or Q1 2021	$5.00	11,040 / 13,800	$55,200 / $69,000	$5,693

#03KOBE2 / Series 2003-04 UD Patch Auto Kobe Bryant Card	9/24/2020	2003-04 Upper Deck Exquisite Collection Patches Autographs #KB Kobe Bryant Card graded BGS MINT 9	Purchase Agreement	Open	10/6/2020	Q4 2020 or Q1 2021	$4.00	4,600 / 5,750	$18,400 / $23,000	$670
#AF15 / Series Amazing Fantasy #15	8/21/2020	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	Purchase Agreement	Open	10/9/2020	Q4 2020 or Q1 2021	$25.00	6,400 / 8,000	$160,000 / $200,000	$6,900
#JOBSMAC / Series 1986 Steve Jobs Signed Computer	8/21/2020	1986 Macintosh Plus Computer Signed by Steve Jobs	Upfront Purchase	Open	10/11/2020	Q4 2020 or Q1 2021	$10.00	4,000 / 5,000	$40,000 / $50,000	$13,400
#APEOD / Series Audemars Piguet "End of Days"	11/1/2019	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$62.00	400 / 500	$24,800 / $31,000	$940
#15PTKWT / Series Patek Philippe World Time	11/1/2019	Patek Philippe Complications World Time Ref. 5131R-001	Purchase Option Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$108.00	800 / 1,000	$86,400 / $108,000	($140)
#AMZFNT15 / Series 1962 Amazing Fantasy #15	4/30/2020	1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$65.00	400 / 500	$26,000 / $32,500	$575
#TKAM / Series To Kill a Mockingbird	6/8/2020	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$16.00	1,600 / 2,000	$25,600 / $32,000	$1,980
#NEWTON / Series Principia	6/8/2020	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	Purchase Option Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$68.75	3,200 / 4,000	$220,000 / $275,000	$14,488
#BATMAN6 / Series Batman #6	6/8/2020	1941 Batman #6 CGC NM 9.4 comic book	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$13.50	1,600 / 2,000	$21,600 / $27,000	$2,330
#HALONFR / Series Halo: Combat Evolved	7/20/2020	2001 Halo: Combat Evolved [NFR Not For Resale] Wata 9.8 A++ Sealed Xbox Video Game	Purchase Option Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$27.00	800 / 1,000	$21,600 / $27,000	$2,630

#AVENGERS1 / Series 1963 Avengers #1	7/20/2020	1963 Avengers #1 CGC NM + 9.6 comic book	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$54.00	4,000 / 5,000	$216,000 / $270,000	$14,675
#SUPER14 / Series Superman #14	7/20/2020	1942 Superman #14 CGC NM 9.4 comic book	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$25.00	4,160 / 5,200	$104,000 / $130,000	$7,125
#DUNE / Series Inscribed First Edition Dune	7/20/2020	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$13.25	800 / 1,000	$10,600 / $13,250	$1,418
#TORNEK / Series Tornek-Rayville ref. TR-900	7/20/2020	1964 Tornek-Rayville ref. TR-900	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$55.00	2,400 / 3,000	$132,000 / $165,000	$8,513
#ANMLFARM / Series Animal Farm	8/21/2020	First Edition, First printing of Animal Farm by George Orwell	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	800 / 1,000	$8,000 / $10,000	$500
#JUSTICE1 / Series Justice League of America #1	8/21/2020	1960 Justice League of America #1 CGC NM+ 9.6 comic book	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$43.00	4,000 / 5,000	$172,000 / $215,000	$20,638
#59JFK / Series Profiles in Courage	8/21/2020	1959 Inscribed Presentation Copy of Profiles in Courage by John F. Kennedy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$13.00	1,600 / 2,000	$20,800 / $26,000	$1,540
#GRAPES / Series Grapes of Wrath	8/21/2020	1939 Inscribed First Edition Presentation copy of The Grapes of Wrath by John Steinbeck	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$19.50	1,600 / 2,000	$31,200 / $39,000	$6,410
#AVENGE57 / Series 1968 Avengers #57	8/21/2020	1968 Marvel Avengers #57 CGC NM/M 9.8 comic book	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$1.00	16,000 / 20,000	$16,000 / $20,000	$1,700
#PICNIC / Series Hermès Picnic Kelly 35	8/21/2020	Limited Edition Natural Barénia Leather & Osier Picnic Kelly 35cm Bag with palladium hardware	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$27.00	1,600 / 2,000	$43,200 / $54,000	$4,360
#62MANTLE / Series 1962 Mickey Mantle World Series Bat	9/24/2020	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$25.00	4,800 / 6,000	$120,000 / $150,000	$14,775

#KEROUAC / Series On The Road	9/24/2020	1957 inscribed First Edition, Presentation Copy of "On the Road" by Jack Kerouac	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$20.00	3,920 / 4,900	$78,400 / $98,000	$10,585
#09BEAUX / Series 2009 Vosne-Romanee Les Beaux Monts, Leroy	9/24/2020	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	5,440 / 6,800	$27,200 / $34,000	$3,085
#13BEAUX / Series 2013 Vosne-Romanee Les Beaux Monts, Leroy	9/24/2020	One case of twelve (12) bottles of 2013 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	4,080 / 5,100	$20,400 / $25,500	$2,268
#09RBLEROY / Series 2009 Richebourg, Leroy	9/24/2020	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$25.00	3,440 / 4,300	$86,000 / $107,500	$8,734
#00MOUTON / Series 2000 Chateau Mouton-Rothschild	9/24/2020	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$13.50	1,600 / 2,000	$21,600 / $27,000	$2,181
#11BELAIR / Series 2011 Vosne-Romanee Aux Reignots	9/24/2020	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$11.00	1,600 / 2,000	$17,600 / $22,000	$1,685
#06BRM / Series 2006 Barolo Riserva Monfortino	9/24/2020	One case of twelve (12) bottles of 2006 Barolo Riserva Monfortino, Giacomo Conterno	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	1,480 / 1,850	$14,800 / $18,500	$1,495
#17DUJAC / Series 2017 Chambertin, Dujac	9/24/2020	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$8.00	2,600 / 3,250	$20,800 / $26,000	$1,408
#00NEWMAN / Series 2000 Newman Race Suit	9/24/2020	Signed Sparco race suit worn by Paul Newman during the 2000 Rolex 24 Hours of Daytona Race Series	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	2,480 / 3,100	$12,400 / $15,500	$1,147

#NASA1 / Series Apollo 11 Control Stick	9/24/2020	1969 Buzz Aldrin NASA Apollo 11 space-flown control stick	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$30.00	8,000 / 10,000	$240,000 / $300,000	$39,793
#FAUBOURG2 / Series Hermes Blue Faubourg Birkin Bag	9/24/2020	2019 Hermès 20cm Sellier Faubourg Blue Multicolor Birkin with Palladium Hardware	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$15.00	8,800 / 11,000	$132,000 / $165,000	$11,513
#03TACHE / 2003 La Tache, Romanee-Conti		Four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	12,480 / 15,600	$62,400 / $78,000	$5,843
#04LEBRON / 2004-05 UD Jersey Auto LeBron James Card		2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James Card graded BGS GEM MINT 9.5	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	4,000 / 5,000	$40,000 / $50,000	$4,400
#THOR / 1962 Journey Into Mystery #83		1962 Journey Into Mystery #83 CGC NM 9.4	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$20.00	8,600 / 10,750	$172,000 / $215,000	$15,638
#85NES / 1985 NES Pack-Ins		1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$4.00	6,400 / 8,000	$25,600 / $32,000	$4,580
#WILDGUN / 1985 NES Wild Gunman		1985 NES Wild Gunman Wata 9.2 A+ Video Game	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$7.00	3,200 / 4,000	$22,400 / $28,000	$2,620
#88MARIO / 1988 Super Mario Bros. 2		1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$15.00	1,600 / 2,000	$24,000 / $30,000	$3,600
#GOLDENEYE / 1997 N64 GoldenEye 007		1997 N64 GoldenEye 007 Wata 9.6 A++ Video Game	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	4,000 / 5,000	$20,000 / $25,000	$850
#13MUSIGNY / 2013 Musigny, Leroy		Two cases of three (3) bottles of 2013 Musigny, Domaine Leroy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$20.00	9,800 / 12,250	$196,000 / $245,000	$17,393
#DIMAGGIO2 / Joe DiMaggio Rolex Datejust		Rolex Oyster Perpetual Datejust presented to Joe DiMaggio	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.50	1,600 / 2,000	$16,800 / $21,000	$2,065

#85JORDAN / 1985 Michael Jordan Rookie Sneakers	1985 Michael Jordan Rookie Game Worn Nike Air Jordan I Sneakers	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$25.00	8,000 / 10,000	$200,000 / $250,000	$5,025
#00BRADY / 2000 Tom Brady Rookie Card	2000 Playoff Contenders #144 Tom Brady Autograph Rookie Card graded BGS MINT 9	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$12.00	3,000 / 3,750	$36,000 / $45,000	$8,327
#34GEHRIG / 1934 Goudey Lou Gehrig Card	1934 Goudey #61 Lou Gehrig Card graded PSA NM-MT 8	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$7.00	4,000 / 5,000	$28,000 / $35,000	$3,874
#69KAREEM / 1969 Topps Lew Alcindor Rookie Card	1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$11.00	2,000 / 2,500	$22,000 / $27,500	$2,925
#16KOBE / 2016 Kobe Bryant Farewell Game Hardwood	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$8.00	80,000 / 100,000	$640,000 / $800,000	$154,200

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange represents sale of Series’ Underlying Asset.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Interests sold in Series is limited to 2,000 “qualified purchasers” with a maximum of 500 non- “accredited investors”.

(3)Represents the actual Offering Size, number of Interests sold and fees at the Closing of the Offering.

(4)Represents most recent Trading Window for Series as of the date of this filing. Blank cells indicate that no Trading Window for Series has yet occurred as of the date of this filing.

USE OF PROCEEDS – SERIES #03TACHE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #03TACHE Asset Cost (1)	$70,192	89.99%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.38%
	Brokerage Fee	$780	1.00%
	Offering Expenses (2)	$585	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.13%
	Marketing Materials	$200	0.26%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,843	7.49%
	Total Fees and Expenses	$7,508	9.63%
	Total Proceeds	$78,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.120 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	8/18/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$52,272
Installment 2 Amount	$17,920
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2003 LA TACHE, ROMANEE-CONTI

Investment Overview

•Upon completion of the Series #03TACHE Offering, Series #03TACHE will purchase four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti as the Underlying Asset for Series #03TACHE (The “Series 2003 La Tache, Romanee-Conti” or the “Underlying Asset” with respect to Series #03TACHE, as applicable), the specifications of which are set forth below.

•Domaine de la Romanée-Conti is an estate in Burgundy France that produces both red and white wine. Founded in 1869, Domaine de la Romanée-Conti includes eight vineyards and is widely considered to be among the best wine producers in the world.

•La Tâche is one of the 8 monopoles of Domaine de la Romanée-Conti. Situated in the commune of Vonsne-Romanée, it covers 15 acres, all of which are planted to Pinot Noir.

•The Underlying Asset is four cases of three (3) 750 milliliter bottles of 2003 La Tâche, Domaine de la Romanée-Conti.

Asset Description

Overview & Authentication

•The Burgundy region of France has a wine classification system, with the designation “Grand Cru” at the top of the hierarchy.  Domaine de la Romanée-Conti is the most famous Grand Cru in the Burgundy region of France.

•Acker Merral & Condit, a wine auction house, named Domaine de la Romanée-Conti (DRC) the “most important wine producer in the world.”

•DRC’s history can be traced back to the 13th century. In 1232 the Abbey of Saint Vivante acquired the ~4.5 acres vineyard for a group of Benedictine monks, who planted vines on the vineyard’s slopes.

•In 1631, the land was purchased from the monks by the de Croonembourg family, who also purchased the adjacent vineyard, La Tâche, and united them under the name “La Romanée.”

•When the de Croonembourgs sold the vineyard in 1760, it resulted in a bidding war between the mistress of King Louis XV, Madame de Pompador, and King Louis XV’s cousin, Louis François de Bourbon, the Prince of Conti. With a bid of 8,000 livres The Prince of Conti won. He added his title, “Conti,” to the DRC name and removed all of the wine from the market, refusing to share with even close acquaintances.

•Between 1869 and 1942, subsequent owners of DRC continued to unite adjacent parcels of land: additional vineyards in Échezeaux, Grands Échezeaux and Richebourg were added to form what we know today as the trademarked Domaine de la Romanée Conti, which includes a total of 8 vineyards.

•Domaine de la Romanée-Conti is a UNESCO World Heritage Site. In 2015 the United Nations granted “World Heritage” status to the vineyards of the Côte de Beaune and Côte de Nuits regions.

•La Tâche is a small grand cru vineyard in the village of Vosné-Romanée, in Burgundy’s Côte de Nuits.

•La Tâche covers 15 acres and is planted to Pinot Noir.

•The name, La Tâche, has been printed both with a circumflex, “â,” and without one. The inclusion of the accent is important as the translation of “La Tache” is “stain” and “La Tâche,” which means “task.” Domaine de la Romanée-Conti has included the circumflex accent to its wine labels since 1978.

Notable Features

•In 2016, Robert Parker’s Wine Advocate awarded the 2003 vintage of La Tâche, Domaine de la Romanée-Conti 97 points and described it as “a heavenly nose with exquisite mineral-rich red cherry, wild strawberry, blood orange and subtle woodland, damp autumn leaf and moss aromas that are extraordinarily complex.”

•The Underlying Asset is 4 of the 1,023 cases of La Tâche produced by Domaine de la Romanée-Conti in 2003.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its age.

Location of the Underlying Asset

●The Underlying Asset will be indefinitely stored in a London City Bonded warehouse located in Melksham, United Kingdom. The warehouse storing the Underlying Asset has a dedicated warehouse staff with temperature control, humidity control, fire hazard protection and 24/7 – 365 days a year security.

Insurance

●The Underlying Asset may not be covered under our existing corporate insurance policies but rather the insurance policy of the Asset Seller who is located in the United Kingdom where the Underlying Asset is stored.

Details

Series 2003 La Tache, Romanee-Conti
Vintage	2003
Producer	Domaine de la Romanée-Conti
Wine	La Tâche
Country	France
Region	Burgundy
Sub-Region	Côte de Nuits
Appellation	Vosnée-Romanée
Grape Variety	Pinot Noir
Total Production	1,023 cases
Critics Score	95 (wine-searcher)
Number of Cases	4
Bottles per Case	3

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2003 La Tache, Romanee-Conti going forward.

USE OF PROCEEDS – SERIES #04LEBRON

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #04LEBRON Asset Cost (1)	$44,000	88.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.60%
	Brokerage Fee	$500	1.00%
	Offering Expenses (2)	$500	1.00%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.20%
	Marketing Materials	$200	0.40%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$4,400	8.80%
	Total Fees and Expenses	$5,700	11.40%
	Total Proceeds	$50,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.121 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	9/18/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$44,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2004-05 UD JERSEY AUTO LEBRON JAMES CARD

Investment Overview

•Upon completion of the Series #04LEBRON Offering, Series #04LEBRON will purchase a 2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James Card graded BGS GEM MINT 9.5 as the Underlying Asset for Series #04LEBRON (The “Series 2004-05 UD Jersey Auto LeBron James Card” or the “Underlying Asset” with respect to Series #04LEBRON, as applicable), the specifications of which are set forth below.

•The Upper Deck Company, LLC., is a private company founded in 1988 that specializes in the production of trading cards.

•LeBron James is a professional basketball player who has won three NBA championships, four NBA Most Valuable Player Awards (MVP), three Finals MVP awards, two Olympic gold medals, and is widely considered to be one of the greatest players in NBA history. LeBron joined the Cleveland Cavaliers in 2003 as the first overall draft pick and was named the 2003-04 NBA Rookie of the Year.

•The Underlying Asset is a 2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James card graded BGS GEM MINT 9.5.

Asset Description

Overview & Authentication

•In 1990, The Upper Deck Company, LLC. became the first trading card company to include autographed insert cards in their trading card sets.

•In 1996, The Upper Deck Company, LLC. became the first trading card company to include game-used jersey swatches embedded in trading cards.

•The Upper Deck Company, LLC. introduced the “Exquisite Collection” ahead of the 2003-04 NBA season. The product cost as much per box (5 cards) as an entire case (342 cards) of regular UD cards. At a suggested retail price of $500, each Exquisite Collection box consisted of a single 5-card pack that was housed in an engraved wooden box.

•For the 2004-05 NBA season, The Upper Deck Company, LLC. issued a second run of the Exquisite Collection. The base set was made up of 90 cards: 42 NBA stars, and 48 rookie cards.

•All cards released in the base set were numbered to no more than 225, with black and platinum cards numbered to 25. Themed cards, including Extra Exquisite, Extra Exquisite Duals, Exquisite Triple Patches, Exquisite Quad Patches, and Exquisite Foursome, were included as inserts to the base set and were sequentially numbered to various levels.

•The Exquisite Collection was sold in packs of 5 and delivered in a dark cherry wood box for a suggested retail price of $500 per pack.

•LeBron James was selected by his hometown team, the Cleveland Cavaliers, as the first overall pick of the 2003 NBA Draft.

•In his first regular season game, LeBron scored 25 points against Sacramento, setting an NBA record for most points scored by a prep-to-pro player in his debut performance.

•At the end of the 2003-04 season, LeBron James was the first Cleveland Cavalier to receive the NBA Rookie of the Year Award, and finished with a season average of 20.9 points, 5.5 rebounds, and 5.9 assists per game. He was only the third player in league history to average at least 20pts/5rbs/5as per game as a rookie.

•During the 2004-05 season, LeBron James played in 80 games for an average of 42.4 minutes per game and 27.2 points.

•James and the Cavaliers won 42 games in the 2004-05 season but failed to qualify for the post-season. The 2004-05 season was the last time that LeBron James would miss the playoffs until the 2018-2019 season.

•LeBron James was selected to his first NBA All-Star Game in 2004-05, and contributed 13 points, 8 rebounds, and 6 assists in a win for the Eastern Conference.

•On March 20th, 2005, James scored 56 points against the Toronto Raptors, setting a Cavaliers single-game points record.

•The 2009-10 Exquisite Collection was announced as the final set Upper Deck would release; the design of the ‘09-10 set was a tribute to the ‘03-04 set, and the entire run sold out in a matter of hours.

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS GEM MINT 9.5 with certification number #0012160725.

Notable Features

•The Underlying Asset’s BGS condition report consists of the following grades: Centering: 10; Corners: 9; Edges: 9.5; Surface: 9.5.

•The Underlying Asset’s Autograph has been graded by BGS as 10.0.

•The Underlying Asset is a part of a limited-edition issue and numbered “05/05”.

•The face of the Underlying Asset features a photograph of LeBron James wearing a #23 Cleveland Cavaliers jersey and dribbling a basketball. The face of the card also features embossed silver text that reads: “EXTRA EXQUISITE”, and “LeBRON JAMES: F”. The Upper Deck logo and “5 / 5” are embossed in a bronze, and the Cleveland Cavaliers logo is printed in full color.

•The face of the Underlying Asset features a jersey patch worn by LeBron James in an NBA All-Star Weekend event.

•The Underlying Asset features LeBron James’ signature in blue marker on a white background.

•The Underlying Asset is encased in a protective holder with the authentication label from BGS across the top of the protective case.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series 2004-05 UD Jersey Auto LeBron James Card
Sport	Basketball
Professional League	National Basketball Association (NBA)
Player / Number	LeBron James / 23
Team	Cleveland Cavaliers
Year / Season	2004-05
Memorabilia Type	Trading Card
Manufacturer	The Upper Deck Company, LLC.
Issue	Exquisite Collection
Variant	Extra Exquisite Jerseys Autographs
Rarity	1 of 5
Card Number	5 / 5
Signature	“LeBron James”
Authentication	Beckett Grading Services (BGS)
Grade	GEM MINT 9.5
Certification No.	0012160725

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2004-05 UD Jersey Auto LeBron James Card going forward.

USE OF PROCEEDS – SERIES #THOR

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #THOR Asset Cost (1)	$195,000	90.70%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.14%
	Brokerage Fee	$2,150	1.00%
	Offering Expenses (2)	$1,613	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.05%
	Marketing Materials	$200	0.09%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$15,638	7.27%
	Total Fees and Expenses	$19,700	9.16%
	Total Proceeds	$215,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.122 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	9/16/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$195,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1962 JOURNEY INTO MYSTERY #83

Investment Overview

•Upon completion of the Series #THOR Offering, Series #THOR will purchase a 1962 Journey Into Mystery #83 CGC NM 9.4 as the Underlying Asset for Series #THOR (The “Series 1962 Journey Into Mystery #83” or the “Underlying Asset” with respect to Series #THOR, as applicable), the specifications of which are set forth below.

•Marvel Comics is a comic book publishing and entertainment company founded in 1939 as Timely Productions.

•Journey Into Mystery was a horror comic book anthology first published by Atlas Comics in 1952, and then by Atlas’ successor Marvel comics until it was discontinued with volume #125 in 1966. Volume #83 of Journey Into Mystery was published by Marvel Comics on July 31,1962 and featured the first appearance of Thor.

•The Underlying Asset is a 1962 Journey Into Mystery #83 comic book graded GCG NM 9.4.

Asset Description

Overview & Authentication

•Thor is a Norse god known for his strength and acumen as a warrior.

•Thor became a figure in Marvel’s contemporary comic books and the Marvel Cinematic Universe after the character was introduced on July 31st, 1962 in Journey Into Mystery #83.

•In addition to Thor, Journey Into Mystery #83 also introduced Donald Blake, the Kronans, and Mjolnir.

•Thor was named 14th on IGN’s list of “TOP 100 Comic Book Heroes of All Time” in 2011.

•As a Marvel Character, Thor Odinson is known as the God of Thunder and tasked with protecting his home planet of Asgard and Earth.

•Thor is a member of The Avengers, Marvel’s elite team of superheroes.

•Beginning in 2011, Thor has been featured in a total of seven MCU movies.

•Since its founding as a Comic Book publisher, Marvel has created upwards of 50,000 characters including ancillary characters.

•In recent years the company has focused heavily on their film franchises, launching the Marvel Cinematic Universe (MCU) in 2008 with “Iron Man”, and grossing $22,588,000,000 worldwide across 23 movies.

•Marvel’s original name, Timely Comics, began publishing comic books in 1939, and introduced heroes like Captain America.

•Timely Comics became Atlas Magazines in 1951, before officially renaming to Marvel Comics in 1961.

•The era between 1961-1978 has been referred to as the “Marvel Era of Comics”.

•Thor has appeared in multiple MCU films portrayed by Australian actor Chris Hemsworth.

•There have been three MCU movies made centered around Thor, the first, “Thor,” was released in 2011 and grossed $449,326,618 worldwide.

•Between the three Thor films, Marvel has grossed a total of $1,945,787,171 at the box office worldwide.

•The next MCU scheduled for release is “Black Widow” which has been postponed to 2021 amidst concerns regarding COVID-19.

•The recent surge in MCU movies has helped drive a resurgent comic book market, with comic book sales topping $1,000,000,000 in 2017.

Notable Features

•The Underlying Asset is in the top 0.82% of CGC graded copies of Journey Into Mystery #83 and is one of 11 copies graded at CGC NM 9.4, with only 1 copy graded higher.

•The Underlying Asset features the first appearance of Thor.

•The Underlying Asset features the first appearance of Donald Black, the Kronans, and Mjolnir.

•The Underlying Asset includes 10 pages of paid advertisements.

•The Underlying Asset’s cover art by Jack Kirby features an illustration of Thor swinging Mjolnir and the text, “INTRODUCING… / THE MIGHTY / THOR!” on the upper left side of the cover page, “THE MOST / EXCITING / SUPER - / HERO / OF ALL / TIME!!” on the upper right side of the cover page, and “BEGIN THE SAGA OF THOR IN THIS ISSUE!” along the bottom of the cover page.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from CGC.

Details

Series 1962 Journey Into Mystery #83
Title	Journey Into Mystery #83
Key Issue	First appearance of Thor
Writer	Stan Lee
Cover Artist	Jack Kirby
Penciller	Jack Kirby, Don Heck, Steve Ditko, John Maneely
Inker	Joe Sinnott, Don Heck, Steve Ditko, John Maneely
Colors	Stan Golderg
Letterer	Artie Simek
Editor	Stan Lee
Publisher	Marvel
Store Date	July 31, 1962
Rarity	1 of 11 (CGC 9.4)
Authentication	Certified Guaranty Company (CGC)
Grade	NM 9.4

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1962 Journey Into Mystery #83 going forward.

USE OF PROCEEDS – SERIES #85NES

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #85NES Asset Cost (1)	$26,000	81.25%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.94%
	Brokerage Fee	$320	1.00%
	Offering Expenses (2)	$500	1.56%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.31%
	Marketing Materials	$200	0.63%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$4,580	14.31%
	Total Fees and Expenses	$5,700	17.81%
	Total Proceeds	$32,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.123 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	9/18/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$10,000
Installment 2 Amount	$16,000
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1985 NES PACK-INS

Investment Overview

•Upon completion of the Series #85NES Offering, Series #85NES will purchase a 1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game as the Underlying Asset for Series #85NES (The “Series 1985 NES Pack-Ins” or the “Underlying Asset” with respect to Series #85NES, as applicable), the specifications of which are set forth below.

•Duck Hunt and Gyromite are two video games that were released by Nintendo for the Nintendo Entertainment System (NES) platform in 1985. Players of Duckhunt used the NES Zapper to hunt ducks on their television and players of Gyromite diffused explosives before time ran out and the game ended in disaster.

•After promising early sales of the NES Test Set, Nintendo released the NES Deluxe Set in 1985. The NES Deluxe Set retailed for $179.99 and included the NES system console, 2 NES controllers, the Light Zapper gun, R.O.B. the Robot, and two NES games: Gyromite, and Duck Hunt.

•The Underlying Asset is a 1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game, collectively the pack-in games from the 1985 Nintendo Entertainment System Deluxe Set.

Asset Description

Overview & Authentication

•Nintendo is a Japanese multinational consumer electronics and video game company founded in 1889 and remains a high grossing developer, with $2.286 Billion in revenue in the fourth quarter of 2019.

•The Nintendo Entertainment System (NES) was a console released by Nintendo for U.S. Markets in 1985.

•The NES was launched in New York City in October 1985, Los Angeles in February 1986, and the rest of North America in September of 1986. Nintendo sold 61.9 million NES units worldwide.

•The NES system was sold new in the United States until it was discontinued in 1995.

•Nintendo remains a high grossing developer, with $2.286 Billion in revenue in the fourth quarter of 2019.

•The NES Deluxe Set, which retailed for $179.99, included the NES system console, 2 NES controllers, the Light Zapper gun, R.O.B. the Robot, and two NES game: Gyromite, and Duck Hunt.

•Duck Hunt and Gyromite were both part of the original 17 NES games and came included with the NES console.

•Duck Hunt was a light shooter game that allowed users to wield a NES Zapper gun in compatibility with their console to target on-screen ducks.

•Original NES Zapper guns have seen their values increase recently, particularly in Japan, thanks to its appearance as a weapon in Nintendo’s “Splatoon 2”.

•The Zapper component of “Duck Hunt” was used as a key marketing tool for Nintendo and used in an effort to innovate away from the video game space.

•Duck Hunt, which sold 28,000,000 copies worldwide,  was partially based on a 1976 toy by the same name that allowed children to shoot ducks projected onto a wall.

•Gyromite took advantage of the NES’s Robotic Operating Buddy (R.O.B.), a robot that could substitute for a second player and could help users would work towards the game’s goal of diffusing explosives.

•Gyromite was the first game to make use of R.O.B.,  a feature that was largely considered to be a commercial failure.

•Gyromite contains the last appearance of Professors Hector and Vector, and marks the first appearance of the “Smick” enemy.

•The Underlying Asset has been authenticated by Wata Games and issued a grade of 9.2 No Seal for Duck Hunt and 9.0 No Seal for Gyromite.

•The Underlying Asset has been issued the certification number #576618-001 for Duck Hunt and 576618-003 for Gyromite.

Notable Features

•The Underlying Asset is the two games included as pack-ins with the 1985 Nintendo Entertainment System Deluxe Set.

•The Underlying Asset includes an unopened copy of Duck Hunt, which was manufactured without a seal.

•The Underlying Asset has a Hangtab, NES-GP, No Code, No NES TM, No Rev-A, Round SOQ [No Code] box variant copy of Duck Hunt.

•The Underlying Asset includes an unopened copy of Gyromite, which was manufactured without a seal.

•The Underlying Asset has a Hangtab, NES-GP, No Code, No NES TM, No Rev-A, Round SOQ [No Code] box variant copy of Gyromite.

•The Underlying Asset includes the highest graded Hangtab variant copy of Duck Hunt graded by Wata. This Duck Hunt example is also the only graded Pack-In version of Duck Hunt.

•The Underlying Asset includes the only graded Pack-In version of Gyromite. This Gyromite example is also one of the fourth highest graded examples by Wata.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from Wata Games.

Details

Series 1985 NES Pack-Ins
Game 1	Duck Hunt
Game 2	Gyromite
System	Nintendo Entertainment System (NES)
Manufacturer	Nintendo Co., LTD.
Production Year	1985
Box Variant (Duck Hunt)	Hangtab, NES-GP, No Code, No NES TM, No Rev-A, Round SOQ [No Code]
Box Variant (Gyromite)	Hangtab, NES-GP, No Code, No NES TM, No Rev-A, Round SOQ [No Code]
Rarity (Duck Hunt)	1 of 1 (Pack-In Variant)
Rarity (Gyromite)	1 of 1 (Pack-In Variant)
Authentication	Wata Games
Box Grade (Duck Hunt)	9.2
Seal Grade (Duck Hunt)	No Seal
Certification No. (Duck Hunt)	576618-001
Box Grade (Gyromite)	9.0
Seal Grade (Gyromite)	No Seal
Certification No. (Gyromite)	576618-003

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1985 NES Pack-Ins going forward.

USE OF PROCEEDS – SERIES #WILDGUN

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #WILDGUN Asset Cost (1)	$24,000	85.71%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.07%
	Brokerage Fee	$280	1.00%
	Offering Expenses (2)	$500	1.79%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.36%
	Marketing Materials	$200	0.71%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$2,620	9.36%
	Total Fees and Expenses	$3,700	13.21%
	Total Proceeds	$28,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.124 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	9/18/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$24,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1985 NES WILD GUNMAN

Investment Overview

•Upon completion of the Series #WILDGUN Offering, Series #WILDGUN will purchase a 1985 NES Wild Gunman Wata 9.2 A+ Video Game as the Underlying Asset for Series #WILDGUN (The “Series 1985 NES Wild Gunman” or the “Underlying Asset” with respect to Series #WILDGUN, as applicable), the specifications of which are set forth below.

•Wild Gunman was a video game released by Nintendo for U.S. Markets on the NES platform in 1985 which allowed players to wield a piece of hardware called the NES Zapper and shoot enemy gunslingers on their television.

•The Nintendo Entertainment System (NES) was a console released by Nintendo for U.S. Markets in 1985.

•The Underlying Asset is a Sealed 1985 NES Wild Gunman Video Game grade 9.2 A+ by Wata.

Asset Description

Overview & Authentication

•Nintendo is a Japanese multinational consumer electronics and video game company founded in 1889 and remains a high grossing developer, with $2.286 Billion in revenue in the fourth quarter of 2019.

•The Nintendo Entertainment System (NES) was a console released by Nintendo for U.S. Markets in 1985.

•The NES was launched in New York City in October 1985, Los Angeles in February 1986, and the rest of North America in September of 1986. Nintendo sold 61.9 million NES units worldwide.

•The NES system was sold new in the United States until it was discontinued in 1995.

•Nintendo remains a high grossing developer, with $2.286 Billion in revenue in the fourth quarter of 2019.

•Wild Gunman began as an arcade game in which enemy gunslingers were challenged via a ‘Wild West’ style show-down before it was adapted for the NES by Nintendo in 1984.

•Wild Gunman made use of the NES Zapper Gun, which was used to shoot on-screen targets.

•Original NES Zapper guns have seen their values increase recently, particularly in Japan, thanks to its appearance as a weapon in Nintendo’s “Splatoon 2”.

•The original Wild Gunman arcade game was featured in the movie “Back to the Future Part II” as Marty McFly’s favorite game.

•CNN cited the portrayal of the game in the “Back to the Future Part II” movie as an example of “getting it right” by correctly predicting the advancements of video games.

•Wild Gunman was re-released by Nintendo for the Nintendo Wii in 2015.

•The Underlying Asset has been authenticated by Wata Games and issued a grade of 9.2 A+ and the certification number #576618-002.

Notable Features

•The Underlying Asset is one of five sealed Hangtab variant copies graded by Wata.

•The Underlying Asset is the second highest graded sealed Hangtab example graded by Wata.

•The Underlying Asset features a Hangtab, NES-GP, No NES TM, No Rev-A, Round SOQ (No Code) Box Variant.

•The Underlying Asset’s features its original Hangtab, which was designed to allow hang the game on a shelf at the retailer. The presence of the Hangtab on the box variant indicates that the copy is an earlier release of an NES Black Box game.

•The Underlying Asset is encased in a protective holder with its certification number, condition grade and seal grade displayed.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from Wata Games.

Details

Series 1985 NES Wild Gunman
Game	Wild Gunman
System	Nintendo Entertainment System (NES)
Manufacturer	Nintendo Co. Ltd.
Production Year	1985
Box Variant	Hangtab, NES-GP, No NES TM, No Rev-A, Round SOQ (No Code)
Rarity	1 of 5 (Hangtab Variant)
Authentication	Wata Games
Box Grade	9.2
Seal Rating	A+
Certification No.	576618-002

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1985 NES Wild Gunman going forward.

USE OF PROCEEDS – SERIES #88MARIO

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #88MARIO Asset Cost (1)	$25,000	83.33%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.00%
	Brokerage Fee	$300	1.00%
	Offering Expenses (2)	$500	1.67%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.33%
	Marketing Materials	$200	0.67%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$3,600	12.00%
	Total Fees and Expenses	$4,700	15.67%
	Total Proceeds	$30,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.125 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	9/23/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$25,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1988 SUPER MARIO BROS. 2

Investment Overview

•Upon completion of the Series #88MARIO Offering, Series #88MARIO will purchase a 1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game as the Underlying Asset for Series #88MARIO (The “Series 1988 Super Mario Bros. 2” or the “Underlying Asset” with respect to Series #88MARIO, as applicable), the specifications of which are set forth below.

•Nintendo Co, Ltd. is a Japanese multinational consumer electronics and video game company founded in 1889. Nintendo is one of the world’s largest video game companies by market capitalization and has created some of the top-selling video game franchises of all time.

•Super Mario Bros. 2 was a 1988 video game that was released by Nintendo for the Nintendo Entertainment System (NES), a home video game console, which tasked players with defeating the evil Wart as they make their way through the virtual world Subcon.

•The Underlying Asset is a 1988 NES Super Mario Bros. 2 video game graded 9.8 A+ by Wata.

Asset Description

Overview & Authentication

•Nintendo is a Japanese multinational consumer electronics and video game company founded in 1889 and remains a high grossing developer, with $2.286 Billion in revenue in the fourth quarter of 2019.

•The Nintendo Entertainment System (NES) was a console released by Nintendo for U.S. Markets in 1985.

•The NES was launched in New York City in October 1985, Los Angeles in February 1986, and the rest of North America in September of 1986. Nintendo sold 61.9 million NES units worldwide.

•The NES system was sold new in the United States until it was discontinued in 1995.

•Nintendo remains a high grossing developer, with $2.286 Billion in revenue in the fourth quarter of 2019.

•The character of Mario was created by Japanese graphic artist Shigeru Miyamoto, who originally called the character “Jumpman”.

•The Super Mario Bros. series is considered the most successful gaming franchise of all time, with more than 240,000,000 units sold since its inception.

•Super Mario Bros. 2 sold 7,460,000 copies, making it the 12th best-selling Mario game of all time.  It is the sequel to Super Mario Bros., which was released by Nintendo to great commercial success in 1985.

•Super Mario Bros. 2 is a 2D side-scrolling platform game, meaning players advanced from one side of the screen to the other in order to achieve the objective of defeating the antagonist, Wart.

•The original “Super Mario Bros. 2” was released for Japan’s Family Computer Disk System (Famicom) in 1986. However, the gameplay of this version proved to be so difficult that Nintendo of America requested a simpler version be produced.

•The game that became the internationally released version of “Super Mario Bros. 2” was an adaptation of another game, “Yume Kojo: Doki Doki Panic,” with graphical changes to match the Mario brand.

•The Underlying Asset has been authenticated by Wata Games and issued a grade of 9.8 A+ with certification number #576839-001.

Notable Features

•The Underlying Asset is the single highest graded sealed copy of Super Mario Bros. 2.

•The Underlying Asset is a Rev-A, Oval SOQ TM, Small Warranty, with a 9-digit U.S. ZIP Code box variant.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from Wata Games.

Details

Series 1988 Super Mario Bros. 2
Game	Super Mario Bros. 2
System	Nintendo Entertainment System (NES)
Manufacturer	Nintendo Co., LTD.
Production Year	1988
Box Variant	Rev-A, Oval SOQ TM, Small Warranty
Box Variant (Cont.’d)	9-Digit ZIP (USA Code)
Rarity	1 of 1 (Wata 9.8 A+)
Authentication	Wata Games
Box Grade	9.8 A+
Certification No.	576839-001

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1988 Super Mario Bros. 2 going forward.

USE OF PROCEEDS – SERIES #GOLDENEYE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #GOLDENEYE Asset Cost (1)	$22,800	91.20%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.20%
	Brokerage Fee	$250	1.00%
	Offering Expenses (2)	$500	2.00%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.40%
	Marketing Materials	$200	0.80%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$850	3.40%
	Total Fees and Expenses	$1,900	7.60%
	Total Proceeds	$25,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.126 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	9/24/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$22,800
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1997 N64 GOLDENEYE 007

Investment Overview

•Upon completion of the Series #GOLDENEYE Offering, Series #GOLDENEYE will purchase a 1997 N64 GoldenEye 007 Wata 9.6 A++ Video Game as the Underlying Asset for Series #GOLDENEYE (The “Series 1997 N64 GoldenEye 007” or the “Underlying Asset” with respect to Series #GOLDENEYE, as applicable), the specifications of which are set forth below.

•GoldenEye 007 was a Nintendo 64 (N64) video game produced in 1997 by video game developer “Rare” and based on the 1995 James Bond movie, GoldenEye.

•The Nintendo 64 was a video game console developed by Nintendo and released in 1996.

•The Underlying Asset is a Sealed 1997 N64 GoldenEye 007 graded 9.6 A++ by Wata.

Asset Description

Overview & Authentication

•Nintendo is a Japanese multinational consumer electronics and video game company founded in 1889. The company remains a high grossing developer, with $2.286 Billion in revenue in the fourth quarter of 2019.

•From 1996 to 2005 Nintendo sold 32.92 million units of the Nintendo 64 console.

•The video game developing company “Rare” was founded by British brothers Tim and Chris Stamper in 1985. 49% of Rare was purchased by Nintendo and the entire company was eventually sold to Microsoft in 2002.

•GoldenEye 007 was named one of the 75 greatest video games by IGN, and the 22nd best video game of all time by Time Magazine in 2016.

•The 1997 GoldenEye 007 video game is credited as a pioneer in the field of video game graphics, as well as a trailblazer in gameplay, popularizing new features like ‘headshots’.

•Since its release, the GoldenEye 007 video game has sold more than eight million copies.

•The 1995 movie Goldeneye, on which the GoldenEye 007 video game is based, is the first of four films in the series that casts Pierce Brosnan as James Bond. The six-year hiatus between License to Kill and GoldenEye remains the longest gap in the history of the Bond series. The GoldenEye film grossed $352,194,034 worldwide.

•The Bond Franchise features 24 movies which have grossed a combined $14,702,290,410 at the box office.

•Pierce Brosnan is an Irish actor who before filling the role of Bond was known for his portrayal of Ben Pearson, a reformed con man, in the American television show Remington Steele.

•The Underlying Asset has been authenticated by Wata Games and issued a grade of 9.6 A++ with certification number #573278-003.

Notable Features

•The Underlying Asset is a Made in Japan, T Rating, 78% Fiber box variant.

•The Underlying Asset is First-party V-Seam, which refers to the method used by the manufacturer to seal the game.

•The Underlying Asset is one of the second highest graded examples of Goldeneye 007 graded by Wata Games with only two examples graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from Wata Games.

Details

Series 1997 N64 GoldenEye 007
Game	GoldenEye 007
System	Nintendo 64
Manufacturer	Nintendo Co., LTD.
Production Year	1997
Box Variant	Made in Japan, T Rating, 78% Fiber, First-party, V-Seam
Rarity	1 of 3 (Wata 9.6)
Authentication	Wata Games
Box Grade	9.6
Seal Rating	A++
Certification No.	573278-003

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1997 N64 GoldenEye 007 going forward.

USE OF PROCEEDS – SERIES #13MUSIGNY

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #13MUSIGNY Asset Cost (1)	$222,720	90.91%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.12%
	Brokerage Fee	$2,450	1.00%
	Offering Expenses (2)	$1,838	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.04%
	Marketing Materials	$200	0.08%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$17,393	7.10%
	Total Fees and Expenses	$21,980	8.97%
	Total Proceeds	$245,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.127 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	9/22/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$44,544
Installment 1 Amount	$89,088
Installment 2 Amount	$89,088
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2013 MUSIGNY, LEROY

Investment Overview

•Upon completion of the Series #13MUSIGNY Offering, Series #13MUSIGNY will purchase two cases of three (3) bottles of 2013 Musigny, Domaine Leroy as the Underlying Asset for Series #13MUSIGNY (The “Series 2013 Musigny, Leroy” or the “Underlying Asset” with respect to Series #13MUSIGNY, as applicable), the specifications of which are set forth below.

•Domaine Leroy is a wine producer based in the Côte de Nuits region of Burgundy that produces a range of wines from Pinot Noir grapes. Grapes from vineyards such as Le Chambertin, Musigny, Clos de Vougeot and Romanée-Saint-Vivant, are harvested and sold under the Domaine Leroy label.

•Musigny or Le Musigny is a Grand Cru vineyard in Burgundy’s Côte de Nuits. The vineyard is one of only two Burgundy grand cru vineyards to produce wines from both Pinot Noir and Chardonnay.

•The Underlying Asset is two cases of three (3) bottles of 2013 Musigny produced by Domaine Leroy.

Asset Description

Overview & Authentication

•Francois Leroy began selling wine as early as 1851, and his descendants have run the business ever since.

•Domaine Leroy was founded in 1868 by wine merchant Francois Leroy. Francois’ son Joseph and grandson Henri expanded the Domaine throughout the early 1900’s.

•After Henri’s death, his daughter Lalou Bize-Leroy took control of Maison Leroy and the family stake in Domaine de la Romanée-Conti. Lalou Bize-Leroy was one of the first women to lead an important winery in Burgundy when she took over in 1964.

•A dispute between Lalou and DRC co-owner Edmond Gaudin de Villaine prompted the Lalou to leave Domaine de la Romanée-Conti in 1991 and focus on her own domaine, Domaine Leroy.

•Domaine Leroy has land holdings and plots in eight premier cru vineyards, in the Côte de Nuits and Corton regions.

•In 2018, three of the top ten wines in the world were produced by Domaine Leroy.

•Musigny, which sits at the southern end of Chambolle-Musigny, covers 25 acres of limestone-rich slopes. Due to Musigny’s location on a steep hill, the site is very well drained, which forces the vines to develop deep and healthy root systems.

•Musigny was classified as a Grand Cru site in 1936.

•The top producers of Musigny include Mugnier, Roumier, Vogüé and Domaine Leroy.

•Musigny is Domaine Leroy’s rarest label with less than 50 cases produced each year.

Notable Features

•In 2013, Jeannie Cho Lee MW, a renowned wine expert, awarded the 2013 vintage of Musigny, Domaine Leroy 97 points and stated, “2013 Musigny light bodied, light colored but don’t be fooled by this elegant façade, the wine will age for a few decades easily and may even outlive the Chambertin.”

•The Underlying Asset is 6 of 300 bottles of Musigny produced by Domaine Leroy in 2013.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its age.

Location of the Underlying Asset

●The Underlying Asset will be indefinitely stored in a London City Bonded warehouse located in Melksham, United Kingdom. The warehouse storing the Underlying Asset has a dedicated warehouse staff with temperature control, humidity control, fire hazard protection and 24/7 – 365 days a year security.

Insurance

●The Underlying Asset may not be covered under our existing corporate insurance policies but rather the insurance policy of the Asset Seller who is located in the United Kingdom where the Underlying Asset is stored.

Details

Series 2013 Musigny, Leroy
Vintage	2013
Producer	Domaine Leroy
Wine	Musigny
Country	France
Region	Burgundy
Sub-Region	Côte de Nuits
Appellation	Musigny
Grape Variety	Pinot Noir
Total Production	300 Bottles
Global Wine Score	97.93
Number of Cases	2
Bottles per Case	3
Total Bottles	6
Bottle Size	750 ml

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2013 Musigny, Leroy going forward.

USE OF PROCEEDS – SERIES #DIMAGGIO2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #DIMAGGIO2 Asset Cost (1)	$17,625	83.93%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.43%
	Brokerage Fee	$210	1.00%
	Offering Expenses (2)	$500	2.38%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.48%
	Marketing Materials	$200	0.95%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$2,065	9.83%
	Total Fees and Expenses	$3,075	14.64%
	Total Proceeds	$21,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.128 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	9/23/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$17,625
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES JOE DIMAGGIO ROLEX DATEJUST

Investment Overview

•Upon completion of the Series #DIMAGGIO2 Offering, Series #DIMAGGIO2 will purchase a Rolex Oyster Perpetual Datejust presented to Joe DiMaggio as the Underlying Asset for Series #DIMAGGIO2 (The “Series Joe DiMaggio Rolex Datejust” or the “Underlying Asset” with respect to Series #DIMAGGIO2, as applicable), the specifications of which are set forth below.

•Joseph DiMaggio was a center fielder who played his 13 years of Major League Baseball for the New York Yankees. DiMaggio was a three-time league MVP and won nine World Series Championships over the course of his career the Yankees.

•Resorts Casino Hotel is a hotel and casino in Atlantic City, New Jersey. Opened in May 1978, it was the first casino hotel in Atlantic City, and the first legal casino outside of Nevada in the United States when it opened.

•Rolex SA is a luxury timepiece manufacturer, founded in 1905 and based in Geneva, Switzerland.

•The Underlying Asset is a Rolex Oyster Perpetual Datejust in stainless steel presented to Joe DiMaggio by Resorts Casino for his seventieth birthday in 1984.

Asset Description

Overview & Authentication

•Joseph Paul DiMaggio played for the New York Yankees from 1936 to 1942 and again from 1946 to 1951.

•Over the course of his career, DiMaggio played 1,736 games, had 6,821 at bats, and 361 home runs.

•A three-time League MVP and thirteen-time All-Star, DiMaggio retired as fifth on the all-time career home runs list, and sixth on the career slugging percentage list.

•DiMaggio was inducted into the Baseball Hall of Fame in 1955.

•DiMaggio still holds the MLB-record hitting streak of 56-consecutive games.

•In addition to his fame as a professional athlete, DiMaggio was considered a “cultural icon.”

•DiMaggio married Hollywood starlets Dorothy Arnold in 1937 before eloping with Marilyn Monroe in 1954.

•Resorts hosted a special event for DiMaggio’s 70th Birthday, attended by many of his old Yankee teammates and other MLB Hall of Famers.

•Tickets were sold for the event, which was split into two separate parties: a “Cocktail Party” on November 16th, 1984 in the Cotillion Ballroom at 8pm and a Birthday Party on November 17th, 1984 in the Cotillion Ballroom.

•At his 70th Birthday event at Resorts Casino, among other things, DiMaggio was gifted an engraved presentation tray from Cartier, and an engraved Rolex Watch presented to him by the host, Resorts Casino.

Notable Features

•The Underlying Asset is engraved “JOE DIMAGGIO / 70TH / BIRTHDAY / RESORTS” on the caseback.

•The Underlying Asset features a stainless steel case, and a stainless steel Jubilee bracelet.

•The Underlying Asset features a black dial with baton hour-markers, and a tritium lume dots.

•The Underlying Asset is a Rolex Oyster Perpetual Datejust ref. 16030.

•The Underlying Asset has a 36mm diameter.

•The Underlying Asset features a Caliber 3035 automatic-winding movement.

•The Underlying Asset is on. Rolex Jubilee bracelet with 555 endlinks.

Notable Defects

•The Underlying Asset is in fine general condition with minimal surface wear.

•The Underlying Asset is fully operational.

Details

Series Joe DiMaggio Rolex Datejust
Sport	Baseball
Professional League	MLB
Player / Number	Joe DiMaggio / 5
Team	New York Yankees
Memorabilia Type	Wristwatch
Engraving	“JOE DIMAGGIO / 70 TH / BIRTHDAY / RESORTS”
Manufacturer	Rolex
Reference Number	16030
Brand	Rolex
Model	Oyster Perpetual Datejust
Case Material	Stainless Steel
Year	1984
Condition	Fine
Scope of Delivery	Original Box and Papers
Functions	Day and date
Movement	Automatic
Movement/Caliber	3055
Case Diameter	36 mm
Bezel Material	Stainless steel
Glass	Plexiglass
Dial	Black
Dial Numbers	Baton
Bracelet Material	Stainless steel
Clasp	Folding

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series Joe DiMaggio Rolex Datejust going forward.

USE OF PROCEEDS – SERIES #85JORDAN

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #85JORDAN Asset Cost (1)	$240,000	96.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.12%
	Brokerage Fee	$2,500	1.00%
	Offering Expenses (2)	$1,875	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.04%
	Marketing Materials	$200	0.08%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,025	2.01%
	Total Fees and Expenses	$9,700	3.88%
	Total Proceeds	$250,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.129 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	9/29/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$240,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1985 MICHAEL JORDAN ROOKIE SNEAKERS

Investment Overview

•Upon completion of the Series #85JORDAN Offering, Series #85JORDAN will purchase 1985 Michael Jordan Rookie Game Worn Nike Air Jordan I Sneakers as the Underlying Asset for Series #85JORDAN (The “Series 1985 Michael Jordan Rookie Sneakers” or the “Underlying Asset” with respect to Series #85JORDAN, as applicable), the specifications of which are set forth below.

•Michael Jordan debuted with the Bulls in the 1984-1985 season and played with the team until the end of the 1993-1994 NBA season during which time he led the Bulls to three NBA Championships. Jordan then retired from basketball to play Minor League Baseball. He then came out of retirement and returned to the Bulls from 1995 – 1998, leading the team to another three additional NBA Championships, before retiring for the second time. He came out of retirement again and played for the Washington Wizards from 2001 to 2003, until the end of his NBA career.

•In 1984 Michael Jordan partnered with Nike to launch the Jordan Brand. Jordan wore the first iteration of Nike shoes made under his eponymous brand during his rookie season, the ‘Air Jordan I.’

•The Underlying Asset is a pair of 1985 Michael Jordan Rookie Game Worn Nike Air Jordan 1 Sneakers.

Asset Description

Overview & Authentication

•Jordan was drafted third overall in the first round of the 1984 NBA Draft by the Chicago Bulls and made his NBA Debut on October 26, 1984.

•Over the course of his fifteen-year career, Jordan was named to 14 All Star Teams, 11 All-NBA Teams, and 9 All-Defensive Teams.

•Jordan was a 10-time Scoring Champion, 5-time MVP, and the winner of 6 NBA Finals, for all of which he was awarded the NBA Finals MVP. He is a member of the NBA Hall of Fame.

•Jordan began wearing the Nike Air Jordan I sneakers in his rookie year, during the 1984-85 season. Jordan’s rookie-season adoption of his eponymous brand is often described as a pivotal moment in the origin of the Jordan Brand and its relationship with Nike.

•Complex said that it “would not be hyperbolic” to say that “the Nike Air Jordan I was the shoe that changed everything. In fact, if anything, that’s not saying enough.”

•Jordan was reportedly hesitant to sign with Nike because he disliked their shoes and preferred to play in Converse. The Air Jordan I was Nike’s effort to manufacture a shoe suited to Jordan’s preferences.

•In Jordan’s rookie season he played in all 82 games and averaged 28.2 points per game (3rd in the NBA), for which he was awarded Rookie of the Year.

•Jordan’s endorsement deal with Nike is one of the most lucrative in sports history and has continued to grow even after Jordan’s final retirement in 2003.

•In the fiscal year ending in May 2020, the Jordan Brand generated $3,100,000,000 in sales.

•Jordan is the highest paid athlete of all time as of 2017, with $1,500,000,000 in lifetime earnings, most of which he earned through endorsements deals.

•In 2020, “The Last Dance,” a miniseries co-produced by ESPN Films and Netflix, was released. The documentary series revolved around the career of Michael Jordan, with an emphasis on his legendary competitiveness and one-of-a-kind firebrand leadership style.

•The Underlying Asset comes accompanied by a Letter of Authenticity from Bob Wade, the Former Head Coach of the University of Maryland, who states that the sneakers were given to his son by Michael Jordan at a Nike Basketball Camp held in Philadelphia, PA in July 1986.

•The Underlying Asset has been authenticated by Memorabilia Evolution and Research Services (MEARS) and issued a grade of Authentic with certification number #317318.

Notable Features

•The Underlying Asset is stamped inside the inner collar 850102 TYPS, signifying they were manufactured in “85,” or 1985, between “01,” or January and “02,” or February.

•The Underlying Asset was manufactured by Nike for Jordan to wear during the 2nd half of 1985 of his 1984-85 rookie season.

•The Underlying Asset is marked “TY,” signifying that they were manufactured at the Tong Yang factory in Korea.

•The Underlying Asset is marked “PS,” signifying that they are a player sample and not available for the retail brands.

•The Underlying Asset has the shoe size stamped in white inside each heal in white: 13 (left) and 13.5 (right).

•The Underlying Asset exhibits light/moderate game wear.

•The Underlying Asset “subtle creasing consistent with legitimate game wear” on the white leather toe box.

•MEARS has authentic that the Underlying Asset was worn by Jordan during the 1985 portion of his 1984-1985 Rookie Season.

•The Underlying Asset was previously owned by Bob Wade, former Head Coach of the University of Maryland, who states that it was given to his son by Michael Jordan at the Nike Basketball Camp in Philadelphia, Pennsylvania in July of 1986.

•The Underlying Asset features a red and white color scheme with a black swoosh and black laces.

Notable Defects

•The Underlying Asset’s condition is consistent with lightly worn game-used shoes.

Details

Series 1985 Michael Jordan Rookie Sneakers
Sport	Basketball
Professional League	NBA
Player/Number	Michael Jordan / 23
Team	Chicago Bulls
Year	1985
Memorabilia Type	Game Worn Sneakers
Manufacturer	Nike
Model	Air Jordan I
Primary Color	Red
Secondary Color	White
Size	13 (Left) 13.5 (Right)
Certification No	317318
Provenance	Bob Wade, Former Head Coach UMaryland
Authentication	MEARS
Grade	Authentic

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1985 Michael Jordan Rookie Sneakers going forward.

USE OF PROCEEDS – SERIES #00BRADY

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #00BRADY Asset Cost (1)	$35,123	78.05%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.67%
	Brokerage Fee	$450	1.00%
	Offering Expenses (2)	$500	1.11%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.22%
	Marketing Materials	$200	0.44%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$8,327	18.50%
	Total Fees and Expenses	$9,577	21.28%
	Total Proceeds	$45,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.130 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/4/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$35,123
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2000 TOM BRADY ROOKIE CARD

Investment Overview

•Upon completion of the Series #00BRADY Offering, Series #00BRADY will purchase a 2000 Playoff Contenders #144 Tom Brady Autograph Rookie Card graded BGS MINT 9 as the Underlying Asset for Series #00BRADY (The “Series 2000 Tom Brady Rookie Card” or the “Underlying Asset” with respect to Series #00BRADY, as applicable), the specifications of which are set forth below.

•Originally owned by Donruss Playoff L.P, Playoff Contenders trading cards were introduced in 1993. In 1998, the company introduced Contenders Rookie Ticket Autographs, which became one of the most popular rookie card lines in the football trading card industry. When Panini Group purchased Donruss in 2009, they continued to use the Playoff brand through 2011 before rebranding it to Panini Contenders in 2012.

•Tom Brady is an active NFL quarterback that currently plays for the Tampa Bay Buccaneers. Brady spent the first 20 years of his career with the New England Patriots, where he played in nine Super Bowls. Brady is a six-time Super Bowl Champion, four-time Super Bowl MVP, three-time NFL MVP, and fourteen-time Pro-Bowler.

•The Underlying Asset is a 2000 Playoff Contenders #144 Tom Brady AU Rookie Card graded BGS MINT 9.

Asset Description

Overview & Authentication

•Tom Brady was born in 1977 in San Mateo, California. After graduating from Junipero Serra High School in 1995, Brady enrolled at the University of Michigan where he did not get significant playing time until his junior year.

•During his junior season at Michigan, Brady served as the Wolverine’s starting Quarterback and threw 350 passes for 2,636 yards. In his senior season, Brady led the Wolverines to an Orange Bowl victory.

•Tom Brady was drafted 199th overall in the 6th round of the 2000 NFL Draft by the New England Patriots.

•As an NFL rookie for the New England Patriots, Brady served as a backup quarterback to Drew Bledsoe.

•After Drew Bledsoe sustained an injury during the 2001 season, Tom Brady was promoted to starting quarterback. With Brady at QB, the Patriots went 11-3 in the remaining 14 games of the season and won the Super Bowl over the St. Louis Rams, for which Brady was awarded Super Bowl MVP.

•Over the course of his ongoing career, Tom Brady has played in 9 Super Bowls with the New England Patriots, of which he has won 6: XXXVI, XXXVIII, XXXIX, XLIX, LI, LIII.

•In March 2020, after 20 seasons with the team that drafted him, Tom Brady was traded by the New England Patriots to the Tampa Bay Buccaneers.

•Tom Brady had 13 different autograph cards printed for the 2000 season, but the 2000 Playoff Contenders #144 Tom Brady Autograph card is Brady’s only recognized rookie autograph card.

•The 2000 Playoff Contenders football card set was comprised of 200 cards, each measuring 2-1/2” x 3-1/2”.

•The 2000 Playoff Contenders set included 200 cards: base cards numbered 1-100, NFL Rookie Ticket Autograph Cards numbered 101-150, NFL Europe Rookie Ticket Autographed Cards numbered 151-190, and 10 NFL Playoff Ticket Veteran Autographed Cards numbered 191-200.

•Signed cards included in the 2000 Playoff Contenders set featured an embossed “Playoff Authentic Signature” stamping on the front of the card and a gold-foil ticket design along the right side.

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS MINT 9 with certification number #0007418550.

Notable Features

•The Underlying Asset’s BGS condition report consists of the following grades: Centering: 10; Corners: 8.5; Edges: 9; Surface: 9.5.

•Tom Brady’s autograph on the Underlying Asset’s received a perfect grade of 10 from Beckett.

•The Underlying Asset features Tom Brady’s signature in black marker over the colored picture.

•The Underlying Asset is one of two-hundred forty-seven 2000 Playoff Contenders #144 Tom Brady AU Rookie cards graded MINT 9 by BGS, with only 15 BGS-graded examples in higher condition.

•The front of the Underlying Asset features a photograph of Tom Brady wearing a #12 New England Patriots jersey in his throwing position.

•The front of the Underlying Asset features a gold foil “ROOKIE TICKET”, with a Patriots helmet, the team name, “Tom Brady,” the player’s position, “QB,” number, “12,” and year, “R”.

•The front of the Underlying Asset features an embossed “Playoff Authentic Signature” stamping on the front of the card and a gold-foil ticket design along the right side.

•The Underlying Asset is encased in a protective holder with the authentication label from BGS across the top of the protective case.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series 2000 Tom Brady Rookie Card
Sport	Football
Professional League	NFL
Player / Number	Tom Brady / 12
Team	New England Patriots
Year / Season	2000
Memorabilia Type	Trading Card
Manufacturer	Donruss Playoff L.P.
Issue	Playoff Contenders
Variant	NFL Rookie Ticket Autograph
Rarity	1 of 247 (BGS MINT 9)
Number in Set	144
Autograph	“Tom Brady”
Authentication	Beckett Grading Services (BGS)
Grade	MINT 9
Certification No.	0007418550

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2000 Tom Brady Rookie Card going forward.

USE OF PROCEEDS – SERIES #34GEHRIG

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #34GEHRIG Asset Cost (1)	$29,676	84.79%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.86%
	Brokerage Fee	$350	1.00%
	Offering Expenses (2)	$500	1.43%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.29%
	Marketing Materials	$200	0.57%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$3,874	11.07%
	Total Fees and Expenses	$5,024	14.35%
	Total Proceeds	$35,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.131 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/4/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$29,676
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1934 GOUDEY LOU GEHRIG CARD

Investment Overview

•Upon completion of the Series #34GEHRIG Offering, Series #34GEHRIG will purchase a 1934 Goudey #61 Lou Gehrig Card graded PSA NM-MT 8 as the Underlying Asset for Series #34GEHRIG (The “Series 1934 Goudey Lou Gehrig Card” or the “Underlying Asset” with respect to Series #34GEHRIG, as applicable), the specifications of which are set forth below.

•Lou Gehrig was an American professional baseball player who played 17 seasons for the New York Yankees.  A Hall of Famer, Gehrig was a seven-time All-Star, six-time World Series Champion and a two-time AL MVP recipient.

•The Goudey Gum Company was an American chewing gum company founded in 1919 in Boston, MA.

•The Underlying Asset is a 1934 Goudey #61 Lou Gehrig card graded PSA NM-MT 8.

Asset Description

Overview & Authentication

•Lou Gehrig, born in Manhattan in 1903, signed his first major league contract at just 19 years-old with his hometown team, the New York Yankees, in 1923.

•Gehrig played in 2,130 consecutive games, a record that stood unbroken until 1995. He played through a broken toe, broken thumb, and back spasms. Later in Gehrig’s career his hands were X-rayed to reveal 17 different fractures that had healed throughout his time playing.

•A Hall of Famer first baseman for the New York Yankees, Gehrig won six World Series titles, two MVPs and was awarded a Triple Crown during his 17-year career.

•Alongside Combs, Koenig, Ruth, Meusel and Lazerri, Gehrig was a part of six World Series winning teams, including the 1927 Yankees ‘Murderers Row’, which is considered to be of the greatest teams in MLB History.

•In 1934 Lou Gehrig won the Triple Crown, meaning he led the league in homeruns, batting average and runs batted in (RBIs) . Only 17 players in baseball history have ever won the Triple Crown.

•The 1934 Goudey Big League Gum set consisted of 96 colored cards, each measuring 2-3/8” by 2-7/8”.

•Babe Ruth, a teammate of Gehrig’s, was excluded from the 96-card 1934 Goudey Big League Gum set which included two unique Lou Gehrig cards.

•Gehrig famously contracted ALS, which came to be known as Lou Gehrig’s disease, and delivered a 1939 speech shortly after his diagnosis to a crowd of 62,000 during which he proclaimed himself to be “the luckiest man on the face of the earth.”  He would die two years later at 41 years old.

•Goudey Gum Company was incorporated in 1919, and their first set of baseball cards hit the market in 1933.

•The Goudey Gum Company’s baseball card sets were among the first to place an emphasis on aesthetics and they became very popular as a result in the early 1930s.

•Goudey Gum cards were won by sending in wrappers of gum, a practice which was known as participating in the “Knot Hole League Game.”

•1934 Goudey #61 Lou Gehrig card was earned by submitting twenty gum wrappers.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of NM-MT 8 with certification number #02044532.

Notable Features

•The Underlying Asset is one of 35 1934 Goudey #61 Lou Gehrig cards graded PSA NM-MT 8, placing it in the top 6% of PSA-graded examples, with only 4 examples graded higher.

•Two unique Lou Gehrig cards were issued as part of the 1934 Goudey Big League Chew set. The #37 card featured Gehrig smiling against a yellow background, and the #61 card featured Gerhig in a batting position over a green background.

•The front of the Underlying Asset features a Gehrig in a batting position over a light green background, with a blue banner spanning the bottom of the card with the text the “Lou Gehrig says…” written in calligraphy next to a smaller illustration of his face.

•The back of the Underlying Asset features a quote from Lou Gehrig asking “every boy” to be a member of the Knot Hole League of America.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1934 Goudey Lou Gehrig Card
Sport	Baseball
Professional League	MLB
Player/Number	Lou Gehrig / 4
Team	New York Yankees
Year / Season	1934
Memorabilia Type	Trading Card
Manufacturer	The Goudey Gum Company
Issue	1934 Big League Gum
Rarity	1 of 35 (PSA NM-MT 8)
Number in Set	#61
Authentication	PSA
Grade	NM-MT 8
Certification No.	02044532

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1934 Goudey Lou Gehrig Card going forward.

USE OF PROCEEDS – SERIES #69KAREEM

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #69KAREEM Asset Cost (1)	$23,200	84.36%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.09%
	Brokerage Fee	$275	1.00%
	Offering Expenses (2)	$500	1.82%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.36%
	Marketing Materials	$200	0.73%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$2,925	10.64%
	Total Fees and Expenses	$4,000	14.55%
	Total Proceeds	$27,500	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.132 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/4/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$23,200
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1969 TOPPS LEW ALCINDOR ROOKIE CARD

Investment Overview

•Upon completion of the Series #69KAREEM Offering, Series #69KAREEM will purchase a 1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8 as the Underlying Asset for Series #69KAREEM (The “Series 1969 Topps Lew Alcindor Rookie Card” or the “Underlying Asset” with respect to Series #69KAREEM, as applicable), the specifications of which are set forth below.

•The Topps Company, Inc., was founded in 1938 and is an American manufacturer of gum, candy and collectibles.

•Kareem Abdul-Jabbar, born in 1947 as Ferdinand Lewis Alcindor, is an American professional basketball player who played in the NBA for 20 seasons between 1969 and 1989. The NBA’s all-time leading scorer, over the course of his career Jabbar was selected as the 1969 NBA Rookie of the Year, a nineteen-time NBA All-Star, won six NBA Championships, and was a two-time Finals MVP.

•The Underlying Asset is 1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8.

Asset Description

Overview & Authentication

•Kareem Abdul-Jabbar was born Ferdinand Lewis Alcindor Jr. in New York City in 1947.

•Jabbar attended UCLA and played under coach John Wooden. Over the course of his career at UCLA, Jabbar lead the team to three national championships and went 12-0 in NCAA tournaments during his three years with the Bruins.

•After Jabbar sat out his Freshman year, he was selected as Player of the Year in 1967 and 1969 by The Sporting News, United Press International and the US Basketball Writers Association.

•The Milwaukee Bucks, who had only been in the NBA for one season, selected Alcindor as the 1st overall choice in the 1969 NBA Draft.

•As a rookie Alcindor placed second in the league in scoring with 28.8 points per game and third in the league in rebounding with 14.5 rebounds per game, for which he was awarded the 1969 NBA Rookie of the Year Award.

•In the 1970-71 season, Milwaukee went recorded 66 wins, with a record 20-straight wins. The Bucks swept the Baltimore Suns in only the second NBA Finals Sweep in history and Alcindor was named both NBA MVP and Finals MVP.

•Before the 1971-72 season, Alcindor converted from Catholicism to Islam and took the name Kareem Abdul-Jabbar, which means “the noble one, servant of the almighty.”

•Abdul-Jabbar is considered to be the most prolific offensive player in NBA history.

•After 20 seasons, Kareem Abdul-Jabbar retired in 1989 as the league’s all-time leading scorer and was inducted into the Basketball Hall of Fame in 1995.

•The 1969 Topps #25 Lew Alcindor card is Kareem Abdul-Jabbar’s only recognized rookie card.

•Included in Topps’ 1969/70 “Tall Boy” issue, the #25 Lew Alcindor card is often cited as the “cornerstone of modern collecting in its sport.”

•The 1969 Topps, known to collectors as the “Tall Boy” set consisted of 99 cards, each 2 1/2” by 4 11/16”.

•The 1969 Topps Basketball set was the first basketball set released by Topps since 1957.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of NM-MT 8 with certification number #07104002.

Notable Features

•The Underlying Asset is one of 161 1969 Topps #25 Lew Alcindor Rookie cards graded a PSA NM-MT 8, placing it in the top 7% of PSA-graded examples, with only 19 graded in higher condition.

•The Underlying Asset features Abdul-Jabbar’s birth-name, “Lew Alcindor” across the top of the card.

•The Underlying Asset is Kareem Abdul-Jabbar’s only recognized rookie card.

•The front side of the Underlying Asset features Kareem Abdul-Jabbar in a colored action pose over a color oval. The remainder of the white-bordered front houses the athlete’s name, “Lew Alcindor,” and position, “center,” stacked at the top edge, as well as the team name “MILWAUKEE” at the bottom edge.

•The back side of the Underlying Asset features Lew Alcindor’s NCAA career statistics, as well as a short write-up that details his “estimated 5-year, $1,250,00 contract.”

•The back side of the Underlying Asset features a cartoon with the text “Lew came to the NBA with the most impressive set of credentials in history."

•The Underlying Asset measures approximately 2 1/2” by 4 11/16”.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1969 Topps Lew Alcindor Rookie Card
Sport	Basketball
Professional League	NBA
Player / Number	Lew Alcindor (Kareem Abdul-Jabbar) / 33
Team	Milwaukee Bucks
Year / Season	1969
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Issue	1969 Topps Basketball
Variant	“Tall Boy”
Rarity	1 of 161 (PSA NM-MT 8)
Number in Set	25
Authentication	PSA
Grade	NM-MT 8

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1969 Topps Lew Alcindor Rookie Card going forward.

USE OF PROCEEDS – SERIES #16KOBE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #16KOBE Asset Cost (1)	$631,200	78.90%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.04%
	Brokerage Fee	$8,000	1.00%
	Offering Expenses (2)	$6,000	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.01%
	Marketing Materials	$200	0.03%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$154,200	19.28%
	Total Fees and Expenses	$168,500	21.06%
	Total Proceeds	$800,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.133 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	10/3/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$631,200
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2016 KOBE BRYANT FAREWELL GAME HARDWOOD

Investment Overview

•Upon completion of the Series #16KOBE Offering, Series #16KOBE will purchase Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game as the Underlying Asset for Series #16KOBE (The “Series 2016 Kobe Bryant Farewell Game Hardwood” or the “Underlying Asset” with respect to Series #16KOBE, as applicable), the specifications of which are set forth below.

•Kobe Bryant was a professional basketball player who won five NBA championships, an NBA Most Valuable Player (MVP) award, two NBA Finals MVP awards, two Olympic gold medals, and is widely considered to be one of the greatest players in NBA history.

•Bryant’s ‘Farewell Game,’ played on April 13, 2016, was the final game of his career. Played at the Staples Center, the Laker’s home court, Bryant scored 60 points to lead the Los Angeles to a win over the Utah Jazz.

•The Underlying Asset consists of four hardwood panels, each measuring four-by-eight feet (48x96”), taken from the Staples Center court after Kobe Bryant’s Farewell Game and signed by Bryant.

Asset Description

Overview & Authentication

•Kobe Bryant was drafted 13th overall in the first round of the 1996 NBA Draft by the Los Angeles Lakers and made his NBA Debut November 3, 1996. Over his twenty-year career he was named to 18 All Star Teams, 15 All-NBA Teams, and 12 All-Defensive Teams. He was a 2-time Scoring Champion, 1-time MVP, and the winner of 5 NBA Finals, two of which he was given the award for NBA Finals MVP. He is a member of the NBA Hall of Fame.

•Bryant was one of the most iconic faces of the NBA for the length of his career, playing in Los Angeles for the Lakers, one of the NBA’s most storied franchises.

•Despite exhibiting obvious signs of decline due to knee issues and old age, his final game in which he scored 60 points was an emotional moment for those in attendance and the millions tuning in around the world. This was especially cemented by his closing statement: “Mamba out.”

•Bryant wore two numbers during his NBA career, 24 and 8, both of which were represented on the hardwood during his final game, and the ‘24’ counterpart to the Underlying Asset currently is installed at the Los Angeles Lakers Practice Facility.

•After Bryant retired from his extraordinary 20-year career in 2016, he launched a successful writing career, penning his autobiography and opening a multimedia content company to publish a children’s fantasy book series. In addition, he won an Oscar for “Dear Basketball.”

•Ranked as one of the sport’s most popular and influential players, Bryant’s life ended tragically during a 2020 helicopter crash which also took the lives of his daughter Gianna and seven other passengers en route to the Mamba Sports Academy in Thousand Oaks, California.

•The New York Times’ Marc Stein wrote that Bryant left behind a ‘Brilliant and Complicated Legacy’.

•The Underlying Asset has been given holographic authentication stickers for each of the four panels. The authentication stickers are registered in the NBA and MeiGray database as numbers AM013808, AM01309, AM01310, and AM01211.

Notable Features

•The Underlying Asset is made up of four wooden panels, each measuring four-by-eight-feet.

•The Underlying Asset was signed by Kobe Bryant in bold black sharpie after his final game.

•The Underlying Asset features two panels that combine to show the number “8,” the first number Kobe Bryant wore as a Los Angeles Lakers, which has since been permanently retired.

•The Underlying Asset contains holographic authentication stickers registered into the NBA and MeiGray database.

Notable Defects

•The Underlying Asset’s condition is consistent with game use.

Details

Series 2016 Kobe Bryant Farewell Game Hardwood
Sport	Basketball
Professional League	NBA
Player/Number	Kobe Bryant / 8
Team	Los Angeles Lakers
Date	April 13, 2016
Memorabilia Type	Game-Used Court
Signature	“Kobe Bryant”
Panel Size (x4)	4” x 8”
Total Size	48” x 96”
Certification Number 1	AM013808
Certification Number 2	AM013809
Certification Number 3	AM013810
Certification Number 4	AM013811

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2016 Kobe Bryant Farewell Game Hardwood going forward.

RSE ARCHIVE, LLC FINANCIAL STATEMENTS

CONTENTS

PAGE

RSE ARCHIVE, LLC AND VARIOUS SERIES:

Consolidated Balance Sheets as of June 30, 2020 (unaudited) and December 31, 2019F-1

Consolidated Statements of Operations for the six months ended June 30, 2020 (unaudited) F-13 and period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated Statements of Members’ Equity / (Deficit) for the six months ended F-23

June 30, 2020 (unaudited) and period from inception (January 3, 2019) to June 30, 2019

(unaudited)

Consolidated Statements of Cash Flows for the six months ended June 30, 2020 (unaudited) F-29 and period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Notes to Consolidated Financial Statements F-39

Period January 3, 2019 to December 31, 2019 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting FirmF-67

Consolidated Balance SheetsF-68

Consolidated Statements of OperationsF-71

Consolidated Statements of Members’ Equity F-74

Consolidated Statements of Cash Flows F-76

Notes to Consolidated Financial StatementsF-79

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095
Pre-paid Insurance	1,153	484	155	323	918
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	2,603	2,084	455	1,868	2,013
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$127,603	$54,584	$17,255	$36,868	$72,113

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	3,068	1,749	1,095	1,396	1,900
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(2,065)	(1,265)	(940)	(1,073)	(982)
Members' Equity / (Deficit)	127,603	54,584	17,255	36,868	72,113
TOTAL LIABILITIES AND MEMBERS' EQUITY	$127,603	$54,584	$17,255	$36,868	$72,113

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$1,495	$1,695	$1,250	$1,250	$1,200
Pre-paid Insurance	169	141	507	272	165
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	1,664	1,836	1,757	1,522	1,365
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$13,764	$11,936	$57,257	$31,022	$19,265

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	947	911	1,701	1,404	993
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(778)	(770)	(1,194)	(1,132)	(828)
Members' Equity / (Deficit)	13,764	11,936	57,257	31,022	19,265
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,764	$11,936	$57,257	$31,022	$19,265

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,003	$3,005	$1,250
Pre-paid Insurance	155	-	-	-	669
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	3,550	-
Total Current Assets	1,905	5,300	1,003	6,555	1,919
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	11,100	500,028	44,065	-	72,500
TOTAL ASSETS	$13,005	$505,328	$45,068	$6,555	$74,419

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$3,550	$-
Due to the Manager for Insurance	-	2,644	386	-	-
Income Taxes Payable	-	-	-	3,005	-
Due to the Manager or its Affiliates	-	-	65	-	-
Total Liabilities	-	2,644	451	6,555	-

Membership Contributions	13,000	505,328	45,040	-	73,688
Capital Contribution	860	2,355	671	-	1,859
Capital Contribution for loss at Offering close	-	-	10	-	63
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(705)	(4,999)	(1,104)	-	(1,191)
Members' Equity / (Deficit)	13,005	502,684	44,617	-	74,419
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,005	$505,328	$45,068	$6,555	$74,419

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Assets
Current Assets
Cash and Cash Equivalents	$1,003	$1,203	$1,003	$1,003	$1,003
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	1,003	1,203	1,003	1,003	1,003
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	20,000	50,000	74,000	20,000	75,000
TOTAL ASSETS	$21,003	$51,203	$75,003	$21,003	$76,003

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	175	418	634	69	258
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	175	418	634	69	258

Membership Contributions	21,050	51,250	75,050	21,050	76,050
Capital Contribution	511	435	414	391	390
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(47)	(47)	(47)	(47)	(47)
Accumulated Deficit	(686)	(853)	(1,048)	(460)	(648)
Members' Equity / (Deficit)	20,827	50,785	74,369	20,934	75,745
TOTAL LIABILITIES AND MEMBERS' EQUITY	$21,003	$51,203	$75,003	$21,003	$76,003

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$1,950	$400	$1,050	$1,703	$9,272
Pre-paid Insurance	311	240	-	219	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	136
Total Current Assets	2,261	640	1,050	1,922	9,408
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	22,100	17,200	9,000	15,600	-
TOTAL ASSETS	$24,361	$17,840	$10,050	$17,522	$9,408

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	77	-	-
Income Taxes Payable	-	-	-	-	9,408
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	77	-	9,408

Membership Contributions	24,050	17,797	9,400	17,500	-
Capital Contribution	718	639	368	612	-
Capital Contribution for loss at Offering close	-	-	650	-	-
Distribution to RSE Archive	-	(197)	-	(197)	-
Accumulated Deficit	(407)	(399)	(445)	(393)	-
Members' Equity / (Deficit)	24,361	17,840	9,973	17,522	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$24,361	$17,840	$10,050	$17,522	$9,408

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Assets
Current Assets
Cash and Cash Equivalents	$650	$800	$1,050	$1,003	$1,750
Pre-paid Insurance	125	221	277	-	176
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	775	1,021	1,327	1,003	1,926
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	13,545	24,000	30,000	250,006	12,600
TOTAL ASSETS	$14,320	$25,021	$31,327	$251,009	$14,526

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	-	2,134	-
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	45	-	-	6	-
Total Liabilities	45	-	-	2,140	-

Membership Contributions	14,150	24,745	31,050	250,538	14,500
Capital Contribution	465	575	595	194	353
Capital Contribution for loss at Offering close	-	55	-	512	-
Distribution to RSE Archive	-	-	-	(47)	(150)
Accumulated Deficit	(340)	(354)	(318)	(2,328)	(177)
Members' Equity / (Deficit)	14,275	25,021	31,327	248,869	14,526
TOTAL LIABILITIES AND MEMBERS' EQUITY	$14,320	$25,021	$31,327	$251,009	$14,526

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Assets
Current Assets
Cash and Cash Equivalents	$8,851	$300	$700	$1,203	$600
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	109	-	-	-	-
Total Current Assets	8,960	300	700	1,203	600
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	-	87,006	27,006	130,000	20,006
TOTAL ASSETS	$8,960	$87,306	$27,706	$131,203	$20,606

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	144	190	146	1,088	108
Income Taxes Payable	8,816	-	-	-	-
Due to the Manager or its Affiliates	-	6	6	-	6
Total Liabilities	8,960	196	152	1,088	114

Membership Contributions	-	87,300	27,700	131,250	20,600
Capital Contribution	-	126	126	116	90
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-
Accumulated Deficit	-	(316)	(272)	(1,204)	(198)
Members' Equity / (Deficit)	-	87,110	27,554	130,115	20,492
TOTAL LIABILITIES AND MEMBERS' EQUITY	$8,960	$87,306	$27,706	$131,203	$20,606

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Assets
Current Assets
Cash and Cash Equivalents	$600	$563	$213	$463	$300
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	600	563	213	463	300
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	36,006	27,600	11,600	37,100	7,023
TOTAL ASSETS	$36,606	$28,163	$11,813	$37,563	$7,323

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	195	70	30	97	11
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	-	23
Total Liabilities	201	70	30	97	34

Membership Contributions	36,600	28,200	11,850	37,600	7,300
Capital Contribution	90	67	67	67	47
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-
Accumulated Deficit	(285)	(137)	(97)	(164)	(58)
Members' Equity / (Deficit)	36,405	28,093	11,783	37,466	7,289
TOTAL LIABILITIES AND MEMBERS' EQUITY	$36,606	$28,163	$11,813	$37,563	$7,323

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$534	$700	$634	$171,332
Pre-paid Insurance	-	-	-	6,938
Pre-paid Storage	-	-	-	1,650
Due from the Manager	-	-	-	3,794
Total Current Assets	534	700	634	183,715
Other Assets
Collectible Memorabilia - Deposit	-	-	-	178,161
Collectible Memorabilia - Owned	68,577	25,244	25,030	3,759,520
TOTAL ASSETS	$69,111	$25,944	$25,664	$4,121,396

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$108,213
Due to the Manager for Insurance	149	42	146	10,714
Income Taxes Payable	-	-	-	21,229
Due to the Manager or its Affiliates	77	244	30	1,751,883
Total Liabilities	226	286	176	1,892,038

Membership Contributions	69,100	25,700	25,700	2,231,825
Capital Contribution	43	20	20	40,940
Capital Contribution for loss at Offering close	-	-	-	1,800
Distribution to RSE Archive	(66)	-	(66)	-
Accumulated Deficit	(192)	(62)	(166)	(45,207)
Members' Equity / (Deficit)	68,885	25,658	25,488	2,229,358
TOTAL LIABILITIES AND MEMBERS' EQUITY	$69,111	$25,944	$25,664	$4,121,396

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

See accompanying notes, which are an integral part of these financial statements.

F-10

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	2	-	-	1
Total Current Assets	1,450	1,602	300	1,545	1,096
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$126,450	$54,102	$17,100	$36,545	$71,196

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$13	$13	$-
Due to the Manager for Insurance	237	100	32	66	66
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	237	100	45	79	66

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(607)	(301)	(225)	(233)	(196)
Members' Equity	126,213	54,002	17,055	36,466	71,130
TOTAL LIABILITIES AND MEMBERS' EQUITY	$126,450	$54,102	$17,100	$36,545	$71,196

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$1,495	$1,695	$1,250	$1,100	$1,200
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	1	1	-	-
Total Current Assets	1,496	1,696	1,251	1,100	1,200
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$13,596	$11,796	$56,751	$30,600	$19,100

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$13	$-
Due to the Manager for Insurance	12	10	104	56	34
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	12	10	104	69	34

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(142)	(140)	(215)	(329)	(105)
Members' Equity	13,584	11,786	56,647	30,531	19,066
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,596	$11,796	$56,751	$30,600	$19,100

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,050	$1,600	$24,459
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	-	2	1	1,881
Total Current Assets	1,751	5,300	1,052	1,601	26,340
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	282,250
Collectible Memorabilia - Owned	11,100	500,028	44,000	27,500	1,301,928
TOTAL ASSETS	$12,851	$505,328	$45,052	$29,101	$1,610,518

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$130
Due to the Manager for Insurance	11	949	83	52	2,607
Due to the Manager or its Affiliates	-	-	-	-	577,500
Total Liabilities	11	949	83	52	580,237

Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(73)	(965)	(86)	(55)	(8,041)
Members' Equity	12,840	504,379	44,969	29,049	1,030,281
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,851	$505,328	$45,052	$29,101	1,610,518

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

F-13

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Operating Expenses
Storage	$-	$3	$-	$-	$1
Transportation	-	-	-	-	-
Insurance	859	361	115	240	185
Professional Fees	600	600	600	600	600
Marketing Expense	-	-	-	-	-
Total Operating Expenses	1,459	964	715	840	786
Operating Loss	(1,459)	(964)	(715)	(840)	(786)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,459)	(964)	(715)	(840)	(786)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(1,459)	$(964)	$(715)	$(840)	$(786)

Basic and Diluted (Loss) per Membership Interest	$(1.46)	$(0.48)	$(0.36)	$(0.84)	$(0.26)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Operating Expenses
Storage	$1	$1	$1	$-	$-
Transportation	-	-	-	-	-
Insurance	34	29	378	203	123
Professional Fees	600	600	600	600	600
Marketing Expense	-	-	-	-	-
Total Operating Expenses	635	630	979	803	723
Operating Loss	(635)	(630)	(979)	(803)	(723)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(635)	(630)	(979)	(803)	(723)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(635)	$(630)	$(979)	$(803)	$(723)

Basic and Diluted (Loss) per Membership Interest	$(3.18)	$(3.15)	$(0.98)	$(0.40)	$(0.72)
Weighted Average Membership Interests	200	200	1,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Operating Expenses
Storage	$1	$-	$4	$1	$-
Transportation	-	-	65	-	-
Insurance	31	3,435	302	41	597
Professional Fees	600	600	600	121	594
Marketing Expense	-	-	47	47	-
Total Operating Expenses	632	4,035	1,018	210	1,191
Operating Loss	(632)	(4,035)	(1,018)	(210)	(1,191)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	(8,950)	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(632)	(4,035)	(1,018)	8,740	(1,191)
Provision for Income Taxes	-	-	-	3,005	-
Net income/(loss)	$(632)	$(4,035)	$(1,018)	$5,735	$(1,191)

Basic and Diluted (Loss) per Membership Interest	$(0.32)	$(0.40)	$(0.51)	$2.87	$(1.19)
Weighted Average Membership Interests	2,000	10,000	2,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Operating Expenses
Storage	$1	$-	$-	$1	$-
Transportation	-	-	-	-	-
Insurance	175	418	634	69	258
Professional Fees	510	435	414	390	390
Marketing Expense	-	-	-	-	-
Total Operating Expenses	686	853	1,048	460	648
Operating Loss	(686)	(853)	(1,048)	(460)	(648)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(686)	(853)	(1,048)	(460)	(648)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(686)	$(853)	$(1,048)	$(460)	$(648)

Basic and Diluted (Loss) per Membership Interest	$(0.34)	$(0.43)	$(0.52)	$(0.46)	$(0.65)
Weighted Average Membership Interests	2,000	2,000	2,000	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Operating Expenses
Storage	$-	$1	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	36	27	77	25	209
Professional Fees	371	371	368	368	165
Marketing Expense	-	-	-	-	-
Total Operating Expenses	407	399	445	393	374
Operating Loss	(407)	(399)	(445)	(393)	(374)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	(44,935)
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(407)	(399)	(445)	(393)	44,561
Provision for Income Taxes	-	-	-	-	9,408
Net income/(loss)	$(407)	$(399)	$(445)	$(393)	$35,153

Basic and Diluted (Loss) per Membership Interest	$(0.81)	$(0.40)	$(0.04)	$(0.79)	$17.58
Weighted Average Membership Interests	500	1,000	10,000	500	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Operating Expenses
Storage	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	43	74	78	2,134	9
Professional Fees	297	280	240	194	168
Marketing Expense	-	-	-	-	-
Total Operating Expenses	340	354	318	2,328	177
Operating Loss	(340)	(354)	(318)	(2,328)	(177)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(340)	(354)	(318)	(2,328)	(177)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(340)	$(354)	$(318)	$(2,328)	$(177)

Basic and Diluted (Loss) per Membership Interest	$(0.68)	$(0.18)	$(0.32)	$(0.78)	$(0.88)
Weighted Average Membership Interests	500	2,000	1,000	3,000	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Operating Expenses
Storage	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	144	190	146	1,088	108
Professional Fees	61	126	126	116	90
Marketing Expense	-	-	-	-	-
Total Operating Expenses	205	316	272	1,204	198
Operating Loss	(205)	(316)	(272)	(1,204)	(198)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	(41,948)	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	41,743	(316)	(272)	(1,204)	(198)
Provision for Income Taxes	8,816	-	-	-	-
Net income/(loss)	$32,927	$(316)	$(272)	$(1,204)	$(198)

Basic and Diluted (Loss) per Membership Interest	$32.93	$(0.16)	$(0.14)	$(0.60)	$(0.20)
Weighted Average Membership Interests	1,000	2,000	2,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Operating Expenses
Storage	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	195	70	30	97	11
Professional Fees	90	67	67	67	47
Marketing Expense	-	-	-	-	-
Total Operating Expenses	285	137	97	164	58
Operating Loss	(285)	(137)	(97)	(164)	(58)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(285)	(137)	(97)	(164)	(58)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(285)	$(137)	$(97)	$(164)	$(58)

Basic and Diluted (Loss) per Membership Interest	$(0.29)	$(0.14)	$(0.19)	$(0.16)	$(0.01)
Weighted Average Membership Interests	1,000	1,000	500	1,000	8,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Operating Expenses
Storage	$-	$-	$-	$4,771
Transportation	-	-	-	402
Insurance	149	42	146	15,779
Professional Fees	43	20	20	14,412
Marketing Expense	-	-	-	2,586
Total Operating Expenses	192	62	166	37,950
Operating Loss	(192)	(62)	(166)	(37,950)
Other Expenses
Interest Expense and Financing Fees	-	-	-	60
Purchase Option Expense	-	-	-	-
Other Income
Gain on Sale	-	-	-	(95,833)
Loss on Sale	-	-	-	-
Income / (Loss) Before Income Taxes	(192)	(62)	(166)	57,823
Provision for Income Taxes	-	-	-	21,229
Net income/(loss)	$(192)	$(62)	$(166)	$36,594

Basic and Diluted (Loss) per Membership Interest	$(0.19)	$(0.06)	$(0.17)
Weighted Average Membership Interests	1,000	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations (unaudited)
Period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated
Operating Expenses
Storage	$-
Transportation	-
Insurance	-
Maintenance	-
Professional Fees	-
Marketing Expense	-
Total Operating Expenses	-
Operating Loss	-
Other Expenses
Interest Expense and Financing Fees	-
Purchase Option Expense	-
Other Income
Gain on Sale	-
Loss on Sale	-
Income / (Loss) Before Income Taxes	-
Provision for Income Taxes	-
Net income/(loss)	$-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Balance December 31, 2019	$126,213	$54,002	$17,055	$36,465	$71,130
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,849	1,546	915	1,243	1,769
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(1,459)	(964)	(715)	(840)	(786)
Balance June 30, 2020	$127,603	$54,584	$17,255	$36,868	$72,113

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Balance December 31, 2019	$13,583	$11,785	$56,646	$30,531	$19,066
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	816	781	1,590	1,294	922
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(635)	(630)	(979)	(803)	(723)
Balance June 30, 2020	$13,764	$11,936	$57,257	$31,022	$19,265

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Balance December 31, 2019	$12,839	$504,380	$44,968	$29,049	$-
Distribution	-	-	-	(38,595)	-
Membership Contributions	-	-	-	-	73,688
Capital Contribution	798	2,339	667	3,811	1,859
Capital Contribution for loss at Offering close	-	-	-	-	63
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(632)	(4,035)	(1,018)	5,735	(1,191)
Balance June 30, 2020	$13,005	$502,684	$44,617	$-	$74,419

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	21,050	51,250	75,050	21,050	76,050
Capital Contribution	511	435	414	391	390
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(47)	(47)	(47)	(47)	(47)
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(686)	(853)	(1,048)	(460)	(648)
Balance June 30, 2020	$20,827	$50,785	$74,369	$20,934	$75,745

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	(157,328)
Membership Contributions	24,050	17,797	9,400	17,500	121,600
Capital Contribution	718	639	368	612	439
Capital Contribution for loss at Offering close	-	-	650	-	-
Distribution to RSE Archive	-	(197)	-	(197)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(407)	(399)	(445)	(393)	35,153
Balance June 30, 2020	$24,361	$17,840	$9,973	$17,522	$(136)

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	14,150	24,745	31,050	250,538	14,500
Capital Contribution	465	575	595	194	353
Capital Contribution for loss at Offering close	-	55	-	512	-
Distribution to RSE Archive	-	-	-	(47)	(150)
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(340)	(354)	(318)	(2,328)	(177)
Balance June 30, 2020	$14,275	$25,021	$31,327	$248,869	$14,526

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	(71,649)	-	-	-	-
Membership Contributions	38,500	87,300	27,700	131,250	20,600
Capital Contribution	222	126	126	116	90
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	32,927	(316)	(272)	(1,204)	(198)
Balance June 30, 2020	$-	$87,110	$27,554	$130,115	$20,492

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	36,600	28,200	11,850	37,600	7,300
Capital Contribution	90	67	67	67	47
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(285)	(137)	(97)	(164)	(58)
Balance June 30, 2020	$36,405	$28,093	$11,783	$37,466	$7,289

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Balance December 31, 2019	$-	$-	$-	$1,030,281
Distribution	-	-	-	(267,572)
Membership Contributions	69,100	25,700	25,700	1,390,867
Capital Contribution	43	20	20	37,907
Capital Contribution for loss at Offering close	-	-	-	1,280
Distribution to RSE Archive	(66)	-	(66)	-
Distribution to Series	-	-	-	-
Net Income / (Loss)	(192)	(62)	(166)	36,595
Balance June 30, 2020	$68,885	$25,658	$25,488	$2,229,358

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated
Balance January 3, 2019	$-
Distribution	-
Membership Contributions	-
Capital Contribution	-
Capital Contribution for loss at Offering close	-
Distribution to RSE Archive	-
Distribution to Series	-
Net Income / (Loss)	-
Balance June 30, 2019	$-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,459)	$(964)	$(715)	$(840)	$(786)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,849	1,546	915	1,243	1,769
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	(1,153)	(484)	(155)	(323)	(918)
Prepaid Storage	-	2	-	-	1
Due to the Manager for Insurance	(237)	(100)	(32)	(67)	(66)
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	(13)	(13)	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	-	-	-	-	-
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Due to the manager and other affiliates	-	-	-	-	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	-	-	-	-	-

Net change in cash	-	-	-	-	-
Cash beginning of period	1,450	1,600	300	1,545	1,095
Cash end of period	$1,450	$1,600	$300	$1,545	$1,095

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Cash Flows from Operating Activities:
Net (Loss) / Income	$(635)	$(630)	$(979)	$(803)	$(723)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	816	780	1,590	1,294	922
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	(169)	(141)	(507)	(272)	(165)
Prepaid Storage	-	1	1	-	-
Due to the Manager for Insurance	(12)	(10)	(105)	(56)	(34)
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	(13)	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	150	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	-	-	-	-	-
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Due to the manager and other affiliates	-	-	-	-	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	-	-	-	-	-

Net change in cash	-	-	-	150	-
Cash beginning of period	1,495	1,695	1,250	1,100	1,200
Cash end of period	$1,495	$1,695	$1,250	$1,250	$1,200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Cash Flows from Operating Activities:
Net (Loss) / Income	$(632)	$(4,035)	$(1,018)	$5,735	$(1,191)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	798	2,339	667	261	1,860
(Gain) / Loss on sale of Asset	-	-	-	(8,950)	-
Prepaid Insurance	(155)	-	-	-	(669)
Prepaid Storage	1	-	2	1	-
Due to the Manager for Insurance	(12)	1,696	302	(52)	-
Income Tax Payable	-	-	-	3,005	-
Accounts Payable	-	-	-	3,550	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	(47)	3,550	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	-	-	(65)	-	(72,500)
Proceeds from Sale of Asset	-	-	-	40,000	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	(38,595)	-
Net cash used in investing activities	-	-	(65)	1,405	(72,500)

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	73,688
Due to the manager and other affiliates	-	-	65	-	-
Due from the manager	-	-	-	(3,550)	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	63
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	-	-	65	(3,550)	73,750

Net change in cash	-	-	(47)	1,405	1,250
Cash beginning of period	1,750	5,300	1,050	1,600	-
Cash end of period	$1,750	$5,300	$1,003	$3,005	$1,250

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Cash Flows from Operating Activities:
Net (Loss) / Income	$(686)	$(853)	$(1,048)	$(460)	$(648)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	511	435	414	391	390
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	175	418	634	69	258
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	21,050	51,250	75,050	21,050	76,050
Due to the manager and other affiliates	-	-	-	-	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	(47)	(47)	(47)	(47)	(47)
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	21,003	51,203	75,003	21,003	76,003

Net change in cash	1,003	1,203	1,003	1,003	1,003
Cash beginning of period	-	-	-	-	-
Cash end of period	$1,003	$1,203	$1,003	$1,003	$1,003

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(407)	$(399)	$(445)	$(393)	$35,153
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	718	639	368	612	374
(Gain) / Loss on sale of Asset	-	-	-	-	(44,935)
Prepaid Insurance	(311)	(240)	-	(219)	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	-	-	77	-	-
Income Tax Payable	-	-	-	-	9,408
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(22,100)	(17,200)	(9,000)	(15,600)	(120,065)
Proceeds from Sale of Asset	-	-	-	-	165,000
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	(157,328)
Net cash used in investing activities	(22,100)	(17,200)	(9,000)	(15,600)	(112,393)

Cash flow from financing activities:
Proceeds from sale of membership interests	24,050	17,797	9,400	17,500	121,600
Due to the manager and other affiliates	-	-	-	-	65
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	650	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	(197)	-	(197)	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	24,050	17,600	10,050	17,303	121,665

Net change in cash	1,950	400	1,050	1,703	9,272
Cash beginning of period	-	-	-	-	-
Cash end of period	$1,950	$400	$1,050	$1,703	$9,272

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(340)	$(354)	$(318)	$(2,328)	$(177)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	465	575	595	194	353
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	(125)	(221)	(277)	-	(176)
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	-	-	-	2,134	-
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(13,545)	(24,000)	(30,000)	(250,006)	(12,600)
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	(13,545)	(24,000)	(30,000)	(250,006)	(12,600)

Cash flow from financing activities:
Proceeds from sale of membership interests	14,150	24,745	31,050	250,538	14,500
Due to the manager and other affiliates	45	-	-	6	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	55	-	512	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	(150)
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	14,195	24,800	31,050	251,009	14,350

Net change in cash	650	800	1,050	1,003	1,750
Cash beginning of period	-	-	-	-	-
Cash end of period	$650	$800	$1,050	$1,003	$1,750

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$32,927	$(316)	$(272)	$(1,204)	$(198)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	61	126	126	116	90
(Gain) / Loss on sale of Asset	(41,948)	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	144	190	146	1,088	108
Income Tax Payable	8,816	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(38,052)	(87,006)	(27,006)	(130,000)	(20,006)
Proceeds from Sale of Asset	80,000	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	(71,649)	-	-	-	-
Net cash used in investing activities	(29,701)	(87,006)	(27,006)	(130,000)	(20,006)

Cash flow from financing activities:
Proceeds from sale of membership interests	38,500	87,300	27,700	131,250	20,600
Due to the manager and other affiliates	52	6	6	-	6
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	38,552	87,306	27,706	131,203	20,606

Net change in cash	8,851	300	700	1,203	600
Cash beginning of period	-	-	-	-	-
Cash end of period	$8,851	$300	$700	$1,203	$600

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Cash Flows from Operating Activities:
Net (Loss) / Income	$(285)	$(137)	$(97)	$(164)	$(58)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	90	67	67	67	47
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	195	70	30	97	11
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)

Cash flow from financing activities:
Proceeds from sale of membership interests	36,600	28,200	11,850	37,600	7,300
Due to the manager and other affiliates	6	-	-	-	23
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	36,606	28,163	11,813	37,563	7,323

Net change in cash	600	563	213	463	300
Cash beginning of period	-	-	-	-	-
Cash end of period	$600	$563	$213	$463	$300

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$(192)	$(62)	$(166)	$36,594
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	43	20	20	33,996
(Gain) / Loss on sale of Asset	-	-	-	(95,833)
Prepaid Insurance	-	-	-	(6,938)
Prepaid Storage	-	-	-	231
Due to the Manager for Insurance	149	42	146	8,107
Income Tax Payable	-	-	-	21,229
Accounts Payable	-	-	-	108,083
Accrual of Interest	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	105,469

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	104,089
Repayment of investments in memorabilia upon Offering close	-	-	-	-
Investment in memorabilia	(68,577)	(25,244)	(25,030)	(2,643,209)
Proceeds from Sale of Asset	-	-	-	285,000
Distribution of Gain on sale of assets to Shareholders	-	-	-	(267,572)
Net cash used in investing activities	(68,577)	(25,244)	(25,030)	(2,521,692)

Cash flow from financing activities:
Proceeds from sale of membership interests	69,100	25,700	25,700	1,390,867
Due to the manager and other affiliates	77	244	30	1,174,499
Due from the manager	-	-	-	(3,550)
Distribution to Series	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	1,280
Contribution by Manager for future operating expenses	-	-	-	-
Distribution to RSE Archive	(66)	-	(66)	-
Proceeds from Loans	-	-	-	-
Repayment of Loans	-	-	-	-
Net cash used in financing activities	69,111	25,944	25,664	2,563,096

Net change in cash	534	700	634	146,873
Cash beginning of period	-	-	-	24,459
Cash end of period	$534	$700	$634	$171,332

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

See accompanying notes, which are an integral part of these financial statements.

F-38

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$-
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-
(Gain) / Loss on sale of Asset	-
Prepaid Insurance	-
Prepaid Storage	-
Due to the Manager for Insurance	-
Income Tax Payable	-
Accounts Payable	-
Accrual of Interest	-
Net cash (used in) / provided by operating activities	-

Cash flow from investing activities:
Deposits on memorabilia	-
Repayment of investments in memorabilia upon Offering close	-
Investment in memorabilia	(130,000)
Proceeds from Sale of Asset	-
Distribution of Gain on sale of assets to Shareholders	-
Net cash used in investing activities	(130,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	-
Due to the manager and other affiliates	150,000
Distribution to Series	-
Contribution from Series to RSE Archive	-
Contribution related to Offering Closings and Asset Sales	-
Contribution by Manager for future operating expenses	-
Distribution to RSE Archive	-
Proceeds from Loans	-
Repayment of Loans	-
Net cash used in financing activities	150,000

Net change in cash	20,000
Cash beginning of period	-
Cash end of period	$20,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company,”  “RSE Archive,” “we,” “us,” or “our”) is a Delaware series limited liability company formed on January 3, 2019.  RSE Archive Manager, LLC, a single member Delaware limited liability company formed on March 27, 2019 and owned by RSE Markets, Inc., is the manager of the Company (the “Manager”). RSE Markets, Inc. serves as the asset manager for the collection of collectible memorabilia owned by the Company and each series (the “Asset Manager”). The Company’s core business is the identification, acquisition, marketing and management of a collection of collectible memorabilia, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Company has created, and it is expected that the Company will continue to create, separate series of interests (each, a “Series”). The Series assets referenced below may be referred to herein, collectively, as the “Underlying Assets”, and each Underlying Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. The interests of all Series may collectively be referred to herein as the “Interests” and a purchaser of Interests in any Series (an “Investor” or “Interest Holder”) will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.

The Asset Manager is a Delaware corporation formed on April 28, 2016. The Asset Manager is a technology and marketing company that operates the Rally Rd. platform (the “Platform") and manages the Company, through the Manager, and the assets owned by the Company in its roles as the Asset Manager of each Series. The Asset Manager is the owner of the Manager.

The Company intends to sell Interests in a number of separate individual Series of the Company collectively referred to herein as the “Offerings.” Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing (the “Closing”) of an Offering related to that particular Series are a single Underlying Asset (plus any cash reserves for future operating expenses (the “Operating Expenses,” as described in Note B(5)), as well as certain liabilities related to expenses pre-paid by the Asset Manager.

All voting rights, except as specified in the operating agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement each Interest Holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the Closing of an Offering, each Series is responsible for its own Operating Expenses (as described in Note B(5)). Prior to the Closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-Closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (the “Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new Investors, and may include the Manager or its affiliates or the Asset Manager.

Fees:

Sourcing Fee: The Manager expects to receive a fee at the Closing of each successful Offering for its services of sourcing the Underlying Asset (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Brokerage Fee: For all Series qualified up to the date of this filing the broker of record (the “BOR”) received a fee (the “Brokerage Fee”) of 0.75% of the cash from Offering for facilitating the sale of securities.

Custody Fee: In respect to current Offerings, the custodian of Interests (the “Custodian”), holding custody of the securities upon issuance, will receive a fee of 0.75% on Interests sold in an Offering (the “Custody Fee”).

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of Free Cash Flow (as described in Note F) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a management fee.

In the case that Free Cash Flow (as described in Note F) is available and such distributions are made, at the sole discretion of the Manager, the members will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a management fee for management of the applicable Underlying Asset. The management fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Other:

The Manager is responsible for covering its own expenses.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits since inception.

On a total consolidated basis, the Company generated a net loss of $8,041 for the year ended December 31, 2019. On a total consolidated basis, the Company had generated net income of $36,594 for the six months ended June 30, 2020.  On a total consolidated basis, the Company has negative working capital of $1,708,323 and $553,897 as of June 30, 2020 and December 31, 2019, respectively, and an accumulated deficit of $45,207 and $8,041 as of June 30, 2020 and December 31, 2019.  Additionally, each listed Series for which an Underlying Asset was owned as of June 30, 2020 and as of December 31, 2019 has incurred net losses since their respective dates of acquisition and have an accumulated deficit as of June 30, 2020 and as of December 31, 2019.

All of the liabilities on the balance sheet as of June 30, 2020 are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due, including the obligations of each listed Series.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

Through June 30, 2020 and December 31, 2019, none of the Company or any Series have recorded any directly attributable revenues through the utilization of Underlying Assets.  Management’s plans include anticipating that it will commence commercializing the collection in 2021. Each Series will continue to incur Operating Expenses (as described in Note B(5)) including, but not limited to storage, insurance, transportation and maintenance expenses, on an ongoing basis. As part of the commercialization of the collection, the Manager opened a showroom in early 2019, in New York City and launched its online shopping experience for merchandise in the third quarter of 2019. The New York City showroom has been closed since March 2020 due to the COVID-19 pandemic but is expected to reopen in the fourth quarter 2020. No revenues directly attributable to the Company or any Series have been generated through the showroom or the online shop as of June 30, 2020.

At June 30, 2020 vs. December 31, 2019, the Company and the Series for which Closings had occurred, had the following cash balances:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Cash Balance
Applicable Series	Asset	6/30/2020	12/31/2019
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$1,450	$1,450
Series #71MAYS	1971 Willie Mays Jersey	1,600	1,600
Series #RLEXPEPSI	Rolex GMT Master II	300	300
Series #10COBB	1910 Ty Cobb Card	1,545	1,545
Series #POTTER	1997 First Edition Harry Potter	1,095	1,095
Series #TWOCITIES	First Edition A Tale of Two Cities	1,495	1,495
Series #FROST	First Edition A Boy's Will	1,695	1,695
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	1,250	1,250
Series #SMURF	Rolex Submariner "Smurf"	1,250	1,100
Series #70RLEX	1970 Rolex Beta 21	1,200	1,200
Series #EINSTEIN	First Edition of Philosopher-Scientist	1,750	1,750
Series #HONUS	1909-11 Honus Wagner Card	5,300	5,300
Series #75ALI	1975 Muhammad Ali Boots	1,003	1,050
Series #71ALI	1971 “Fight of the Century” Contract	3,005	1,600
Series #APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	1,250	-
Series #88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	1,003	-
Series #BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	1,203	-
Series #33RUTH	1933 Goudey #144 Babe Ruth Card	1,003	-
Series #SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	1,003	-
Series #BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	1,003	-
Series #ULYSSES	1935 First Edition Ulysses	1,950	-
Series #ROOSEVELT	First Edition African Game Trails	400	-
Series #56MANTLE	1956 Topps #135 Mickey Mantle Card	1,050	-
Series #AGHOWL	First Edition Howl and Other Poems	1,703	-
Series #98JORDAN	1998 Michael Jordan Jersey	9,272	-
Series #18ZION	2018 Zion Williamson Adidas James Harden Sneakers	650	-
Series #SNOOPY	2015 Omega Speedmaster Moonwatch	800	-
Series #APOLLO11	Apollo 11 Crew-Signed New York Times Cover	1,050	-
Series #24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	1,003	-
Series #YOKO	First Edition Grapefruit	1,750	-
Series #86JORDAN	1986 Fleer #57 Michael Jordan Card	8,851	-
Series #HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	300	-
Series #RUTHBALL1	1934-39 Official American League Babe Ruth Single Signed Baseball	700	-
Series #HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile	1,203	-
Series #38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	600	-
Series #55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	600	-
Series #LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	563	-
Series #CATCHER	1951 First Edition, First Issue The Catcher in the Rye	213	-
Series #BOND1	1953 First Edition, First Issue Casino Royale	463	-
Series #SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	300	-
Series #BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	534	-
Series #BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	700	-
Series #GMTBLACK1	Series Rolex GMT-Master ref. 16758	634	-
Total Series Cash Balance		$65,692	$22,430
RSE Archive		105,640	2,029
Total Cash Balance		$171,332	$24,459

Note: Only includes Series for which an Offering has closed. RSE Archive cash balance represents loans or capital contributions to be used for future payment of operating expenses.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

The cash on the books of RSE Archive is reserved to funding future pre-Closing Operating Expenses (as described in Note B(5)) or acquisition expenses (the “Acquisition Expenses,” (as described in Note B(6)), as the case may be. The cash on the books of each Series is reserved for funding of post-Closing Operating Expenses; during the six-month period ended June 30, 2020, the Manager paid for certain but not all Operating Expenses related to any of the Series that have had closed Offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions, amounting to a total of $33,996 during the six-month period ended June 30, 2020. The Company had no Operating Expenses during the period ended June 30, 2019.

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates to the individual Series. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B(5)) for individual Series, as has been the case for the majority of the Series for which Closings have occurred, listed in the table above, at the sole discretion of the Manager. If the Manager does not continue to fund future Operating Expenses of the Company and the Series, the Company’s ability to continue future operations may be limited. There is no assurance that financing from the Manager will remain available or that the Manager will provide the Company or any Series with sufficient capital to meet its objectives.

INITIAL OFFERINGS

The Company has completed several initial Offerings since its inception in 2019 and plans to continue to increase the number of initial Offerings going forward. The table below outlines all Offerings for which a Closing has occurred as of June 30, 2020. All Series, for which a Closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets and various Series have liabilities. The Company had no Closings during the period from inception (January 3, 2019) to June 30, 2019.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Launch Date	Closing Date
Series #52MANTLE Interests	Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$132,000	10/18/2019	10/25/2019
Series #71MAYS Interests	Series #71MAYS	1971 Willie Mays Jersey	$57,000	10/25/2019	10/31/2019
Series #RLEXPEPSI Interests	Series #RLEXPEPSI	Rolex GMT Master II 126710BLRO	$17,800	11/1/2019	11/6/2019
Series #10COBB Interests	Series #10COBB	1910 E98 Ty Cobb Card	$39,000	11/8/2019	11/14/2019
Series #POTTER Interests	Series #POTTER	1997 First Edition Harry Potter	$72,000	11/15/2019	11/21/2019
Series #TWOCITIES Interests	Series #TWOCITIES	First Edition A Tale of Two Cities	$14,500	11/15/2019	11/21/2019
Series #FROST Interests	Series #FROST	First Edition A Boy's Will	$13,500	11/15/2019	11/21/2019
Series #BIRKINBLEU Interests	Series #BIRKINBLEU	Bleu Saphir Lizard Hermès Birkin	$58,000	11/22/2019	11/27/2019
Series #SMURF Interests	Series #SMURF	Rolex Submariner Date "Smurf" Ref. 116619LB	$34,500	11/22/2019	11/27/2019
Series #70RLEX Interests	Series #70RLEX	1970 Rolex Ref. 5100 Beta 21	$20,000	11/27/2019	12/6/2019
Series #EINSTEIN Interests	Series #EINSTEIN	First Edition of Philosopher-Scientist	$14,500	12/6/2019	12/13/2019
Series #HONUS Interests	Series #HONUS	1909-1911 T206 Honus Wagner Card	$520,000	12/13/2019	12/26/2019
Series #75ALI Interests	Series #75ALI	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	$46,000	12/20/2019	12/29/2019
Series #71ALI Interests	Series #71ALI	1971 “Fight of the Century” Contract	$31,000	12/20/2019	12/30/2019
Series #APROAK Interests	Series #APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	$75,000	12/6/2019	1/2/2020
Series #88JORDAN Interests	Series #88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	$22,000	1/19/2020	1/27/2020
Series #BIRKINBOR Interests	Series #BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	$52,500	2/13/2020	2/20/2020
Series #33RUTH Interests	Series #33RUTH	1933 Goudey #144 Babe Ruth Card	$77,000	2/20/2020	2/26/2020
Series #SPIDER1 Interests	Series #SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	$22,000	2/28/2020	3/4/2020
Series #BATMAN3 Interests	Series #BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	$78,000	2/28/2020	3/4/2020
Series #ROOSEVELT Interests	Series #ROOSEVELT	First Edition African Game Trails	$19,500	3/6/2020	3/10/2020
Series #ULYSSES Interests	Series #ULYSSES	1935 First Edition Ulysses	$25,500	3/6/2020	3/10/2020
Series #56MANTLE Interests	Series #56MANTLE	1956 Topps #135 Mickey Mantle Card	$10,000	1/3/2020	3/11/2020
Series #AGHOWL Interests	Series #AGHOWL	First Edition Howl and Other Poems	$19,000	3/6/2020	3/11/2020
Series #98JORDAN Interests	Series #98JORDAN	1998 Michael Jordan Jersey	$128,000	3/9/2020	3/22/2020
Series #18ZION Interests	Series #18ZION	2018 Zion Williamson Adidas James Harden Sneakers	$15,000	3/27/2020	4/2/2020
Series #SNOOPY Interests	Series #SNOOPY	2015 Omega Speedmaster Moonwatch	$25,500	4/2/2020	4/7/2020
Series #APOLLO11 Interests	Series #APOLLO11	Apollo 11 Crew-Signed New York Times Cover	$32,000	4/8/2020	4/19/2020
Series #24RUTHBAT Interests	Series #24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	$255,000	4/10/2020	5/3/2020
Series #YOKO Interests	Series #YOKO	First Edition Grapefruit	$16,000	4/29/2020	5/11/2020
Series #86JORDAN Interests	Series #86JORDAN	1986 Fleer #57 Michael Jordan Card	$40,000	5/6/2020	5/13/2020
Series #RUTHBALL1 Interests	Series #RUTHBALL1	1934-39 Official American League Babe Ruth Single Signed Baseball	$29,000	5/8/2020	5/24/2020
Series #HULK1 Interests	Series #HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	$89,000	5/12/2020	5/24/2020

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Series #HIMALAYA Interests	Series #HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	$140,000	5/19/2020	5/27/2020
Series #55CLEMENTE Interests	Series #55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	$38,000	5/28/2020	6/4/2020
Series #38DIMAGGIO Interests	Series #38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	$22,000	5/28/2020	6/4/2020
Series #BOND1 Interests	Series #BOND1	1953 First Edition, First Issue Casino Royale	$39,000	6/4/2020	6/12/2020
Series #LOTR Interests	Series #LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	$29,000	6/4/2020	6/12/2020
Series #CATCHER Interests	Series #CATCHER	1951 First Edition, First Issue The Catcher in the Rye	$12,500	6/4/2020	6/12/2020
Series #SUPER21 Interests	Series #SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	$8,500	5/7/2020	6/17/2020
Series #BATMAN1 Interests	Series #BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	$71,000	6/11/2020	6/18/2020
Series #GMTBLACK1 Interests	Series #GMTBLACK1	Rolex 18k Yellow Gold GMT-Master ref. 16758	$28,000	6/17/2020	6/25/2020
Series #BIRKINTAN Interests	Series #BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	$28,000	6/17/2020	6/25/2020
Total at 6/30/2020	43 Series		$2,515,800

F-44

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

The Company received take-over offers for the Underlying Assets listed in the table below. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board has evaluated the offers and has determined that it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset, that is on the books of the Company, but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Asset will be cancelled.

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Total Initial Offering Price / Per Interest	Total Distribution to Interest Holders / Per Interests	Commentary
#71ALI	1971 “Fight of the Century” Contract	02/07/2020	$40,000	$31,000 / $15.50	$38,595/ $19.29

$40,000 acquisition offer for 1971 “Fight of the Century” Contract accepted on 02/07/2020 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

#98JORDAN	1998 Michael Jordan Jersey	05/11/2020	$165,000	$128,000/ $64.00	$157,328 / $78.65

$165,000 acquisition offer for 1998 Michael Jordan Jersey accepted on 05/11/2020 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

“#86JORDAN	1986 Fleer #57 Michael Jordan Card	06/01/2020	$80,000	$40,000/ $40.00	$71,649 / $71.64

$80,000 acquisition offer for 1986 Fleer #57 Michael Jordan Card accepted on 06/01/2020 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

Note: Total Distribution to Interest Holders includes cash on balance sheet of Series and is net of corporate level taxes on gain on sale.

Sale of the 1971 “Fight of the Century” Contract:

The Company received an acquisition offer for the Underlying Asset of Series #71ALI, the 1971 “Fight of the Century” Contract for $40,000 vs. the initial purchase price of $27,500 for a gain on sale of $8,950 net of $0 of capitalized Acquisition Expenses (as described in Note B(6)). The Company accepted the acquisition offer on February 7, 2020 and distributed cash to Interest Holders. At the time of the sale, Series #71ALI had $1,600 of cash and $0 of pre-paid insurance on the balance sheet.

The transaction resulted in estimated corporate level taxes on the gain on sale of $3,005, net of $55 of net-loss-carryforward, for the which the Series has retained funds on its balance sheet. In addition, the Series will remit  $3,550 of sales taxes to the state of New York.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Total distribution to Interest Holders including cash, but net of corporate level taxes were $38,595 or $19.29 per Interest vs. the initial Offering price of $31,000 or $15.50 per Interest.

Series #71ALI will be dissolved upon payment of all current corporate tax liabilities of $3,005 and remittance of sales tax of $3,550.

Sale of the 1998 Michael Jordan Jersey:

The Company received an acquisition offer for the Underlying Asset of Series #98JORDAN, the 1998 Michael Jordan Jersey for $165,000 vs. the initial purchase price of $120,000 for a gain on sale of $44,935, net of $65 of capitalized Acquisition Expenses (as described in Note B(6)). The Company accepted the acquisition offer on May 11, 2020 and distributed cash to Interest Holders. At the time of the sale, Series #98JORDAN had $1,600 of cash and $0 of pre-paid insurance on the balance sheet.

The transaction resulted in estimated corporate level taxes on the gain on sale of $9,408, net of $0 of net-loss-carryforward, for which the Series has retained funds on its balance sheet.

Total distribution to Interest Holders including cash, but net of corporate level taxes were $157,328 or $78.65 per Interest vs the initial Offering price of $128,000 or $64.00 per Interest.

Series #98JORDAN will be dissolved upon payment of all current tax liabilities of $9,408.

Sale of the 1986 Fleer #57 Michael Jordan Card:

The Company received an acquisition offer for the Underlying Asset of Series #86JORDAN, 1986 Fleer #57 Michael Jordan Card for $80,000 vs. the initial purchase price of $38,000 for a gain on sale of $41,948, net of $52 of capitalized Acquisition Expenses (as described in Note B(6)). The Company accepted the acquisition offer on June 1, 2020 and distributed cash to Interest Holders. At the time of the sale, Series #86JORDAN had $500 of cash and $144 of insurance payable on the balance sheet.

The transaction resulted in estimated corporate level taxes on the gain on sale of 8,816, net of 0 of net-loss-carryforward, for which the Series has retained funds on its balance sheet.

Total distribution to Interest Holders including cash, but net of corporate level taxes were $71,649 or $71.64 per Interest vs the initial Offering price of $40,000 or $40.00 per Interest.

Series #86JORDAN will be dissolved upon payment of all currently tax liabilities of $8,816.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying interim financial statements have been prepared in accordance with the instructions to Form 1-SA and in conformity with generally accepted accounting principles in the United States of America (“US GAAP” or “GAAP”) applicable to interim financial information. Accordingly, the information presented in the interim financial statements does not include all information and disclosures necessary for a fair presentation of RSE Archive, LLC’s financial position, results of operations and cash flows in conformity with GAAP for annual financial statements. In the opinion of management, these financial statements reflect all adjustments consisting of normal recurring accruals, necessary for a fair statement of financial position, results of operations and cash flows for such periods. The results of operations for any interim period are not necessarily indicative of the results for the full year. These financial statements should be read in conjunction with the financial statements and notes thereto contained in RSE Archive, LLC’s Form 1-K and 1-K/A for the fiscal year ended December 31, 2019.

All Offerings that had closed as of the date of the financial statements were issued under Tier 2 of Regulation A+ and qualified under the Company’s Offering Circular (as amended). Separate financial statements are presented for each such Series.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses (the “Offering Expenses”) related to the Offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed Offering and will generally be charged to members' equity upon the completion of the proposed Offering. Offering Expenses that are incurred prior to the Closing of an Offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the Offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for all Series that have had a Closing as of the date of the financial statements and potentially other future Offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the discrete Offering Expenses related to a particular Series’ Offering, the Manager has also incurred legal, accounting, user compliance expenses and other Offering related expenses during the six-month period ended June 30, 2020 and 2019 in order to set up the legal and financial framework and compliance infrastructure for the marketing and sale of Offerings. The Manager treats these expenses as Operating Expenses (as described in Note B(5)) related to the Manager’s business and will not be reimbursed for these through any activities or Offerings related to the Company or any of the Series.

5.Operating Expenses:

Operating Expenses (as described below) related to a particular Underlying Asset include storage, insurance, transportation (other than the initial transportation from the Underlying Asset’s location to the Manager’s storage facility prior to the Offering, which is treated as an Acquisition Expense, (as described in Note B(6)), maintenance, professional fees such as annual audit and legal expenses and other Underlying Asset specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses.”  We distinguish between pre-Closing and post-Closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future Offering, expenses of this nature that are incurred prior to the Closing of an Offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and totaled $33,996 for the six-month period ended June 30, 2020. The Company incurred no Operating Expenses during the period from inception (January 3, 2019) to June 30, 2019.

During the six-month period ended June 30, 2020, RSE Archive incurred pre-Closing Operating Expenses and the following Series had closed Offerings and incurred post-Closing Operating Expenses per the table as follows:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Operating Expenses
Applicable Series	Asset	6/30/2020
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$1,459
Series #71MAYS	1971 Willie Mays Jersey	964
Series #RLEXPEPSI	Rolex GMT Master II	715
Series #10COBB	1910 Ty Cobb Card	840
Series #POTTER	1997 First Edition Harry Potter	786
Series #TWOCITIES	First Edition A Tale of Two Cities	635
Series #FROST	First Edition A Boy's Will	630
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	979
Series #SMURF	Rolex Submariner "Smurf"	803
Series #70RLEX	1970 Rolex Beta 21	723
Series #EINSTEIN	First Edition of Philosopher-Scientist	632
Series #HONUS	1909-11 Honus Wagner Card	4,035
Series #75ALI	1975 Muhammad Ali Boots	1,018
Series #71ALI	1971 “Fight of the Century” Contract	210
Series #APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	1,191
Series #88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	686
Series #BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	853
Series #33RUTH	1933 Goudey #144 Babe Ruth Card	1,048
Series #SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	460
Series #BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	648
Series #ULYSSES	1935 First Edition Ulysses	407
Series #ROOSEVELT	First Edition African Game Trails	399
Series #56MANTLE	1956 Topps #135 Mickey Mantle Card	445
Series #AGHOWL	First Edition Howl and Other Poems	393
Series #98JORDAN	1998 Michael Jordan Jersey	374
Series #18ZION	2018 Zion Williamson Adidas James Harden Sneakers	340
Series #SNOOPY	2015 Omega Speedmaster Moonwatch	354
Series #APOLLO11	Apollo 11 Crew-Signed New York Times Cover	318
Series #24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	2,328
Series #YOKO	First Edition Grapefruit	177
Series #86JORDAN	1986 Fleer #57 Michael Jordan Card	205
Series #HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	316
Series #RUTHBALL1	1934-39 Official American League Babe Ruth Single Signed Baseball	272
Series #HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	1,204
Series #38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	198
Series #55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	285
Series #LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	137
Series #CATCHER	1951 First Edition, First Issue The Catcher in the Rye	97
Series #BOND1	1953 First Edition, First Issue Casino Royale	164
Series #SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	58
Series #BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	192
Series #BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	62
Series #GMTBLACK1	Series Rolex GMT-Master ref. 16758	166
RSE Archive		9,744
Total Operating Expenses		$37,950

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Solely in the case of the Series with closed Offerings listed in the table above, the Manager has elected that certain, but not all of the post-Closing Operating Expenses of $28,205 for the six-month period ended June 30, 2020 will be borne by the Manager and not reimbursed and are accounted for as capital contributions by the Manager for each of the Series.

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Asset includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses”, which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets and will be subject to an annual test for impairment. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The Underlying Assets are initially purchased by the Company, either prior to launching an Offering or through the exercising of a purchase option simultaneous with the Closing of an Offering for a particular Series. At Closing of an Offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Underlying Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the Offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses are typically paid for in advance by the Manager, except in the case of Acquisition Expenses that are anticipated, but might not be incurred until after a Closing, such as fees related to the transportation of an Underlying Asset from the seller to the Company’s warehouse and are thus only capitalized into the cost of the acquired Underlying Asset after the Underlying Asset has already been transferred to the Series. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular Offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the Offering.

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties has invested $3,937,681 in Underlying Assets since inception on January 3,2019. For the six-month period ended June 30, 2020, the total investment in Underlying Assets was $2,353,503.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Of the $2,353,503 of investments during the six-month period ended June 30, 2020, $2,351,261 were related to the purchase price of, or down payments on Underlying Assets, excluding $185,500 related to the Underlying Assets sold. This brings the total spent on purchase price and down-payments at June 30, 2020 to $3,929,739, since the inception of the Company on January 3, 2019.

Acquisition Expenses related to a particular Series, that are incurred prior to the Closing of an Offering, are initially funded by the Manager but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering document. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation costs to transport the Underlying Asset from the Asset Seller to the Company’s facility, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. Should a proposed Offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

For the six-month period ended June 30, 2020, $2,242 of Acquisition Expenses related to the transportation, inspection, repair of Underlying Assets and other acquisition related expenses were incurred, excluding $117 related to Underlying Assets sold. he total investment in Underlying Assets as of June 30, 2020 is as follows, excluding the total investments of any Series for which the Underlying Assets have been sold:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

As of 6/30/2020
Capitalized Costs
Applicable Series		Asset	Purchase Price / Down payment	Transpor-tation	Authen-tication	Other	Total
#52MANTLE	(1)	1952 Topps #311 Mickey Mantle Card	$ 125,000	$ -	$ -	$ -	$ 125,000
#71MAYS	(1)	1971 Willie Mays Jersey	52,500	-	-	-	52,500
#RLEXPEPSI	(1)	Rolex GMT Master II	16,800	-	-	-	16,800
#10COBB	(1)	1910 Ty Cobb Card	35,000	-	-	-	35,000
#POTTER	(1)	1997 First Edition Harry Potter	65,000	-	100	5,000	70,100
#TWOCITIES	(1)	First Edition A Tale of Two Cities	12,000	-	100	-	12,100
#FROST	(1)	First Edition A Boy's Will	10,000	-	100	-	10,100
#BIRKINBLU	(1)	Bleu Saphir Lizard Hermès Birkin	55,500	-	-	-	55,500
#SMURF	(1)	Rolex Submariner "Smurf"	29,500	-	-	-	29,500
#70RLEX	(1)	1970 Rolex Beta 21	17,900	-	-	-	17,900
#EINSTEIN	(1)	First Edition of Philosopher-Scientist	11,000	-	100	-	11,100
#HONUS	(1)	1909-11 Honus Wagner Card	500,028	-	-	-	500,028
#75ALI	(1)	1975 Muhammad Ali Boots	44,000	65	-	-	44,065
#APROAK	(1)	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	72,500	-	-	-	72,500
#88JORDAN	(1)	1988 Michael Jordan Nike Air Jordan III Sneakers	20,000	-	-	-	20,000
#BIRKINBOR	(1)	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	50,000	-	-	-	50,000
#33RUTH	(1)	1933 Goudey #144 Babe Ruth Card	74,000	-	-	-	74,000
#SPIDER1	(1)	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	20,000	-	-	-	20,000
#BATMAN3	(1)	1940 D.C. Comics Batman #3 CGC NM 9.4	75,000	-	-	-	75,000
#ULYSSES	(1)	1935 First Edition Ulysses	22,000	-	100	-	22,100
#ROOSEVELT	(1)	First Edition African Game Trails	17,000	-	200	-	17,200
#56MANTLE	(1)	1956 Topps #135 Mickey Mantle Card	9,000	-	-	-	9,000
#AGHOWL	(1)	First Edition Howl and Other Poems	15,500	-	100	-	15,600
#18ZION	(1)	2018 Zion Williamson Adidas James Harden Sneakers	13,500	45	-	-	13,545
#SNOOPY	(1)	2015 Omega Speedmaster Moonwatch	24,000	-	-	-	24,000
#APOLLO11	(1)	Apollo 11 Crew-Signed New York Times Cover	30,000	-	-	-	30,000
#24RUTHBAT	(1)	1924 George "Babe" Ruth Professional Model Bat	250,000	6	-	-	250,006
#YOKO	(1)	First Edition Grapefruit	12,500	-	100	-	12,600
#HULK1	(1)	1962 The Incredible Hulk #1 CGC VF 8.0	87,000	6	-	-	87,006
#RUTHBALL1	(1)	1934-39 Official American League Babe Ruth Single Signed Baseball	27,000	6	-	-	27,006
#HIMALAYA	(1)	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	130,000	-	-	-	130,000
#38DIMAGGIO	(1)	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	20,000	6	-	-	20,006
#55CLEMENTE	(1)	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	36,000	6	-	-	36,006
#LOTR	(1)	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	27,500	-	100	-	27,600
#CATCHER	(1)	1951 First Edition, First Issue The Catcher in the Rye	11,500	-	100	-	11,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#BOND1	(1)	1953 First Edition, First Issue Casino Royale	37,000	-	100	-	37,100
#SUPER21	(1)	1943 Superman #21 CGC VF/NM 9.0 comic book	7,000	23	-	-	7,023
#BATMAN1	(1)	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	68,500	77	-	-	68,577
#BIRKINTAN	(1)	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	25,000	244	-	-	25,244
#GMTBLACK1	(1)	Series Rolex GMT-Master ref. 16758	25,000	30	-	-	25,030
#61JFK	(2)	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	16,250	-	100	-	16,350
#POKEMON1	(2)	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	118,000	-	-	-	118,000
#50JACKIE	(2)	1950 Bowman #22 Jackie Robinson Card	9,200	-	-	-	9,200
#LINCOLN	(2)	1864 Signed, Vignetted Portrait of Abraham Lincoln	64,000	-	-	-	64,000
#STARWARS1	(2)	1977 Star Wars #1 CGC VF/NM 9.0 comic book	10,000	-	-	-	10,000
#TMNT1	(2)	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	59,000	-	-	-	59,000
#68MAYS	(2)	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	-	83	-	-	83
#CAPTAIN3	(2)	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	35,500	23	-	-	35,523
#APEOD	(2)	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	28,000	-	-	-	28,000
#AMZFNT15	(2)	1962 Amazing Fantasy #15 CGC VG+ 4.5	30,500	6	-	-	30,506
#CHURCHILL	(2)	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	6,500	-	100	-	6,600
#SHKSPR4	(2)	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	105,000	-	100	-	105,100
#FANFOUR1	(2)	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	100,000	63	-	-	100,063
#ANMLFARM	(2)	First Edition, First printing of Animal Farm by George Orwell	8,700	-	100	-	8,800
#SOBLACK	(2)	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	50,000	253	-	-	50,253
#85MARIO	(2)	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	140,000	-	-	-	140,000
#TKAM	(2)	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	28,500	-	100	-	28,600
#NEWTON	(2)	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	40,000	-	-	-	40,000
#GATSBY	(2)	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	185,000	-	100	-	185,100
#05LATOUR	(2)	One case of twelve (12) 75cl bottles of 2005 Château Latour	4,465	-	-	-	4,465
#16SCREAG	(2)	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	19,166	-	-	-	19,166
#16PETRUS	(2)	Two cases of six (6) 75cl bottles of 2016 Château Petrus	22,942	-	-	-	22,942
#14DRC	(2)	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	27,588	-	-	-	27,588
#DAREDEV1	(2)	1964 Daredevil #1 CGC VF/NM 9.0 comic book	9,500	-	-	-	9,500
#BATMAN6	(2)	1941 Batman #6 CGC NM 9.4 comic book	23,500	-	-	-	23,500

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#FAUBOURG	(2)	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	115,000	-	-	-	115,000
#ALICE	(2)	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	9,200	-	100	-	9,300
#SUPER14	(2)	1942 Superman #14 CGC NM 9.4 comic book	120,000	-	-	-	120,000
#AVENGERS1	(2)	1963 Avengers #1 CGC NM + 9.6 comic book	250,000	-	-	-	250,000
#DUNE	(2)	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	10,500	-	100	-	10,600
#03KOBE	(2)	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	11,000	-	-	-	11,000
#62MANTLE	(2)	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	33,000	-	-	-	33,000
#86RICE	(2)	1986 Topps #161 Jerry Rice Rookie Card	20,000	-	-	-	20,000
#94JETER	(2)	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	39,000	-	-	-	39,000
Total			$ 3,929,739	$ 942	$ 2,000	$ 5,000	$ 3,937,681

Annual Capitalized Cost Breakdown
Acquisition Expense 2019			$ 1,578,478	$ -	$ 700	$ 5,000	$ 1,584,178
Acquisition Expense 1H 2020			$ 2,351,261	$ 942	$ 1,300	$ -	$ 2,353,503
Grant Total			$ 3,929,739	$ 942	$ 2,000	$ 5,000	$ 3,937,681

Note: Excludes $185,617 of capitalized acquisitions costs related to Underlying Assets sold.

(1)Offering for Series Interests closed at June 30, 2020 and Underlying Asset owned by applicable Series.

(2)At June 30, 2020 owned by RSE Archive, LLC and not by any Series. To be owned by the applicable Series as of the Closing of the applicable Offering

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

7.Members’ Equity:

Members’ equity for the Company and any Series consists of capital contributions from the Manager, or its affiliates, Membership Contributions and the Net Income / (Loss) for the period.

Capital contributions from the Manager are made to cover Operating Expenses for which the Manager has elected not to be reimbursed.

In the case of a Closing for which a deficiency of offering proceeds over the required cash outlays exists, , the Manager will make an additional capital contribution to the Series to cover any such deficiencies, which is represented as “Distribution to Series” on the balance sheet. Any remaining cash on the balance sheet of the Series after distributions have been made is retained for payment of future Operating Expenses.

Members’ equity in Membership Contributions issued in a successful Closing of an Offering for a particular Series are calculated by taking the amount of membership Interests sold in an Offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular Offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the Offering are paid from the proceeds of any successfully closed Offering. These expenses will not be incurred by the Company or the applicable Series or the Manager, if an Offering does not close. At June 30, 2020, the following Offerings for Series Interests had closed:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Membership Contribution and Uses at Closing
Applicable Series	Asset	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#52MANTLE	1952 Topps #311 Mickey Mantle Card	10/25/2019	$132,000	$1,320	$3,090	$990	$126,600
#71MAYS	1971 Willie Mays Jersey	10/31/2019	57,000	570	1,830	500	54,100
#RLEXPEPSI	Rolex GMT Master II	11/6/2019	17,800	178	22	500	17,100
#10COBB	1910 Ty Cobb Card	11/14/2019	39,000	390	1,510	500	36,600
#POTTER	1997 First Edition Harry Potter	11/21/2019	72,000	720	-	540	70,740
#TWOCITIES	First Edition A Tale of Two Cities	11/21/2019	14,500	145	55	500	13,800
#FROST	First Edition A Boy's Will	11/21/2019	13,500	135	865	500	12,000
#BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	11/27/2019	58,000	580	170	500	56,750
#SMURF	Rolex Submariner "Smurf"	11/27/2019	34,500	345	2,905	500	30,750
#70RLEX	1970 Rolex Beta 21	12/9/2019	20,000	200	50	500	19,250
#EINSTEIN	First Edition of Philosopher-Scientist	12/12/2019	14,500	145	855	500	13,000
#HONUS	1909-11 Honus Wagner Card	12/26/2019	520,000	5,200	5,572	3,900	505,328
#75ALI	1975 Muhammad Ali Boots	12/30/2019	46,000	460	-	500	45,040
#71ALI	1971 “Fight of the Century” Contract	12/30/2019	31,000	310	1,090	500	29,100
#APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	1/3/2020	75,000	750	-	563	73,687
#88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	1/29/2020	22,000	220	230	500	21,050
#BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile	2/20/2020	52,500	525	225	500	51,250
#33RUTH	1933 Goudey #144 Babe Ruth Card	2/26/2020	77,000	770	602	578	75,050
#SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	3/4/2020	22,000	220	230	500	21,050
#BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	3/4/2020	78,000	780	585	585	76,050
#ULYSSES	1935 First Edition Ulysses	3/10/2020	25,500	255	695	500	24,050
#ROOSEVELT	First Edition African Game Trails	3/10/2020	19,500	195	1,008	500	17,797
#56MANTLE	1956 Topps #135 Mickey Mantle Card	3/11/2020	10,000	100	-	500	9,400
#AGHOWL	First Edition Howl and Other Poems	3/11/2020	19,000	190	810	500	17,500
#98JORDAN	1998 Michael Jordan Jersey	3/22/2020	128,000	1,280	4,160	960	121,600
#18ZION	2018 Zion Williamson Adidas James Harden Sneakers	4/2/2020	15,000	150	200	500	14,150
#SNOOPY	2015 Omega Speedmaster Moonwatch	4/7/2020	25,500	255	-	500	24,745
#APOLLO11	Apollo 11 Crew-Signed New York Times Cover	4/19/2020	32,000	320	130	500	31,050
#24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	5/3/2020	255,000	2,550	-	1,912	250,538
#YOKO	First Edition Grapefruit	5/11/2020	16,000	160	840	500	14,500

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#86JORDAN	1986 Fleer #57 Michael Jordan Card	5/13/2020	40,000	400	600	500	38,500
#HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	5/24/2020	89,000	890	142	668	87,301
#RUTHBALL1	1934-39 American League Babe Ruth Single Signed Baseball	5/24/2020	29,000	290	510	500	27,700
#HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile	5/27/2020	140,000	1,400	6,300	1,050	131,250
#38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	6/4/2020	22,000	220	680	500	20,600
#55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	6/4/2020	38,000	380	520	500	36,600
#LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	6/11/2020	29,000	290	10	500	28,200
#CATCHER	1951 First Edition, First Issue The Catcher in the Rye	6/11/2020	12,500	125	25	500	11,850
#BOND1	1953 First Edition, First Issue Casino Royale	6/11/2020	39,000	390	510	500	37,600
#SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	6/17/2020	8,500	85	615	500	7,300
#BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	6/18/2020	71,000	710	658	532	69,101
#BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	6/25/2020	28,000	280	1,520	500	25,700
#GMTBLACK1	Series Rolex GMT-Master ref. 16758	6/25/2020	28,000	280	1,520	500	25,700
Total			$2,515,800	$25,158	$41,339	$28,278	$2,421,025

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at Closing of Offering for respective Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

Each existing Series has elected and qualified, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of June 30, 2020.

RSE Archive, LLC, as the master Series of the Company and RSE Archive Manager, LLC, the Manager of the Company, intend to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

9.Earnings (loss) / income per membership Interest:

Upon completion of an Offering, each Series intends to comply with accounting and disclosure requirement of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership Interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

F-58

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and advisory board members.

Officer and Affiliate Loans

From time to time, individual officers and affiliates of the Manager may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, the Underlying Asset would then transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Assets.

As of June 30, 2020, and December 31, 2019, no loans were outstanding to either officers or affiliates of the Manager.

F-59

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On December 20, 2019, the Asset Manager and the Company, including an affiliate of the Asset Manager, entered into the DM with Upper90 with an initial borrowing capacity of $2.25 million. On May 15, 2020, the DM was expanded to a borrowing capacity of $3.25 million. The DM allows the Asset Manager to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest rate on any amounts outstanding under the DM accrues at a fixed per annum rate of 15%. The Company is also held jointly and severably liable for any amounts outstanding under this DM.

Of the outstanding borrowings, $1,590,850 were related to Underlying Assets and the remainder to were held in cash or related to the assets of the affiliate of the Asset Manager. The table below outlines the debt balance at June 30, 2020 vs. December 31, 2019:

Debt Outstanding Upper90 Demand Note
At 12/31/2019	$1,560,000
At 6/30/2020	$3,250,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

As of June 30, 2020 , we have not yet generated any revenues directly attributable to the Company or any Series to date. In addition, we do not anticipate the Company or any Series to generate any revenue in excess of costs associated with such revenues until 2021. In early 2019, the Manager of the Company launched its first showroom in New York City and in mid-2019 launched an online shopping experience for merchandise. The New York City showroom has been closed since March 2020 due to COVID-19, but is planned to reopen in the fourth quarter 2020. In future, the Manager of the Company plans to roll out additional opportunities for revenue generation including additional showrooms.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such Underlying Assets.

Fees and expenses related to the purchase of an Underlying Asset include Offering Expenses, Acquisition Expenses, Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the Closing of an Offering and those incurred after the Closing of an Offering. Although these pre- and post- Closing Operating Expenses are similar in nature and consist of expenses such as storage, insurance, transportation, marketing and maintenance and professional fees such as ongoing bookkeeping, legal and accounting expenses associated with a Series, pre-Closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-Closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the Underlying Assets or the number of Underlying Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy in its sole discretion from time to time.

F-61

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Allocation Methodology or Description by Category

•Revenue: Revenues from the anticipated commercialization of the Underlying Assets will be allocated amongst the Series whose Underlying Assets are part of the commercialization events, based on the value of the Underlying Asset. No revenues attributable directly to the Company or any Series have been generated during the six-month period ended June 30, 2020.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B(4)) are funded by the Manager and generally reimbursed through the Series proceeds upon the Closing of an Offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B(6)) are typically funded by the Manager, and reimbursed from the Series proceeds upon the Closing of an Offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses incurred are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon Closing of the Offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the close of an Offering (as described in Note B(7)) and is charged to the specific Series. Losses incurred related to closed Offerings, due to shortfalls between proceeds from closed Offerings and costs incurred in relation to these Offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B(6)).

•Brokerage Fee: The Brokerage Fee is paid to the BOR from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the Custodian from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B(5)) are expensed as incurred:

oPre-Closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-Closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F – FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

iii)Thereafter, at least 50% of Free Cash Flow (as described below) (net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to Interest Holders of a particular Series.

iv)The Manager may receive up to 50% of Free Cash Flow (as described below) in the form of a management fee, which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of June 30, 2020, and December 31, 2019, no distributions of Free Cash Flow or management fees were paid by the Company or in respect of any Series. The Company did make distributions to Interest Holders related to sale of Underlying Assets as described in “Asset Dispositions” in “Note A - Description Of Organization and Business Operations.”

NOTE G - INCOME TAX

As of June 30, 2020, each individual Series has elected to be treated as a corporation for tax purposes. RSE Archive and RSE Archive Manager have elected to be treated as partnerships.

No provision for income taxes for the six-month period ended June 30, 2020 has been recorded for any individual Series as all individual Series incurred net losses, except as disclosed below for the 3 Series that were sold. Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets at June 30, 2020 are fully offset by a valuation allowance (other than for Series #71ALI, Series #98JORDAN and Series #86JORDAN), and therefore, no tax benefit applicable to the loss for each individual Series for the six-month period ended June 30, 2020 has been recognized. Losses incurred after January 1, 2018 do not expire for federal income tax purposes.

Series #71ALI, Series #98JORDAN and Series #86JORDAN have sold their primary operating asset during the six-month period ended June 30, 2020. As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

Provision for income taxes
Series #	#71ALI	#98JORDAN	#86JORDAN
Income before provision for income taxes	$8,950	$44,935	$41,948
Reversal of valuation allowance	(265)	(374)	(205)
Taxed at federal and state statutory rates	35%	21%	21%
Provision for income taxes	$3,005	$9,408	$8,816

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. RSE Archive has elected to be treated as a partnership; thus, for the six-month period ended June 30, 2020 the only tax affected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

COVID-19

The extent of the impact and effects of the recent outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company does not expect that the outbreak will have a material adverse effect on our business or financial results at this time.

Restriction on Sale of Series #HONUS

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10 year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all Offerings, which have closed after the date of the financial statements through September 28, 2020.

Series / Series Name	Underlying Asset	Maximum Offering Size	Opening Date	Closing Date
#61JFK / Series Inaugural Addresses	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	$23,000	6/27/2020	7/7/2020
#50JACKIE / Series 1950 Jackie Robinson Card	1950 Bowman #22 Jackie Robinson Card	$10,000	6/10/2020	7/8/2020
#POKEMON1 / Series 1999 Pokémon First Edition Set	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	$125,000	6/23/2020	7/8/2020
#LINCOLN / Series 1864 Abraham Lincoln Photo	1864 Signed, Vignetted Portrait of Abraham Lincoln	$80,000	7/1/2020	7/9/2020
#STARWARS1 / Series Star Wars #1	1977 Star Wars #1 CGC VF/NM 9.0 comic book	$12,000	7/1/2020	7/14/2020
#56TEDWILL / Series 1956 Ted Williams Jersey	1956 Ted Williams Game-Worn Red Sox Home Jersey	$90,000	7/16/2020	7/26/2020
#68MAYS / Series 1968 Willie Mays Bat	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	$39,000	7/17/2020	7/26/2020
#TMNT1 / Series Teenage Mutant Ninja Turtles #1	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	$65,000	7/23/2020	7/30/2020
#CAPTAIN3 / Series Captain America #3	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	$37,000	7/23/2020	7/30/2020
#51MANTLE / Series 1951 Bowman Mickey Mantle Card	1951 Bowman #253 Mickey Mantle Card	$34,000	7/16/2020	7/30/2020
#CHURCHILL / Series Second World War	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	$7,500	7/7/2020	8/6/2020
#SHKSPR4 / Series 1685 Shakespeare Fourth Folio	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	$115,000	7/30/2020	8/6/2020
#03KOBE / Series 2003-04 UD Kobe Bryant Card	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	$50,000	8/2/2020	8/16/2020
#03LEBRON / Series 2003-04 UD LeBron James Card	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	$34,000	8/5/2020	8/16/2020
#03JORDAN / Series 2003-04 UD Michael Jordan Card	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	$41,000	8/6/2020	8/16/2020
#39TEDWILL / Series 1939 Play Ball Ted Williams Card	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	$28,000	8/13/2020	8/24/2020
#94JETER / Series 1994 Derek Jeter Jersey	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	$45,000	8/9/2020	8/24/2020

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#2020TOPPS / Series 2020 Topps Complete Set	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	$100,000	8/13/2020	8/25/2020
#FANFOUR1 / Series 1961 Fantastic Four #1	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	$105,000	8/23/2020	9/2/2020
#86RICE / Series 1986 Topps Jerry Rice Card	1986 Topps #161 Jerry Rice Rookie Card	$23,000	7/28/2020	9/15/2020
#DAREDEV1 / Series Daredevil #1	1964 Daredevil #1 CGC VF/NM 9.0 comic book	$11,500	7/28/2020	9/15/2020
#85MARIO / Series 1985 Super Mario Bros.	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	$150,000	8/16/2020	9/15/2020
#TOS39 / Series Tales of Suspense #39	1963 Tales of Suspense #39 CGC NM 9.4 comic book	$135,000	8/27/2020	9/15/2020
#05LATOUR / Series 2005 Château Latour	One case of twelve (12) 75cl bottles of 2005 Château Latour	$9,800	9/3/2020	9/15/2020
#16SCREAG / 2016 Screaming Eagle	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	$39,000	9/3/2020	9/15/2020
#14DRC / Series 2014 Domaine de la Romanée-Conti	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	$54,000	9/3/2020	9/15/2020
#57MANTLE / Series 1957 Topps Mickey Mantle Card	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	$8,000	9/6/2020	9/21/2020
#FAUBOURG / Series Hermès Sellier Faubourg Birkin	Two cases of six (6) 75cl bottles of 2016 Château Petrus	$150,000	9/9/2020	9/21/2020

The Company expects to launch and close additional Offerings throughout the remainder of the year and beyond.

F-66

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Archive, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RSE Archive, LLC (the "Company") in total and for each listed Series as of December 31, 2019, and the related consolidated statements of operations, members' equity, and cash flows for the Company in total and for each listed Series for the period from January 3, 2019 (inception) to December 31, 2019, and the related notes (collectively referred to as the "financial statements").  In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company and each listed Series as of December 31, 2019, and the consolidated results of operations and cash flows for the Company and each listed Series for the period from January 3, 2019 (inception) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.  As discussed in Note A to the financial statements, the Company's and each listed Series’ lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Restatement

As discussed in Note J to the financial statements the financial statements have been restated to correct an error.

Basis for Opinion

These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the Company's and each listed Series’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company and each listed Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Company and each listed Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's or each listed Series internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Company's auditor since 2020.

EISNERAMPER LLP

New York, New York

March 31, 2020, except for Note J as to which the date is April 21, 2020.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$ 1,450	$ 1,600	$ 300	$ 1,545	$ 1,095
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	2	-	-	1
Total Current Assets	1,450	1,602	300	1,545	1,096
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$ 126,450	$ 54,102	$ 17,100	$ 36,545	$ 71,196

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ 13	$ 13	$ -
Due to the Manager for Insurance	237	100	32	66	66
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	237	100	45	79	66

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(607)	(301)	(225)	(233)	(196)
Members' Equity	126,213	54,002	17,055	36,466	71,130
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 126,450	$ 54,102	$ 17,100	$ 36,545	$ 71,196

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$ 1,495	$ 1,695	$ 1,250	$ 1,100	$ 1,200
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	1	1	-	-
Total Current Assets	1,496	1,696	1,251	1,100	1,200
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$ 13,596	$ 11,796	$ 56,751	$ 30,600	$ 19,100

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ 13	$ -
Due to the Manager for Insurance	12	10	104	56	34
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	12	10	104	69	34

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(142)	(140)	(215)	(329)	(105)
Members' Equity	13,584	11,786	56,647	30,531	19,066
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 13,596	$ 11,796	$ 56,751	$ 30,600	$ 19,100

See accompanying notes, which are an integral part of these financial statements.

F-69

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,050	$1,600	$24,459
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	-	2	1	1,881
Total Current Assets	1,751	5,300	1,052	1,601	26,340
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	282,250
Collectible Memorabilia - Owned	11,100	500,028	44,000	27,500	1,301,928
TOTAL ASSETS	$12,851	$505,328	$45,052	$29,101	$1,610,518

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$130
Due to the Manager for Insurance	11	949	83	52	2,607
Due to the Manager or its Affiliates	-	-	-	-	577,500
Total Liabilities	11	949	83	52	580,237

Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(73)	(965)	(86)	(55)	(8,041)
Members' Equity	12,840	504,379	44,969	29,049	1,030,281
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,851	$505,328	$45,052	$29,101	1,610,518

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Operating Expenses
Storage	$-	$1	$-	$-	$-
Transportation	-	-	13	13	-
Insurance	237	100	32	66	66
Professional Fees	220	200	180	154	130
Marketing Expense	150	-	-	-	-
Total Operating Expenses	607	301	225	233	196
Operating Loss	(607)	(301)	(225)	(233)	(196)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(607)	(301)	(225)	(233)	(196)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)

Basic and Diluted (Loss) per Membership Interest	$(0.61)	$(0.15)	$(0.11)	$(0.23)	$(0.07)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Operating Expenses
Storage	$-	$-	$1	$-	$-
Transportation	-	-	-	163	-
Insurance	12	10	104	56	34
Professional Fees	130	130	110	110	71
Marketing Expense	-	-	-	-	-
Total Operating Expenses	142	140	215	329	105
Operating Loss	(142)	(140)	(215)	(329)	(105)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(142)	(140)	(215)	(329)	(105)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)

Basic and Diluted (Loss) per Membership Interest	$(0.71)	$(0.70)	$(0.21)	$(0.16)	$(0.10)
Weighted Average Membership Interests	200	200	1,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

F-72

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Operating Expenses
Storage	$1	$-	$-	$-	$1,881
Transportation	-	-	-	-	580
Insurance	11	949	83	52	2,607
Professional Fees	61	16	3	3	1,517
Marketing Expense	-	-	-	-	1,420
Total Operating Expenses	73	965	86	55	8,005
Operating Loss	(73)	(965)	(86)	(55)	(8,005)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	36
Income / (Loss) Before Income Taxes	(73)	(965)	(86)	(55)	(8,041)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)

Basic and Diluted (Loss) per Membership Interest	$(0.04)	$(0.10)	$(0.04)	$(0.03)
Weighted Average Membership Interests	2,000	10,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

F-73

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Members' Equity / (Deficit)
Balance January 3, 2019	$ -	$ -	$ -	$ -	$ -
Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Net loss	(607)	(301)	(225)	(233)	(196)
Balance December 31, 2019	$126,213	$54,002	$17,055	$36,466	$71,130

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Members' Equity / (Deficit)
Balance January 3, 2019	$ -	$ -	$ -	$ -	$ -
Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Net loss	(142)	(140)	(215)	(329)	(105)
Balance December 31, 2019	$13,584	$11,786	$56,647	$30,531	$19,066

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Members' Equity / (Deficit)
Balance January 3, 2019	$ -	$ -	$ -	$ -	$ -
Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Net loss	(73)	(965)	(86)	(55)	(8,041)
Balance December 31, 2019	$12,840	$504,379	$44,969	$29,049	$1,030,281

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	(Restated) Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Cash Flows from Operating Activities:
Net (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	220	203	180	154	131
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	(2)	-	-	(1)
Due to the Manager for Insurance	237	100	32	66	66
Accounts Payable	-	-	13	13	-
Net cash used in operating activities	(150)	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)
Net cash used in investing activities	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	126,600	48,850	17,100	36,600	70,740
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Net cash used in financing activities	126,600	48,850	17,100	36,545	71,195

Net change in cash	1,450	1,600	300	1,545	1,095
Cash beginning of period	-	-	-	-	-
Cash end of period	1,450	1,600	300	1,545	1,095
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	$5,250	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Cash Flows from Operating Activities:
Net (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	131	131	112	110	71
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	(1)	(1)	-	-
Due to the Manager for Insurance	12	10	104	56	34
Accounts Payable	-	-	-	13	-
Net cash used in operating activities	-	-	-	(150)	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)
Net cash used in investing activities	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,800	12,000	56,750	30,750	19,250
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Net cash used in financing activities	13,595	11,795	56,750	30,750	19,100

Net change in cash	1,495	1,695	1,250	1,100	1,200
Cash beginning of period	-	-	-	-	-
Cash end of period	1,495	1,695	1,250	1,100	1,200
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	(Restated) Series #HONUS	Series #75ALI	Series #71ALI	(Restated) Consolidated
Cash Flows from Operating Activities:
Net (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	63	16	5	4	7,644
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	-	(2)	(1)	(1,881)
Due to the Manager for Insurance	11	949	83	52	2,607
Accounts Payable	-	-	-	-	130
Net cash used in operating activities	-	-	-	-	459

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	(282,250)
Investment in memorabilia	(11,100)	(225,000)	(44,000)	(27,500)	(1,021,650)
Net cash used in investing activities	(11,100)	(225,000)	(44,000)	(27,500)	(1,303,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,000	230,300	45,040	29,100	749,880
Due to the manager and other affiliates	-	-	-	-	577,500
Contribution related to Offering Closings and Asset Sales	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Net cash used in financing activities	12,850	230,300	45,050	29,100	1,327,900

Net change in cash	1,750	5,300	1,050	1,600	24,459
Cash beginning of period	-	-	-	-	-
Cash end of period	1,750	5,300	1,050	1,600	24,459
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	$275,028	-	-	$280,278

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company”) is a Delaware series limited liability company formed on January 3, 2019.  RSE Archive Manager, LLC, a single member Delaware limited liability company formed on March 27, 2019 and owned by RSE Markets, Inc., is the manager of the Company (the “Manager”). RSE Markets, Inc. serves as the asset manager for the collection of collectible memorabilia owned by the Company and each series (the “Asset Manager”). The Company was formed to engage in the business of acquiring and managing a collection of collectible memorabilia (the “Underlying Assets”). The Company has created, and it is expected that the Company will continue to create, separate series of interests (each, a “Series” or “Series of Interests”), that each Underlying Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.

The Asset Manager is a Delaware corporation formed on April 28, 2016. The Asset Manager is a technology and marketing company that operates the Rally Rd. platform (the “Platform") and manages the Company, through the Manager, and the assets owned by the Company in its roles as the Asset Manager of each Series. The Asset Manager is the owner of the Manager.

The Company intends to sell Interests in a number of separate individual Series of the Company. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that particular Series are a single collectible memorabilia (plus any cash reserves for future operating expenses), as well as certain liabilities related to expenses pre-paid by the Asset Manager.

All voting rights, except as specified in the operating agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement each Interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the closing of an offering, each Series is responsible for its own “Operating Expenses” (as defined in Note B(5)). Prior to the closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (“Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new investors, and may include the Manager or its affiliates or the Asset Manager.

Fees:

Sourcing Fee: The Manager expects to receive a fee at the closing of each successful offering for its services of sourcing the collectible memorabilia (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

Brokerage Fee:  For all Series qualified up to the date of this filing the broker of record received a fee (the “Brokerage Fee”) of 1.0% of the cash from offering for facilitating the sale of securities.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Custody Fee: For all Series qualified up to the date of this filing the custody broker received a fee (the “Custody Fee”) of 0.75% of the cash from offering for facilitating the sale of securities.

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of “Free Cash Flow” (as defined in Note F) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a management fee.

In the case that Free Cash Flow is available and such distributions are made, at the sole discretion of the Manager, the members will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a management fee for management of the applicable Underlying Asset. The management fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Other:

The Manager is responsible for covering its own expenses.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits since inception.

On a total consolidated basis, the Company had sustained a net loss of $(8,041) for the period from January 3, 2019 to December 31, 2019 and had an accumulated deficit of $(8,041) as of December 31, 2019.

All of the liabilities on the balance sheet as of December 31, 2019 are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future offerings for the various Series of Interests. As of December 31, 2019, the Company has negative working capital of approximately $(0.6) million. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

Through December 31, 2019, none of the Company or any Series have recorded any directly attributable revenues through the utilization of Underlying Assets. Management’s plans include anticipating that it will commence commercializing the collection in 2021. Each Series will continue to incur Operating Expenses including, but not limited to storage, insurance, transportation and maintenance expenses, on an ongoing basis. As part of the commercialization of the collection, the Manager opened a showroom in early 2019, in New York City and launched its online shopping experience for merchandise in the third quarter of 2019. No revenues directly attributable to the Company or any Series have been generated through the showroom or the online shop as of December 31, 2019.

F-80

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

At December 31, 2019, the Company and the Series for which closings had occurred, had the following cash balances:

Cash Balance
Applicable Series	Asset	12/31/2019
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$1,450
Series #71MAYS	1971 Willie Mays Jersey	1,600
Series #RLEXPEPSI	Rolex GMT Master II	300
Series #10COBB	1910 Ty Cobb Card	1,545
Series #POTTER	1997 First Edition Harry Potter	1,095
Series #TWOCITIES	First Edition A Tale of Two Cities	1,495
Series #FROST	First Edition A Boy's Will	1,695
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	1,250
Series #SMURF	Rolex Submariner "Smurf"	1,100
Series #70RLEX	1970 Rolex Beta 21	1,200
Series #EINSTEIN	First Edition of Philosopher-Scientist	1,750
Series #HONUS	1909-11 Honus Wagner Card	5,300
Series #75ALI	1975 Muhammad Ali Boots	1,050
Series #71ALI	1971 “Fight of the Century” Contract	1,600
Total Series Cash Balance		22,430
RSE Archive		2,029
Total Cash Balance		$24,459

The cash on the books of RSE Archive is reserved to funding future pre-closing Operating Expenses or “Acquisition Expenses” (see Note B(6) for definition and additional details), as the case may be. The cash on the books of each Series is reserved for funding of post-closing Operating Expenses. During the period from January 3, 2019 to December 31, 2019, the Manager has paid for certain but not all Operating Expenses related to any of the Series that have had closed offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions, amounting to a total of $7,644.

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates to the individual Series. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future offerings may be used to create reserves for future Operating Expenses for individual Series, as has been the case for the majority of the Series for which closings have occurred, listed in the table above, at the sole discretion of the Manager. If the Manager does not continue to fund future operating expenses of the Company and the Series, the Company’s ability to continue future operations may be limited. There is no assurance that financing from the Manager will remain available or that the Manager will provide the Company or any Series with sufficient capital to meet its objectives.

INITIAL OFFERINGS

The Company has completed several initial offerings since its inception in 2019 and plans to continue to increase the number of initial offerings going forward. The table below outlines all offerings for which a closing has occurred as of December 31, 2019. All Series, for which a closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets and various Series have liabilities.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Launch Date	Closing Date	Comments
Series #52MANTLE Interests	Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$132,000	10/18/2019	10/25/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #71MAYS Interests	Series #71MAYS	1971 Willie Mays Jersey	$57,000	10/25/2019	10/31/2019

• The offering closed and all obligations under the purchase option agreement and other obligations were repaid with the proceeds of the Offering
• The Memorabilia Seller was issued 10% of Interests as part of total purchase consideration

Series #RLEXPEPSI Interests	Series #RLEXPEPSI	Rolex GMT Master II 126710BLRO	$17,800	11/1/2019	11/6/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #10COBB Interests	Series #10COBB	1910 E98 Ty Cobb Card	$39,000	11/8/2019	11/14/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #POTTER Interests	Series #POTTER	1997 First Edition Harry Potter	$72,000	11/15/2019	11/21/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #TWOCITIES Interests	Series #TWOCITIES	First Edition A Tale of Two Cities	$14,500	11/15/2019	11/21/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #FROST Interests	Series #FROST	First Edition A Boy's Will	$13,500	11/15/2019	11/21/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #BIRKINBLEU Interests	Series #BIRKINBLEU	Bleu Saphir Lizard Hermès Birkin	$58,000	11/22/2019	11/27/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #SMURF Interests	Series #SMURF	Rolex Submariner Date "Smurf" Ref. 116619LB	$34,500	11/22/2019	11/27/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #70RLEX Interests	Series #70RLEX	1970 Rolex Ref. 5100 Beta 21	$20,000	11/27/2019	12/6/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #EINSTEIN Interests	Series #EINSTEIN	First Edition of Philosopher-Scientist	$14,500	12/6/2019	12/13/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #HONUS Interests	Series #HONUS	1909-1911 T206 Honus Wagner Card	$520,000	12/13/2019	12/26/2019

• The offering closed and all obligations under the purchase option agreement and other obligations were repaid with the proceeds of the Offering
• The Memorabilia Seller was issued 53% of Interests as part of total purchase consideration

Series #75ALI Interests	Series #75ALI	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	$46,000	12/20/2019	12/29/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #71ALI Interests	Series #71ALI	1971 “Fight of the Century” Contract	$31,000	12/20/2019	12/30/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Total at 12/31/2019	14 Series		$1,069,800

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

From time to time, the Company receives unsolicited take-over offers for the Underlying Assets. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board evaluates the offers and determines that if, on a case by case basis, it is in the interest of the Investors to sell the Underlying Asset. In certain instances,  the Company may decide to sell an Underlying Asset, that is on the books of the Company, but not yet transferred to a particular Series, because no offering has yet occurred. In these instances, the anticipated offering related to such Underlying Asset will be cancelled.

For the period from January 3, 2019 to December 31, 2019, no asset dispositions had been executed.

Please see Note I, Subsequent Events for additional details on closings of initial offerings or asset dispositions after December 31, 2019.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

10.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

All offerings that had closed as of the date of the financial statements were issued under Tier 2 of Regulation A+ and qualified under the Company’s offering circular (as amended). Separate financial statements are presented for each such Series.

11.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

12.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

13.Offering Expenses:

Offering expenses related to the offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed offering and will generally be charged to members' equity upon the completion of the proposed offering. Offering expenses that are incurred prior to the closing of an offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for offering expenses incurred with respect to the offerings for all Series that have had a closing as of the date of the financial statements and potentially other future offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the discrete offering expenses related to a particular Series’ offering, the Manager has also incurred legal, accounting, user compliance expenses and other offering related expenses during the period from January 3, 2019 to December 31, 2019 in order to set up the legal and financial framework and compliance infrastructure for the marketing and sale of offerings. The Manager treats these expenses as operating expenses related to the Manager’s business and will not be reimbursed for these through any activities or offerings related to the Company or any of the Series.

14.Operating Expenses:

Operating Expenses related to a particular memorabilia include storage, insurance, transportation (other than the initial transportation from the memorabilia location to the Manager’s storage facility prior to the offering, which is treated as an “Acquisition Expense”, as defined in Note B(6)), maintenance, professional fees such as annual audit and legal expenses and other memorabilia specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses”.  We distinguish between pre-closing and post-closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future offering, expenses of this nature that are incurred prior to the closing of an offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and totaled $7,644 for the period from January 3, 2019 to December 31, 2019.

During the period from January 3, 2019 to December 31, 2019, RSE Archive incurred pre-closing Operating expenses and the following Series had closed Offerings and incurred post-closing Operating Expenses per the table below:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Operating Expenses
Applicable Series	Asset	12/31/2019
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$607
Series #71MAYS	1971 Willie Mays Jersey	301
Series #RLEXPEPSI	Rolex GMT Master II	225
Series #10COBB	1910 Ty Cobb Card	233
Series #POTTER	1997 First Edition Harry Potter	196
Series #TWOCITIES	First Edition A Tale of Two Cities	142
Series #FROST	First Edition A Boy's Will	140
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	215
Series #SMURF	Rolex Submariner "Smurf"	329
Series #70RLEX	1970 Rolex Beta 21	105
Series #EINSTEIN	First Edition of Philosopher-Scientist	73
Series #HONUS	1909-11 Honus Wagner Card	965
Series #75ALI	1975 Muhammad Ali Boots	86
Series #71ALI	1971 “Fight of the Century” Contract	55
RSE Archive		4,333
Total Operating Expenses		$8,005

Solely in the case of the Series with closed offerings listed in the table above, the Manager has elected that certain, but not all of the post-closing Operating Expenses for the period from January 3, 2019 to December 31, 2019 will be borne by the Manager and not reimbursed and are accounted for as capital contributions by the Manager for each of the Series.

F-86

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

15.Capital Assets:

Memorabilia assets are recorded at cost. The cost of the memorabilia includes the purchase price, including any deposits for the memorabilia funded by the Manager and “Acquisition Expenses,” which include transportation of the memorabilia to the Manager’s storage facility, pre-purchase inspection, pre-offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats memorabilia assets as collectible and therefore the Company will not depreciate or amortize the collectible memorabilia assets going forward. The collectible memorabilia are considered long-lived assets and will be subject to an annual test for impairment. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The collectible memorabilia assets are initially purchased by the Company, either prior to launching an offering or through the exercising of a purchase option simultaneous with the closing of an offering for a particular Series. At closing of an offering for a Series of Interests the collectible memorabilia assets, including capitalized Acquisition Expenses, are then transferred to the Series. Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses are typically paid for in advance by the Manager, except in the case of Acquisition Expenses that are anticipated, but might not be incurred until after a closing, such as registration fees or fees related to the transportation of an Underlying Asset from the seller to the Company’s warehouse and are thus only capitalized into the cost of the acquired memorabilia after the Underlying Asset has already been transferred to the Series. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the offering. In case of a closing at a loss, the Manager will make an additional capital contribution to the Series to cover any losses, which is represented as “Distribution to Series” on the balance sheet. Any remaining cash on the balance sheet of the Series after distributions have been made is retained for payment of future operating expenses.

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties invested in memorabilia assets. For the period from January 3, 2019 to December 31, 2019, the total investment in memorabilia assets was $1,584,178.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Of the $1,584,178 of investments during the period from January 3, 2019 to December 31, 2019, $1,578,478 were related to the purchase price of, or down payments on Underlying Assets, excluding $0 related to the Underlying Assets sold. This brings the total spent on purchase price and down-payments at December 31, 2019 to $1,578,478, since the inception of the Company on January 3, 2019.

Acquisition Expenses related to a particular Series, that are incurred prior to the closing of an offering, are initially funded by the Manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the closing, but incurred after the closing of an offering, for example transportation costs to transport the asset from the seller to the Company’s facility, in which case, additional cash from the proceeds of the offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the closing of the offering. Acquisition Expenses are capitalized into the cost of the memorabilia as per the table below. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

For the period from January 3, 2019 to December 31, 2019, $5,700 of Acquisition Expenses related to the registration, transportation, inspection, repair of collectible memorabilia and other acquisition related expenses were incurred, excluding $0 related to Underlying Assets sold.

The total investment in memorabilia assets as of December 31, 2019 is as follows:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

As of 12/31/2019
Capitalized Costs
	Applicable Series		Asset	Purchase Price / Down payment	Authen-tication	Other	Total
Asset 1	Series #52MANTLE	(1)	1952 Topps #311 Mickey Mantle Card	$125,000	$-	$-	$125,000
Asset 2	Series #71MAYS	(1)	1971 Willie Mays Jersey	52,500	-	-	52,500
Asset 3	Series #RLEXPEPSI	(1)	Rolex GMT Master II	16,800	-	-	16,800
Asset 4	Series #10COBB	(1)	1910 Ty Cobb Card	35,000	-	-	35,000
Asset 5	Series #POTTER	(1)	1997 First Edition Harry Potter	65,000	100	5,000	70,100
Asset 6	Series #TWOCITIES	(1)	First Edition A Tale of Two Cities	12,000	100	-	12,100
Asset 7	Series #FROST	(1)	First Edition A Boy's Will	10,000	100	-	10,100
Asset 8	Series #BIRKINBLU	(1)	Bleu Saphir Lizard Hermès Birkin	55,500	-	-	55,500
Asset 9	Series #SMURF	(1)	Rolex Submariner "Smurf"	29,500	-	-	29,500
Asset 10	Series #70RLEX	(1)	1970 Rolex Beta 21	17,900	-	-	17,900
Asset 11	Series #EINSTEIN	(1)	First Edition of Philosopher-Scientist	11,000	100	-	11,100
Asset 12	Series #HONUS	(1)	1909-11 Honus Wagner Card	500,028	-	-	500,028
Asset 13	Series #75ALI	(1)	1975 Muhammad Ali Boots	44,000	-	-	44,000
Asset 14	Series #71ALI	(1)	1971 “Fight of the Century” Contract	27,500	-	-	27,500
Asset 15	Series #APROAK	(2)	AP Royal Oak A-Series	72,500	-	-	72,500
Asset 16	Series #88JORDAN	(2)	1988 Air Jordan III Sneakers	20,000	-	-	20,000
Asset 17	Series #SNOOPY	(2)	2015 Omega Speedmaster Moonwatch	24,000	-	-	24,000
Asset 18	Series #98JORDAN	(2)	1998 Michael Jordan Jersey	120,000	-	-	120,000
Asset 19	Series #18ZION	(2)	2018 Zion Williamson Sneakers	13,500	-	-	13,500
Asset 20	Series #YOKO	(2)	First Edition Grapefruit	12,500	100	-	12,600
Asset 21	Series #APOLLO11	(2)	Apollo 11 New York Times	30,000	-	-	30,000
Asset 22	Series #APEOD	(2)	AP Royal Oak "End of Days"	28,000	-	-	28,000
Asset 23	Series #ROOSEVELT	(2)	First Edition African Game Trails	17,000	200	-	17,200
Asset 24	Series #AGHOWL	(2)	First Edition Howl and Other Poems	15,500	-	-	15,500
Asset 25	Series #56MANTLE	(2)	1956 Mickey Mantle Card	9,000	-	-	9,000
Asset 26	Series #24RUTHBAT	(2)	1924 Babe Ruth Bat	50,000	-	-	50,000
Asset 27	Series #33RUTH	(2)	1933 Babe Ruth Card	74,000	-	-	74,000
Asset 28	Series #BIRKINBOR	(2)	2015 Hermès Bordeaux Birkin	12,500	-	-	12,500
Asset 29	Series #HIMALAYA	(2)	2014 Hermès Himalaya Birkin	32,500	-	-	32,500
Asset 30	Series #SPIDER1	(2)	1963 Amazing Spider-Man #1	5,000	-	-	5,000
Asset 31	Series #BATMAN3	(2)	1940 Batman #3	18,750	-	-	18,750
Asset 32	Series #ULYSSES	(2)	1935 First Edition Ulysses	22,000	-	-	22,000
Total				$1,578,478	$700	$5,000	$1,584,178

Acquisition Expense 2019				$1,578,478	$700	$5,000	$1,584,178

Note: Excludes $0 of capitalized acquisitions costs related to Underlying Assets sold.

(3)Offering for Series Interests closed at December 31, 2019 and Underlying Asset owned by applicable Series.

(4)At December 31, 2019 owned by RSE Archive, LLC and not by any Series. To be owned by the applicable Series as of the closing of the applicable offering.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

16.Members’ Equity:

Members’ equity for the Company and any Series consists of capital contributions from the Manager, or its affiliates, Membership Contributions and the Net Income / (Loss) for the period.

Capital contributions from the Manager are made to cover Operating Expenses (as described in Note B(5) above), such as storage, insurance, transportation and ongoing accounting and legal expenses incurred by the Company or any of the Series, for which the Manager has elected not to be reimbursed.

Members’ equity in Membership Contributions issued in a successful closing of an offering for a particular Series are calculated by taking the amount of membership Interests sold in an offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the offering are paid from the proceeds of any successfully closed offering. These expenses will not be incurred by the Company or the applicable Series or the Manager, if an offering does not close. At December 31, 2019, the following offerings for Series Interests had closed:

Membership Contribution and Uses at Closing
Applicable Series	Asset	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	10/25/2019	$132,000	$1,320	$3,090	$990	$126,600
Series #71MAYS	1971 Willie Mays Jersey	10/31/2019	57,000	570	1,830	500	54,100
Series #RLEXPEPSI	Rolex GMT Master II	11/6/2019	17,800	178	22	500	17,100
Series #10COBB	1910 Ty Cobb Card	11/14/2019	39,000	390	1,510	500	36,600
Series #POTTER	1997 First Edition Harry Potter	11/21/2019	72,000	720	-	540	70,740
Series #TWOCITIES	First Edition A Tale of Two Cities	11/21/2019	14,500	145	55	500	13,800
Series #FROST	First Edition A Boy's Will	11/21/2019	13,500	135	865	500	12,000
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	11/27/2019	58,000	580	170	500	56,750
Series #SMURF	Rolex Submariner "Smurf"	11/27/2019	34,500	345	2,905	500	30,750
Series #70RLEX	1970 Rolex Beta 21	12/9/2019	20,000	200	50	500	19,250
Series #EINSTEIN	First Edition of Philosopher-Scientist	12/12/2019	14,500	145	855	500	13,000
Series #HONUS	1909-11 Honus Wagner Card	12/26/2019	520,000	5,200	5,572	3,900	505,328
Series #75ALI	1975 Muhammad Ali Boots	12/30/2019	46,000	460	-	500	45,040
Series #71ALI	1971 “Fight of the Century” Contract	12/30/2019	31,000	310	1,090	500	29,100
Total			$1,069,800	$10,698	$18,014	$10,930	$1,030,158

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at closing of offering for respective Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

17.Income taxes:

Each existing Series has elected and qualified, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of December 31, 2019.

RSE Archive, LLC, as the master series of the Company and RSE Archive Manager, LLC, the Manager of the Company, intend to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

18.Earnings (loss) / income per membership interest:

Upon completion of an offering, each Series intends to comply with accounting and disclosure requirement of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

As of the period from January 3, 2019 to December 31, 2019, the following Series had closed offerings and the (losses) / income per membership Interest as per the table below:

Earnings (Loss) Per Membership Interest (EPMI)
			12/31/2019
Applicable Series	Asset	Membership Interests	Net (Loss) / Income	EPMI
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	1,000	$(607)	$(0.61)
Series #71MAYS	1971 Willie Mays Jersey	2,000	(301)	(0.15)
Series #RLEXPEPSI	Rolex GMT Master II	2,000	(225)	(0.11)
Series #10COBB	1910 Ty Cobb Card	1,000	(233)	(0.23)
Series #POTTER	1997 First Edition Harry Potter	3,000	(196)	(0.07)
Series #TWOCITIES	First Edition A Tale of Two Cities	200	(142)	(0.71)
Series #FROST	First Edition A Boy's Will	200	(140)	(0.70)
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	1,000	(215)	(0.21)
Series #SMURF	Rolex Submariner "Smurf"	2,000	(329)	(0.16)
Series #70RLEX	1970 Rolex Beta 21	1,000	(105)	(0.10)
Series #EINSTEIN	First Edition of Philosopher-Scientist	2,000	(73)	(0.04)
Series #HONUS	1909-11 Honus Wagner Card	10,000	(965)	(0.10)
Series #75ALI	1975 Muhammad Ali Boots	2,000	(86)	(0.04)
Series #71ALI	1971 “Fight of the Century” Contract	2,000	(55)	(0.03)

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Under the Operating Agreement, each investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and advisory board members.

Officer and Affiliate Loans

From time to time, individual officers and affiliates of the Manager may make loans to the Company to facilitate the purchase of memorabilia assets prior to the closing of a Series’ offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the broker of record and the custody broker and their respective affiliates, from the proceeds of a closed offering, the memorabilia would then transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another memorabilia assets.

As of December 31, 2019, no loans were outstanding to either officers or affiliates of the Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On April 30, 2019, the Asset Manager and the Company, including an affiliate of the Asset Manager, entered into a $1.5 million revolving line of credit with Silicon Valley Bank. The LoC allowed the Asset Manager to draw up to 80% of the value of an Underlying Assets for any asset held on the books of the Company for less than 180 days. Interest rate on any amounts outstanding under the LoC accrued at a floating per annum rate equal to the greater of (i) 0.50% above the Prime Rate (defined as the rate published in the money rates section of The Wall Street Journal) or (ii) 6.0%. Interest expense is paid monthly by the Asset Manager. The Company was also held jointly and severably liable for any amounts outstanding under this LoC. On December 20, 2019, the Asset Manager and the Company cancelled the LoC and the Asset Manager repaid $220,000 outstanding under the LoC plus accrued interest of $1,100.

Simultaneous with the cancellation of the LoC, the Asset Manager and the Company, including an affiliate of the Asset Manager, entered into a $2.25 million demand note (the “DM”) with Upper90. The DM allows the Asset Manager to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest rate on any amounts outstanding under the DM accrues at a fixed per annum rate of 15%. The Company is also held jointly and severably liable for any amounts outstanding under this DM. It is anticipated that the Asset Manager will replace the DM with a more permanent piece of debt from Upper90 at essentially the same terms sometime in the second quarter of 2020.

As of December 31, 2019, $1,560,000 debt plus $7,800 of accrued interest was outstanding under the DM. Of the $1,560,000 outstanding, $565,000 were related to memorabilia assets and the remainder to assets of the affiliate of the Asset Manager, per the table below:

Borrowing Base
Asset Type	Series	Underlying Asset	$ Borrowed	Date Drawn
Automobile	#81AV1	1982 Aston Martin V8 Vantage	$285,000	12/20/2019
Automobile	#72FG2	1972 Ferrari 365 GT C/4	275,000	12/20/2019
Automobile	#95FF1	1995 Ferrari 355 Spider	105,000	12/20/2019
Automobile	#03SS1	2003 Series Saleen S7	330,000	12/20/2019
Memorabilia	#98JORDAN	1998 Michael Jordan Jersey	120,000	12/20/2019
Memorabilia	#33RUTH	1933 Babe Ruth Card	74,000	12/20/2019
Memorabilia	#56MANTLE	1956 Mickey Mantle Card	9,000	12/20/2019
Memorabilia	#88JORDAN	1988 Air Jordan III Sneakers	20,000	12/20/2019
Memorabilia	#AGHOWL	First Edition Howl and Other Poems	15,500	12/20/2019
Memorabilia	#ROOSEVELT	First Edition African Game Trails	17,000	12/20/2019
Memorabilia	#ULYSSES	1935 First Edition Ulysses	22,000	12/20/2019
Memorabilia	#YOKO	First Edition Grapefruit	12,500	12/20/2019
Memorabilia	#BIRKINBOR	2015 Hermès Bordeaux Birkin	50,000	12/20/2019
Memorabilia	#HIMALAYA	2014 Hermès Himalaya Birkin	130,000	12/20/2019
Memorabilia	#SPIDER1	1963 Amazing Spider-Man #1	20,000	12/20/2019
Memorabilia	#BATMAN3	1940 Batman #3	75,000	12/20/2019
Total			$1,560,000

Note: Series #81AV1, Series #72FG2, Series #95FF1 and Series #03SS1 are Series of an affiliate of the Asset Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

As of December 31, 2019, we have not yet generated any revenues directly attributable to the Company or any Series to date.  In addition, we do not anticipate the Company or any Series to generate any revenue in excess of costs associated with such revenues until 2021. In early 2019, the Manager of the Company launched its first showroom in New York City and in mid-2019 launched an online shopping experience for merchandise In future, the Manager of the Company plans to roll out additional opportunities for revenue generation including additional showrooms.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular memorabilia asset and Operating Expenses related to the management of such memorabilia assets.

Fees and expenses related to the purchase of an underlying memorabilia asset include Offering Expenses, Acquisition Expenses Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the closing of an offering and those incurred after the closing of an offering. Although these pre- and post- closing Operating Expenses are similar in nature and consist of expenses such as storage, insurance, transportation, marketing and maintenance and professional fees such as ongoing bookkeeping, legal and accounting expenses associated with a Series, pre-closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the underlying memorabilia assets or the number of memorabilia, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy in its sole discretion from time to time.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

Allocation Methodology or Description by Category

•Revenue: Revenues from the anticipated commercialization of the collection of memorabilia will be allocated amongst the Series whose underlying memorabilia are part of the commercialization events, based on the value of the underlying memorabilia assets. No revenues attributable directly to the Company or any Series have been generated during the period from January 3, 2019 to December 31, 2019.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B(4)) are funded by the Manager and generally reimbursed through the Series proceeds upon the closing of an offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B(6)), are typically funded by the Manager, and reimbursed from the Series proceeds upon the closing of an offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the closing, but incurred after the closing of an offering, for example registration fees, in which case, additional cash from the proceeds of the offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the closing of the offering. Acquisition Expenses incurred are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon closing of the offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the close of an offering (see note B(7)) and is charged to the specific Series. Losses incurred related to closed offerings, due to shortfalls between proceeds from closed offerings and costs incurred in relation to these offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B(6)).

•Brokerage Fee: The Brokerage Fee is paid to the broker of record from the Series proceeds upon the closing of an offering (see note B(7)) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the custody broker from the Series proceeds upon the closing of an offering (see note B(7)) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B(5)), including storage, insurance, maintenance costs and other Series related Operating Expenses, are expensed as incurred:

oPre-closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

v)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

vi)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

vii)Thereafter, at least 50% of Free Cash Flow (net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to interest holders of a particular Series.

viii)The Manager may receive up to 50% of Free Cash Flow in the form of a management fee, which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of December 31, 2019, no distributions of Free Cash Flow or management fees were paid by the Company or in respect of any Series.

F-96

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX

As of December 31, 2019, each individual Series has elected to be treated as a corporation for tax purposes.

No provision for income taxes for the period from January 3, 2019 to December 31, 2019 has been recorded for any individual Series as all individual Series incurred net losses.  Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets at December 31, 2019 are fully offset by a valuation allowance, and therefore, no tax benefit applicable to the loss for each individual Series for the years ended December 31, 2019 has been recognized. Losses incurred after January 1, 2019 do not expire for federal income tax purposes.

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. RSE Archive has elected to be treated as a partnership; thus, for the period from January 3, 2019 to December 31, 2019 the only tax affected components of deferred tax assets and deferred tax liabilities related to closed Series.

Period from January 3, 2019 to December 31, 2019:

Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
Series #52MANTLE	$ (127)	$ 127	$ -
Series #71MAYS	(63)	63	-
Series #RLEXPEPSI	(47)	47	-
Series #10COBB	(49)	49	-
Series #POTTER	(41)	41	-
Series #TWOCITIES	(30)	30	-
Series #FROST	(29)	29	-
Series #BIRKINBLU	(45)	45	-
Series #SMURF	(69)	69	-
Series #70RLEX	(22)	22	-
Series #EINSTEIN	(15)	15	-
Series #HONUS	(203)	203	-
Series #75ALI	(18)	18	-
Series #71ALI	(12)	12	-
Total	$ (770)	$ 770	$ -

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Tax affected components of deferred tax assets and deferred tax liabilities at December 31, 2019, consisting of net operating losses, were as follows:

Federal Loss Carry-forward
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
Series #52MANTLE	$ (127)	$ 127	$ -
Series #71MAYS	(63)	63	-
Series #RLEXPEPSI	(47)	47	-
Series #10COBB	(49)	49	-
Series #POTTER	(41)	41	-
Series #TWOCITIES	(30)	30	-
Series #FROST	(29)	29	-
Series #BIRKINBLU	(45)	45	-
Series #SMURF	(69)	69	-
Series #70RLEX	(22)	22	-
Series #EINSTEIN	(15)	15	-
Series #HONUS	(203)	203	-
Series #75ALI	(18)	18	-
Series #71ALI	(12)	12	-
Total	$ (770)	$ 770	$ -

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

COVID-19

The extent of the impact and effects of the recent outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company does not expect that the outbreak will have a material adverse effect on our business or financial results at this time.

Restriction on Sale of Series #HONUS

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10 year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all offerings, which have closed after the date of the financial statements through March 31, 2020.

Series Interest	Series Name	Underlying Asset	Offering Size	Opening Date	Closing Date	Status	Comments
Series #88JORDAN Interest	Series Michael Jordan 1988 Sneakers	1988 Michael Jordan Nike Air Jordan III Sneakers	$ 22,000	1/19/2020	1/27/2019	Closed

• Purchase Agreement to acquire the Underlying Asset for $20,000 entered on 10/16/2019 with expiration on 12/16/2019
• $22,000 Offering closed on 1/27/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #56MANTLE Interest	Series 1956 Topps Mickey Mantle Card	1956 Topps #135 Mickey Mantle Card	$ 10,000	1/3/2020	3/11/2020	Closed

• Acquired Underlying Asset for $9,000 on 11/26/2019 financed through a non-interest-bearing payment from the Manager

• $10,000 Offering closed on 3/11/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #BIRKINBOR Interest	Series Hermès Bordeaux Porosus Birkin Bag	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	$ 52,500	2/14/2020	2/20/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $50,000 entered on 11/20/2019
• Down-payment of $12,500 on 12/26/2019 and final payment of $37,500 on 1/7/2020 were made and financed through non-interest-bearing payments from the Manager
• $52,500 Offering closed on 02/20/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #33RUTH Interest	Series 1933 Goudey Babe Ruth Card	1933 Goudey #144 Babe Ruth Card	$ 77,000	2/21/2020	2/26/2020	Closed	• Acquired Underlying Asset for $74,000 on 11/26/2019 financed through a non-interest-bearing payment from the Manager
Series #SPIDER1 Interest	Series 1963 Amazing Spider-Man #1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	$22,000	2/28/2020	3/4/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $20,000 entered on 11/27/2019
• Down-payment of $5,000 on 11/27/2019 and final payment of $15,000 on 1/3/2020 were made and financed through non-interest-bearing payments from the Manager
• $22,000 Offering closed on 3/4/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #BATMAN3 Interest	Series 1940 Batman #3	1940 D.C. Comics Batman #3 CGC NM 9.4	$78,000	2/28/2020	3/4/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $75,000 entered on 11/27/2019
• Down-payment of $18,750 on 11/27/2019 and final payment of $56,250 on 1/3/2020 were made and financed through non-interest-bearing payments from the Manager
• $78,000 Offering closed on 3/4/2020 and payments made by the Manager and other Obligations were paid through the proceeds

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Opening Date	Closing Date	Status	Comments
Series #AGHOWL Interest	Series Howl and Other Poems	First Edition Howl and Other Poems	$19,000	3/6/2020	3/11/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $15,500 entered on 7/30/2019
• Down-payment of $2,300 on 8/9/2019 and final payment of $13,200 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager
• $19,000 Offering closed on 3/11/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #ROOSEVELT Interest	Series African Game Trails	First Edition African Game Trails	$19,500	3/6/2020	3/10/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $17,000 entered on 7/30/2019
• Down-payment of $2,550 on 8/9/2019 and final payment of $14,450 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager
• $19,500 Offering closed on 3/10/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #ULYSSES Interest	Series Ulysses	1935 First Edition Ulysses	$25,500	3/6/2020	3/10/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $22,000 entered on 7/30/2019
• Down-payment of $3,400 on 8/9/2019 and final payment of $18,600 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager
• $25,500 Offering closed on 3/10/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #98JORDAN Interest	Series Michael Jordan Jersey	1998 Michael Jordan Jersey	$128,000	3/13/2020	3/22/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $120,000 entered on 4/26/2019
• Down-payment of $60,000 on 5/2/2019 and final payment of $60,000 on 07/1/2019 were made and financed through non-interest-bearing payments from the Manager

• $128,000 Offering closed on 3/22/2020 and payments made by the Manager and other Obligations were paid through the proceeds

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Asset Disposition

On February 1, 2020, the Company received an unsolicited take-over offer for Series “Fight of The Century” Contract, the Underlying Asset for Series #71ALI, in the amount of $40,000. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board has evaluated the offer and has determined that it is in the interest of the Investors to sell the Series “Fight of The Century” Contract. The purchase and sale agreement was executed on February 7, 2020.

F-101

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE J - RESTATEMENT

During the period from January 3, 2019 to December 31, 2019, the Company incorrectly included the non-cash membership interests issued  as part of the total consideration issued by the Company to the  sellers of Series #HONUS and Series #71MAYS, in the statements of cash flows, for each of these two individual Series and in the consolidated statement of the Company.  As a result, the Cash Flows from Investing Activities and Cash Flows from Financing Activities for these two Series and the consolidated amounts have been restated to appropriately reflect the amount of cash consideration that was (i) paid for the specific assets and recorded as Investment in Memorabilia in Cash Flows from Investing Activities, and (ii) received by the Series through the offering of membership interests and recorded as Proceeds from Sale of Membership Interest in Cash Flows from Financing Activities.  The error had no effect on the consolidated balance sheets, consolidated statements of operations, and consolidated statements of members’ equity (deficit).

The specific adjustments related to each Series and the total consolidated amounts of the Company in the Statement of Cash Flows follows:

	Series #HONUS
	As Originally Filed	Adjustment	As Restated

Cash flows from investing activities:
Investment in memorabilia	($500,028)	$275,028	($225,000)
Net cash used in investing activities	($500,028)	$275,028	($225,000)

Cash flows from financing activities:
Proceeds from sale of membership interests	$505,328	($275,028)	$230,300
Net cash provided by financing activities	$505,328	($275,028)	$230,300

	Series #71MAYS
	As Originally Filed	Adjustment	As Restated

Cash flows from investing activities:
Investment in memorabilia	($52,500)	$5,250	($47,250)
Net cash used in investing activities	($52,500)	$5,250	($47,250)

Cash flows from financing activities:
Proceeds from sale of membership interests	$54,100	($5,250)	$48,850
Net cash provided by financing activities	$54,100	($5,250)	$48,850

	Consolidated
	As Originally Filed	Adjustment	As Restated

Cash flows from investing activities:
Investment in memorabilia	($1,301,928)	$280,278	($1,021,650)
Net cash used in investing activities	($1,584,178)	$280,278	($1,303,900)

Cash flows from financing activities:
Proceeds from sale of membership interests	$1,030,158	($280,278)	$749,880
Net cash provided by financing activities	$1,608,178	($280,278)	$1,327,900

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Archive, LLC (1)

Exhibit 2.2 – Amended and Restated Operating Agreement for RSE Archive, LLC (3)

Exhibit 2.3 – Certificate of Formation for RSE Archive Manager, LLC (1)

Exhibit 2.4 – Operating Agreement for RSE Archive Manager, LLC (2)

Exhibit 3.1 – Form of Series Designation (1)

Exhibit 4.1 – Amended and Restated Form of Subscription Agreement (4)

Exhibit 6.1 – Amended and Restated Form of Asset Management Agreement (9)

Exhibit 6.2 – Broker of Record Agreement (1)

Exhibit 6.3 – Purchase Option Agreement in respect of Series #10COBB Asset (1)

Exhibit 6.4 – Purchase Option Agreement in respect of Series #52MANTLE Asset (1)

Exhibit 6.5 – Purchase Option Agreement in respect of Series #71ALI Asset (1)

Exhibit 6.6 – Purchase Option Agreement in respect of Series #71MAYS Asset (1)

Exhibit 6.7 – Purchase Option Agreement in respect of Series #98JORDAN Asset (1)

Exhibit 6.8 – Purchase Option Agreement in respect of Series #AGHOWL Asset (1)

Exhibit 6.9 – Purchase Option Agreement in respect of Series #EINSTEIN Asset (1)

Exhibit 6.10 – Purchase Option Agreement in respect of Series #FROST Asset (1)

Exhibit 6.11 – Purchase Option Agreement in respect of Series #POTTER Asset (1)

Exhibit 6.12 – Purchase Option Agreement in respect of Series #ROOSEVELT Asset (1)

Exhibit 6.13 – Purchase Option Agreement in respect of Series #TWOCITIES Asset (1)

Exhibit 6.14 – Purchase Option Agreement in respect of Series #ULYSSES Asset (1)

Exhibit 6.15 – Purchase Option Agreement in respect of Series #YOKO Asset (1)

Exhibit 6.16 – Purchase Agreement in respect of Series #70RLEX Asset (3)

Exhibit 6.17 – Purchase Agreement in respect of Series #RLEXPEPSI Asset (3)

Exhibit 6.18 – Purchase Agreement in respect of Series #SMURF Asset (5)

Exhibit 6.19 – Purchase Agreement in respect of Series #APEOD Asset (5)

Exhibit 6.20 – Purchase Agreement in respect of Series #APROAK Asset (5)

Exhibit 6.21 – Purchase Option Agreement in respect of Series #15PTKWT Asset (5)

Exhibit 6.22 – Purchase Agreement in respect of Series #18ZION Asset (5)

Exhibit 6.23 – Purchase Agreement in respect of Series #75ALI Asset (5)

Exhibit 6.24 – Purchase Agreement in respect of Series #88JORDAN Asset (5)

Exhibit 6.25 – Purchase Agreement in respect of Series #APOLLO11 Asset (5)

Exhibit 6.26 – Purchase Agreement in respect of Series #BIRKINBLEU Asset (5)

Exhibit 6.27 – Purchase Agreement in respect of Series #SNOOPY Asset (6)

Exhibit 6.28 – Purchase Option Agreement in respect of Series #HONUS Asset (6)

Exhibit 6.29 – Purchase Agreement in respect of Series #24RUTHBAT Asset (7)

Exhibit 6.30 – Purchase Agreement in respect of Series #33RUTH Asset (7)

Exhibit 6.31 – Purchase Agreement in respect of Series #56MANTLE Asset (7)

Exhibit 6.32 – Purchase Option Agreement in respect of Series #BIRKINBOR Asset (7)

Exhibit 6.33 – Purchase Option Agreement in respect of Series #HIMALAYA Asset (7)

Exhibit 6.34 – Purchase Option Agreement in respect of Series #SPIDER1 Asset (7)

Exhibit 6.35 – Purchase Option Agreement in respect of Series #BATMAN3 Asset (7)

Exhibit 6.36 – Purchase Agreement in respect of Series #BOND1 Asset (8)

Exhibit 6.37 – Purchase Agreement in respect of Series #CATCHER Asset (8)

Exhibit 6.38 – Purchase Agreement in respect of Series #LOTR Asset (8)

Exhibit 6.40 – Purchase Agreement in respect of Series #AMZFNT1 Asset (8)

Exhibit 6.41 – Purchase Agreement in respect of Series #HULK1 Asset (8)

Exhibit 6.42 – Purchase Agreement in respect of Series #BATMAN1 Asset (8)

Exhibit 6.43 – Purchase Agreement in respect of Series #55CLEMENTE Asset (8)

Exhibit 6.44 – Purchase Agreement in respect of Series #38DIMAGGIO Asset (8)

Exhibit 6.45 – Purchase Agreement in respect of Series #RUTHBALL1 Asset (8)

Exhibit 6.46 – Purchase Agreement in respect of Series #86JORDAN Asset (9)

Exhibit 6.47 – Purchase Agreement in respect of Series #GMTBLACK1 Asset (9)

III-1

Exhibit 6.48 – Purchase Agreement in respect of Series #SHKSPR4 Asset (9)

Exhibit 6.49 – Purchase Agreement in respect of Series #50JACKIE Asset (9)

Exhibit 6.50 – Purchase Agreement in respect of Series #POKEMON1 Asset (9)

Exhibit 6.51 – Purchase Option Agreement in respect of Series #FANFOUR1 Asset (9)

Exhibit 6.52 – Purchase Agreement in respect of Series #CHURCHILL Asset (9)

Exhibit 6.53 – Purchase Agreement in respect of Series #ANMLFARM Asset (9)

Exhibit 6.54 – Purchase Option Agreement in respect of Series #CAPTAIN3 Asset (9)

Exhibit 6.55 – Purchase Option Agreement in respect of Series #SUPER21 Asset (9)

Exhibit 6.56 – Purchase Option Agreement in respect of Series #SOBLACK Asset (9)

Exhibit 6.57 – Purchase Option Agreement in respect of Series #FAUBOURG Asset (9)

Exhibit 6.58 – Purchase Option Agreement in respect of Series #BIRKINTAN Asset (9)

Exhibit 6.59 – (15)

Exhibit 6.60 - Purchase Agreement in respect of Series #56TEDWILL Asset (10)

Exhibit 6.61 - Purchase Agreement in respect of Series #03LEBRON Asset (10)

Exhibit 6.62 - Purchase Agreement in respect of Series #03JORDAN Asset (10)

Exhibit 6.63 - Purchase Agreement in respect of Series #68MAYS Asset (10)

Exhibit 6.64 - Purchase Agreement in respect of Series #51MANTLE Asset (10)

Exhibit 6.65 - Purchase Option Agreement in respect of Series #85MARIO Asset (10)

Exhibit 6.66 - Purchase Agreement in respect of Series #TKAM Asset (10)

Exhibit 6.67 - Purchase Option Agreement in respect of Series #TMNT1 Asset (10)

Exhibit 6.68 - Purchase Agreement in respect of Series #LINCOLN Asset (10)

Exhibit 6.69 - Purchase Agreement in respect of Series #61JFK Asset (10)

Exhibit 6.70 - Purchase Option Agreement in respect of Series #GATSBY Asset (10)

Exhibit 6.71 - Purchase Option Agreement in respect of Series #NEWTON Asset (10)

Exhibit 6.72 - Purchase Agreement in respect of Series #BATMAN6 Asset (10)

Exhibit 6.73 - Purchase Agreement in respect of Series #STARWARS1 Asset (10)

Exhibit 6.74 - Purchase Agreement in respect of Series #DAREDEV1 Asset (10)

Exhibit 6.75 - Purchase Option Agreement in respect of Series #ALICE Asset (11)

Exhibit 6.76 - Purchase Agreement in respect of Series #14DRC Asset (11)

Exhibit 6.77 - Purchase Agreement in respect of Series #05LATOUR Asset (11)

Exhibit 6.78 - Purchase Agreement in respect of Series #16PETRUS Asset (11)

Exhibit 6.79 - Purchase Agreement in respect of Series #16SCREAG Asset (11)

Exhibit 6.80 - Purchase Option Agreement in respect of Series #HALONFR Asset (11)

Exhibit 6.81 - Purchase Agreement in respect of Series #03KOBE Asset (11)

Exhibit 6.82 - Purchase Agreement in respect of Series #86RICE Asset (11)

Exhibit 6.83 - Purchase Agreement in respect of Series #AVENGERS1 Asset (11)

Exhibit 6.84 - Purchase Agreement in respect of Series #SUPER14 Asset (11)

Exhibit 6.85 - Purchase Agreement in respect of Series #94JETER Asset (11)

Exhibit 6.86 - Purchase Agreement in respect of Series #62MANTLE Asset (11)

Exhibit 6.87 - Purchase Agreement in respect of Series #DUNE Asset (11)

Exhibit 6.88 - Purchase Agreement in respect of Series #TOS39 Asset (11)

Exhibit 6.89 - Purchase Option Agreement in respect of Series #2020TOPPS Asset (11)

Exhibit 6.90 - Purchase Agreement in respect of Series #93DAYTONA Asset (11)

Exhibit 6.91 - Purchase Agreement in respect of Series #TORNEK Asset (11)

Exhibit 6.92 - Purchase Agreement in respect of Series #57STARR Asset (11)

Exhibit 6.93 - Purchase Agreement in respect of Series #57MANTLE Asset (11)

Exhibit 6.94 - Purchase Agreement in respect of Series #39TEDWILL Asset (11)

Exhibit 6.95 - Purchase Agreement in respect of Series #37HEISMAN Asset (12)

Exhibit 6.96 - Purchase Agreement in respect of Series #JUSTICE1 Asset (12)

Exhibit 6.97 - Purchase Agreement in respect of Series #AF15 Asset (12)

Exhibit 6.98 - Purchase Agreement in respect of Series #59JFK Asset (12)

Exhibit 6.99 - Purchase Agreement in respect of Series #CLEMENTE2 Asset (12)

Exhibit 6.100 - Purchase Agreement in respect of Series #SPIDER10 Asset (12)

Exhibit 6.101 - Purchase Agreement in respect of Series #GRAPES Asset (12)

Exhibit 6.102 - Purchase Agreement in respect of Series #09TROUT Asset (12)

Exhibit 6.103 - Purchase Agreement in respect of Series #JOBSMAC Asset (12)

III-2

Exhibit 6.104 - Purchase Agreement in respect of Series #AVENGE57 Asset (12)

Exhibit 6.105 - Purchase Agreement in respect of Series #PICNIC Asset (12)

Exhibit 6.106 - Purchase Agreement in respect of Series #79STELLA Asset (12)

Exhibit 6.107 - Purchase Agreement in respect of Series #KEROUAC Asset (13)

Exhibit 6.108 - Purchase Agreement in respect of Series #09BEAUX Asset (13)

Exhibit 6.109 - Purchase Agreement in respect of Series #13BEAUX Asset (13)

Exhibit 6.110 - Purchase Agreement in respect of Series #09RBLEROY Asset (13)

Exhibit 6.111 - Purchase Agreement in respect of Series #00MOUTON Asset (13)

Exhibit 6.112 - Purchase Agreement in respect of Series #11BELAIR Asset (13)

Exhibit 6.113 - Purchase Agreement in respect of Series #06BRM Asset (13)

Exhibit 6.114 - Purchase Agreement in respect of Series #17DUJAC Asset (13)

Exhibit 6.115 - Purchase Agreement in respect of Series #00NEWMAN Asset (13)

Exhibit 6.116 - Purchase Agreement in respect of Series #NASA1 Asset (13)

Exhibit 6.117 - Purchase Agreement in respect of Series #03KOBE2 Asset (13)

Exhibit 6.118 - Purchase Agreement in respect of Series #FAUBOURG2 Asset (13)

Exhibit 6.119 - Amended and Restated Upper90 Secured Demand Promissory Term Note (16)

Exhibit 6.120 - Purchase Agreement in respect of Series #03TACHE Asset

Exhibit 6.121 - Purchase Agreement in respect of Series #04LEBRON Asset

Exhibit 6.122 - Purchase Agreement in respect of Series #THOR Asset

Exhibit 6.123 - Purchase Agreement in respect of Series #85NES Asset

Exhibit 6.124 - Purchase Agreement in respect of Series #WILDGUN Asset

Exhibit 6.125 - Purchase Agreement in respect of Series #88MARIO Asset

Exhibit 6.126 - Purchase Agreement in respect of Series #GOLDENEYE Asset

Exhibit 6.127 - Purchase Agreement in respect of Series #13MUSIGNY Asset

Exhibit 6.128 - Purchase Agreement in respect of Series #DIMAGGIO2 Asset

Exhibit 6.129 - Purchase Agreement in respect of Series #85JORDAN Asset

Exhibit 6.130 - Purchase Agreement in respect of Series #00BRADY Asset

Exhibit 6.131 - Purchase Agreement in respect of Series #34GEHRIG Asset

Exhibit 6.132 - Purchase Agreement in respect of Series #69KAREEM Asset

Exhibit 6.133 - Purchase Agreement in respect of Series #16KOBE Asset

Exhibit 8.1 – Subscription Escrow Agreement (1)

Exhibit 8.2 – Custodian Agreement with DriveWealth, LLC (5)

Exhibit 11.1 – Consent of EisnerAmper LLP

Exhibit 12.1 – Opinion of Duane Morris LLP

Exhibit 13.1 – Amended and Restated Testing the Water Materials (3)

(1)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on August 13, 2019

(2)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 19, 2019

(3)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 16, 2019

(4)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 4, 2019

(5)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 21, 2019

(6)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on November 15, 2019

(7)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on December 5, 2019

(8)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on February 7, 2020

(9)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on March 31, 2020

(10)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on May 26, 2020

(11)Previously filed as an exhibit to the Company’s Form1-A/A filed with the Commission on July 10, 2020

(12)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 7, 2020

III-4

(13)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 15, 2020

(14)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on September 28, 2020

(15)Exhibit 6.59 has been restated and replaced in its entirety with Exhibit 6.119

(16)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on October 8, 2020

III-4

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE ARCHIVE MANAGER, LLC

By: RSE Markets, Inc., its managing member

By: /s/ George J. Leimer

Name: George J. Leimer

Title: Chief Executive Officer

This report has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George J. Leimer Name: George J. Leimer	President of RSE Markets, Inc. (Principal Executive Officer)	October 14, 2020
/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of RSE Markets, Inc. (Principal Financial Officer)	October 14, 2020
RSE ARCHIVE MANAGER, LLC By: /s/ George J. Leimer Name: George J. Leimer Title: Chief Executive Officer	Managing Member	October 14, 2020